UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04297

VANECK FUNDS

(Exact name of registrant as specified in charter)

666 Third Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Van Eck Associates Corporation

666 Third Avenue, New York, NY 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 293-2000

Date of fiscal year end: DECEMBER 31

Date of reporting period: DECEMBER 31, 2022

Item 1.	REPORTS TO SHAREHOLDERS.

ANNUAL REPORT December 31, 2022

VanEck Funds

CM Commodity Index Fund
Emerging Markets Bond Fund
Emerging Markets Fund
Emerging Markets Leaders Fund
Environmental Sustainability Fund
Global Resources Fund
International Investors Gold Fund
VanEck Morningstar Wide Moat Fund

800.826.2333	vaneck.com

Certain information contained in this report represents the opinion of the investment adviser which may change at any time. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings, the Funds’ performance, and the views of the investment adviser are as of December 31, 2022.

PRIVACY NOTICE

(unaudited)

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Who we are
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We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

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State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

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Definitions
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■  Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MarketVectors Indexes GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
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PRIVACY NOTICE

(unaudited) (continued)

Other important information

California Residents— In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

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VANECK FUNDS

PRESIDENT’S LETTER

December 31, 2022 (unaudited)

Dear Fellow Shareholders:

Back in July 2022, I said that Market Volatility Has One Final Act.1 I think we’re still going through that final phase of U.S. Federal Reserve (“Fed”) tightening, and we don’t yet know the full impact on corporate profits or the real economy. But, unlike when this cycle started, long-term investors shouldn’t be hiding in cash. Instead, adjust your bond-stock mix. But bond prices have dropped significantly, and so, as you will see at the end of the letter, we are bullish bonds.

Discussion

To recap this cycle: stocks and bonds historically do not perform well when the Fed tightens monetary conditions, and that’s just what the Fed announced it would be doing at the end of 2021. This would include raising rates and changing its balance sheet actions, which doesn’t create a great environment for financial assets. If we’re in the last, third act of the play, the third act may last a very long time.

There are three things investors are facing, none of which is particularly positive for financial assets.

1.	Monetary Policy: Tightening

Money supply exploded during the COVID–19 pandemic, but declined dramatically in 2022, to low levels. This withdrawal of money supply is bad for stock and bond returns.

A second, modern component to monetary policy is the Fed balance sheet. After buying bonds during the pandemic, the Fed has now started shrinking the balance sheet—one estimate indicates $330B net out by the end of last November. The Fed has only shrunk its balance sheet once before, so we are facing an unknown.

Commodity prices and the Consumer Price Index (“CPI”) receive much focus, but I think what the Fed is really fighting is wage inflation. That is the kind of inflation that is endemic and hard to manage once it takes hold, not least because it creates a spiraling effect. I think the Fed knows it can’t control oil prices or supply chain directly, but it wants to manage this wage inflation psychology.

Services typically don’t reflect the price of commodities and, in 2022, we saw services inflation increase significantly. That’s not slowing down, and this is a battle the Fed is fighting that I think will last for an extended period of time.

2.	Fiscal Tightening

A second bearish factor is that government spending is unlikely to increase this year. The Republicans, who won control of the House of Representatives, are looking to slow government spending. And even Democrats like Larry Summers believe that stimulus spending during the pandemic led to inflation, so we’re unlikely to see another big stimulus spending bill regardless of who controls government.

3.	Global Growth is at Low Levels

Both Chinese and European growth, for different reasons, were slow in 2022. Over the last 20 years, U.S. and China have been the two main pillars of global growth. While China has loosened its Draconian domestic COVID-19 restrictions, and I think there will be a growth surge, the growth may be more domestic and consumer-led, which may not stimulate global growth as much as it has in recent decades. The range in China growth estimates is from low (1% to 3%) to “high” (4% to 5%). In coming years, we will likely have to look to India, Indonesia and Africa to take up the baton as pillars of higher percentage global growth.

I don’t believe that we will escape these three dampeners on stock and bond returns in 2023—higher interest rates, no government spending growth and tepid global growth. We will need upside corporate profitability surprises or high Chinese growth to substantially boost markets this year, in our view.

However, after the 2022 losses, bond investments are now offering attractive yields, so this is currently our favorite asset class to buy. (See What to Buy? Bonds. When? Now.)2 Because of higher interest rates, bonds can offer adequate returns, as they did in the 1970s even though that decade was the worst for interest rates in the last 100 years.

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VANECK FUNDS

PRESIDENT’S LETTER

(unaudited) (continued)

We thank you for investing in VanEck’s investment strategies. On the following pages, you will find a performance discussion and financial statements for each of the funds for the twelve month period ended December 31, 2022. As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
CEO and President
VanEck ETF Trust

January 19, 2023

PS The investing outlook can change suddenly. To get our quarterly investment outlooks, please subscribe to “VanEck News & Insights”. Should you have any questions regarding fund performance, please contact us at 800.826.2333 or visit our website.

[1]	Market Volatility Has One Final Act, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-market-volatility-has-one-final-act/.

[2]	What to Buy? Bonds. When? Now, https://www.vaneck.com/us/en/blogs/investment-outlook/jan-van-eck-what-to-buy-bonds-when-now/.
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CM COMMODITY INDEX FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The CM Commodity Index Fund (the “Fund”) is a passively-managed mutual fund that seeks to track the UBS Constant Maturity Commodity Total Return Index (the “CMCITR” or “the Index”1).

CMCI is a next-generation commodity index diversified across maturities, minimizing its exposure to the front end of the futures curves. By spreading its exposure across multiple maturities and maintaining a constant maturity per commodity, CMCI seeks to mitigate the impacts of negative roll yield in contango environments. Diversified across five commodity sectors and 29 commodity components, the Index’s energy allocation is typically around 35%. In contrast with many “enhanced” commodity funds, The Fund offers “pure” commodity exposure by investing in commodity-linked derivative instruments and more conservative fixed income securities, such as U.S. Treasury Bills.

Performance Overview

The Fund gained 15.29% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2022. The Fund underperformed the Index by 2.14%, which posted a gain of 17.43%.

During the 12 month period, the Fund continued to utilize commodity index-linked swaps as an effective means of gaining exposure to the Index. While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating CMCITR’s commodity exposures and weights.

Market Review

Once again, the energy sector led all sectors, continuing the trend from 2021.

Energy was the best performing sector for CMCITR, rising over 42% for the year. Energy was the sector that benefitted most from positive roll yield resulting from forward curve backwardation (downward sloping). WTI crude oil and Brent crude oil finished higher for the year, but positive roll yield added substantially to the index gains. The front month2 WTI crude oil futures contract started the year at $75 per barrel and finished the year at $80 per barrel. When the roll yields are included, WTI and Brent gained nearly 26% each for the year. WTI crude oil traded in a wide volatile range during the year, peaking in March and again in June above $120 per barrel. The Russian invasion of Ukraine in late February triggered the first peak in prices near $130 per barrel. The second peak came in June as Russia started cutting European deliveries of both natural gas and refined crude oil products. The strongest gains for the energy sector came from gas-oil and heating oil. Including roll yield for the year, the former gained nearly 68% and the latter nearly 64%. There is a global shortage of diesel fuel refining capacity. This is a supply problem that could persist and might keep heating oil and gasoil prices high and rising for a few years.

The Index’s Agriculture sector gained over 17% for the year. Row crops (soybeans, corn and wheat) led the sector higher. The Russia/Ukraine war has disrupted global agricultural trade in several ways. First and foremost is that Ukraine’s production of corn and wheat has been severely impacted. Ukraine and southern Russia are considered the bread basket of Europe and the Middle East. Additionally, fertilizer production has been constrained directly by the banning of Belarus potash exports. Russia also cut off natural gas pipeline flows, driving up the price of European natural gas. Nitrogen production in Europe became unprofitable due to the high prices of natural gas prices, the feedstock for this important fertilizer. CMCITR’s monthly rebalancing methodology helped the index capture extra returns for corn and wheat. Grain prices peaked in the spring when fears of limited Ukraine exports were the highest. Russia ultimately allowed some Ukraine exports and prices eased into yearend.

The CMCITR’s Livestock sector gained nearly 9% for the year. Lean hogs were up well over 18%, but again, CMCITR’s rebalancing improved returns. Hog prices peaked in the spring along with grain prices. The livestock sector has a small weighting in the Index so the overall contribution to the Index’s returns was modest.

Up less than 1%, the Index’s Precious Metals sector was close to unchanged for the year. But it also had a volatile roller coaster ride. Gold prices rose early in the year from a little over $1,800 per ounce to over $2,000 per ounce on fears of a Russian invasion. Prices peaked shortly after the Russian invasion of Ukraine and

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CM COMMODITY INDEX FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

declined until early November, bottoming just above $1,600. The U.S. dollar peaked in early September and started to decline in early November, allowing gold to recover losses into yearend and completing the roller coaster ride to finish down just over $5 per ounce on the year, at approximately $1,825.

The Index’s worst performing sector for 2022 was the Base (industrial) Metals sector. This is an important sector for the CMCITR. CMCITR has the highest relative exposure to the sector when compared to other major commodity index products available in the market. The China “Zero-Covid” policies slowed economic growth in China to the slowest pace in decades. China is the largest consumer of many industrial metals in the world, by a large margin. In fact, given the demand shock from China’s slow growth, it was surprising that the sector experienced only modest declines. Copper, the largest individual commodity exposure in the metals sector, declined by over 10% for the year. This was offset by a very big rally in nickel prices which led to a return of almost 49% in 2022. Russia is one of the largest exporters of nickel and demand is growing because of its use in renewable energy technologies.

Fund Review

Over the 12 month period under review, CMCITR gained 17.43%, outperforming the Bloomberg Commodity Index (“BCOM”),3 which gained 16.09% and underperforming the S&P® GSCI Index (“SPGSCI”),4 which gained 25.99%. CMCITR’s performance relative to both BCOM and SPGSCI was driven largely by constituent commodity exposure in the energy sector—outperformance relative to the former and underperformance relative to the latter. On an index level, employment of its constant maturity methodology allowed CMCITR to benefit more than BCOM, but less than SPGSCI, from the positive impact of roll yield.

Four out of five sectors represented in CMCITR contributed positive returns over the 12 month period, with only the industrial metals sector detracting from performance. Of the positively performing sectors, energy contributed by far the most and precious metals the least.

First, China is finally reopening its economy from the restrictive Zero-Covid policies. There is likely to be a burst of economic growth this spring in China as pent-up demand combines with expansionary monetary policies.

Second, the U.S. Federal Reserve (“Fed”) remains in an aggressive tightening mode, but that should end in the first half of the year. The U.S. dollar may have already peaked last September in advance of the peak in U.S. interest rates. The U.S. dollar has already declined 8% from its September 2022 highs.

Third, the Russia/Ukraine war seems to have become a longer-term conflict than expected. This will continue to constrain important energy and agricultural exports from the region. This year could be even worse for grain exports out of the region. High fertilizer prices globally might limit applications this winter in South America and this spring in the Northern Hemisphere and this could reduce crop yields for more than one growing season. Resource security will continue to be a concern for Western countries.

Lastly and importantly, short-term interest rates are likely to stay elevated all year, adding to passive returns on collateral posted for margin. With supply constraints likely to be persistent, roll yields should remain positive. As always there are risks to the global economy and another demand shock is possible if the Fed, European Central Bank or Bank of England make a policy mistake and over-tighten policy.

For more information or to access investment and market insights from the investment team, visit our web site, vaneck.com or subscribe to our commentaries.

As always, we value your continued confidence in us and look forward to helping you meet your investment goals in the future.

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Roland Morris, Jr. Portfolio Manager	Gregory Krenzer Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes.

An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	UBS Constant Maturity Commodity Total Return Index (CMCITR) is a rules-based, composite benchmark index. CMCITR is comprised of diversified commodities futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.
[2]	Front month: “Used in the context of options and futures, the term Front Month means the month closest to delivery (futures) or expiration (options)—which is often in the same month.” www.wikinvest.com/wiki/Front_Month
[3]	The Bloomberg Commodity Index (BCOM) is composed of futures contracts on physical commodities covering specific sectors. Commodity weightings are based on production and liquidity, subject to weighting restrictions applied annually such that no related group of commodities constitutes more than 33% of the index and no single commodity constitutes more than 15%.
[4]	The S&P® GSCI Index (SPGSCI) is composed of futures contracts on physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.
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EMERGING MARKETS BOND FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The VanEck Emerging Markets Bond Fund (the “Fund”) seeks total return, consisting of income and capital appreciation. The Fund invests across all emerging markets bonds—sovereigns, corporates, U.S. dollar and local currency. Its time-tested model finds the cheapest bonds relative to fundamentals. The portfolio is led by an experienced investment team that operates within a disciplined risk management framework.

Performance Overview

The VanEck Emerging Markets Bond Fund returned -7.73% (Class A shares, excluding sales charge) in 2022. The overall negative return was driven by higher interest rates globally, which forced all fixed income asset prices down. This rise in market interest rates was driven by the U.S. Federal Reserve (“Fed”) implementing 400 basis points (“bps”) of policy rate hikes, as well as many emerging markets (“EM”) central banks implementing hiking cycles.

Market Review

The Fund’s benchmark1 returned -14.73% in 2022. The hard currency EMBI component was down 17.78%, and the local currency GBI-EM component was down 11.69%. Both components suffered from sanctions on Russia which led to the complete elimination of its bonds from indices. Russia’s invasion of Ukraine also took Ukrainian bonds to distressed levels. On top of these country-specific setbacks, U.S. interest rates rose, meaning even low-risk bonds of all types sold off. There were few places to hide and the big negative benchmark performances bear that out.

Fund Overview

The Fund’s 700 bps of outperformance was due primarily to the Fund not owning either Russia or Ukraine prior to Russia’s invasion. Russia in particular was a significant benchmark component of the key EM bond indices and, in addition, the market was “hiding” in a big overweight Ukraine exposure to compensate for any Russian underweights. Russia and Ukraine together accounted for 661 bps2 of outperformance. The biggest Fund detractor was 89 bps of underperformance in Ecuador, due to a surprise political/policy development, and 52 bps of underperformance in China, where the Fund bought collapsed corporate bonds too early, but continues to retain the position.

Top contributors:

•           Russia—The Fund had zero exposure all year, which led to 504 bps of Fund outperformance.

•           Ukraine—The Fund had zero exposure prior to Russia’s invasion, and was tactical after its bond prices collapsed, leading to 157 bps of Fund outperformance.

•           Thailand—The Fund had an overweight exposure, based on the country’s beta to China reopening, particularly tourism. Thailand’s local market also had very limited offshore ownership. Thailand added about 56 bps of outperformance.

Main detractors:

•           Ecuador—The Fund had an overweight exposure and the country faced an unexpected political/policy setback. The Fund closed the position. Ecuador generated 89 bps of underperformance.

•           China—China’s property sector collapse spread and hit all Chinese corporate bonds. The Fund accumulated Chinese bonds after they started collapsing, but a little too early. The Fund maintained those positions. China generated 52 bps of underperformance.

•           Israel—The Fund had limited exposure to Israeli corporates, which behaved defensively in the broad bond and risk selloffs that characterized 2022. Israel generated 42 bps of underperformance.

During the year, the Fund took forward positions in a number of currencies against currency exposures. Forward positions in Brazilian real and Chilean peso contributed positively to the Fund’s performance.

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Forward positions in Euro and Korean won contributed negatively. Forwards as a whole had a slight positive impact on the Fund’s negative performance for the period.

We continue to believe that emerging markets provide tremendous potential for income investors. While their economies are generally characterized by lower debts and deficits, higher rates, and independent central banks – there are myriad varieties of issues and issuers to select from. Thank you for entrusting us, our experience and bottom-up selection process to navigate this space for you.

For more information or to access research insights from the Investment Team, please visit our website at https://www.vaneck.com/us/en/insights/emerging-markets-bonds/.

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The Fund’s benchmark is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index and 50% J.P. Morgan Government Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Index. J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark. J.P. Morgan Government Bond-Emerging Markets Index (GBI-EM) Global Diversified Index tracks local currency bonds issued by emerging markets governments.
[2]	Based on Attribution, Contribution to Return Difference.
9

EMERGING MARKETS FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The Emerging Markets Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund invests in high-quality, structural growth companies at a reasonable price poised to represent the future of emerging markets. The portfolio owns companies across countries, all market capitalizations and sectors not often well captured in widely used indices. It has a track record of more than 20 years and a seasoned investment team who have all lived or worked in emerging markets.

Performance Overview

The Fund returned -25.23% (Class A shares, excluding sales charge) over the 12 months under review. Performance was driven by the Fund’s philosophical emphasis on growth names, which struggled due to headwinds such as sticky global inflation, Covid policy, uncertainty about regulation within China and the Russian invasion of Ukraine.

Market Overview

The MSCI Emerging Markets Investable Market Index (“IMI”)1 returned -19.83% during the 12 months ended December 31, 2022. It was a challenging year for emerging markets generally, but especially for the higher-growth names.

•          During the first three quarters, a long list of worries—such as Covid/global inflation/the U.S. Federal Reserve’s (“Fed’s”) response to inflation, U.S. dollar strength, China’s policy cycle and geopolitical tensions—was more than enough to engender caution, but as we closed the year out, there were grounds for optimism on many fronts.

•          The global inflation outlook is more benign than earlier in 2022. Although supply chains and disruptions kept inflation high at the start of the year, the Ukrainian situation provided another boost, particularly to resource prices. The rapid accompanying impact on rate expectations had a particularly pernicious impact on growth-type names, where longer-dated cash flow suffers more from higher discount rates. We are not out of the woods yet, but there are encouraging signs of decent reflux in inflationary pressures.

•          Stronger than expected inflation, in particular in the U.S., combined with enhanced geo-political risk, precipitated U.S. dollar strength during most of the year. This was an unhelpful environment for emerging markets (“EM”) stocks, not just diminishing U.S. dollar returns, but tightening liquidity in EMs themselves. As the year came to a close, it is notable that this strength not only abated but reversed, which is positive for the asset class.

•          China is always a major factor in EM equity performance. In our view, it has even more of an impact than its large absolute weighting, often setting the tone for the asset class as a whole. The economy spent most of the year in a weak state, driven by a confluence of subdued domestic demand, and concerns about domestic regulatory policy and Washington’s attitude and actions towards China.

•          Again, at the end of the year, the outlook was much brighter for China. Ongoing monetary and fiscal easing had been happening for most of the year, but with increased emphasis in the last quarter and month of the year. In addition, and significantly, China has rapidly reversed its Zero-Covid strategy, and we already see substantially positive impacts on mobility. The property sector was also hurting for much of the year, but again, policy support has accelerated into the yearend. Finally, there are tentative signs of more accommodative diplomatic moves, at least from the Chinese side.

•          India was the outstanding major market in EM in 2022. There is no doubt that the economy is strong, reflected in numbers like credit growth and/or PMI. But for the market as a whole, we remain concerned about elevated valuation levels, both versus the market’s history, and against almost all of the rest of the asset class.

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•          Brazil, another major market, had volatile relative performance. The macro setup was broadly positive, and having raised rates early and quite aggressively, there was a decent argument for rates to have peaked. In addition, the country tends to be positively geared to higher commodity prices. However, after the (re) election of Luiz Inácio Lula da Silva as president, the market has taken on board his proposed looser fiscal stance, and rates’ expectations have reset upwards, causing equity market weakness.

•          Finally, some of the best-performing markets were smaller emerging and frontier markets, often contrary to market expectations. For instance, Turkey had a relatively strong year, not just in local currency terms. Georgia and Kazakhstan, having both sold off on concerns about the Russian invasion of Ukraine, actually performed very well in the second half, with Georgia benefitting from a capital and brain drain from Russia, while Kazakhstan’s heavy emphasis on oil and gas, benefitted from higher prices.

Fund Review

The Fund was strongly impacted by the litany of concerns described above. As growth-style investors, it is fair to say that the impact was particularly notable. On a sector level, healthcare, energy and real estate contributed positively to performance on a relative basis, whereas communication services, consumer discretionary and materials detracted. On a country level, Turkey, Georgia and India contributed to relative performance, while Russia, Brazil and Germany detracted.

Top contributors (on an absolute basis):

•          MLP Saglik Hizmetleri AS Class B (“MLP”) (3.1% of Fund net assets*) is the largest private hospital group in Turkey. In addition, the group has a sizable medical tourism business to capitalize on the high-quality and cost-competitive care offered by its hospitals. This business line showed very strong performance in 2022, driven by growing international demand and increasing MLP’s foreign currency revenues against a weakening Turkish lira. Management’s successful efforts to deleverage and strengthen its balance sheet have also positioned MLP very favorably for further inorganic expansion and share buybacks, which increases shareholder value and has reflected positively on recent share price performance.

•          Bank of Georgia Group Plc (3.4% of Fund net assets*) is one of the two largest banks, dominating the Georgian banking system with more than 33% market share. During the last quarter of year, the bank outperformed on the back of much stronger than expected earnings and returns numbers in 2022, with return on equity exceeding 25%. Bank of Georgia’s management has undergone significant digitization efforts, resulting in higher efficiency and a superior customer experience. The stronger-than-expected results were also supported by macro tailwinds, driving very solid lending growth and asset quality numbers for the bank.

•          Regional, S.A.B. de C.V. Class A (2.3% of Fund net assets*) provides banking services in Mexico. The bank offers deposits, personal loans, e-banking, mortgage lending, auto finance and other banking services. The bank reported a better-than-expected results at the end of 2022. Loan growth has been strong, margins have improved and should continue in 2023. Hey Bank, which is its digital bank platform, also had, what we view as, an impressive last quarter to the year, with very encouraging unit economics. Overall, the bank continues to show very positive dynamics and Hey Bank could unlock a lot of value going forward. Penetration of small and medium-sized enterprises (“SME”) in Mexico is the lowest in the region and Regional is well-positioned to continue capturing that growth.

Top detractors (on an absolute basis):

•          Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”) (5.0% of Fund net assets*) continues to benefit from its technology leadership over Intel and its growing wallet share of global hardware leaders like Apple and Nvidia—this has been a major driver of performance over the past two years. We continue to believe strongly in TSMC’s global dominance as the principal driver of sustainable high margins and return on equity (“ROE”). It appears that we have entered a weaker period of semiconductor demand, which had an unavoidable impact, but looking forward, we think TSMC will emerge stronger than ever, as a new cycle develops.

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EMERGING MARKETS FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

•          Sberbank Russia PJSC Sponsored ADR (0.00% of Fund net assets*) is Russia’s largest bank and a significant player in Russia’s digital ecosystem. While we believe the bank is well-managed, the impact of sanctions means that the share price has been fair valued to very close to zero. As the position is effectively frozen, with very little visibility on when that may change, we believe this is the appropriate action. Other Russian names are also valued at zero, and naturally this has impacted overall performance

•          MediaTek Inc. (1.4% of Fund net assets*) is principally involved in the design, manufacturing and distribution of multimedia integrated circuit chipsets. Demand for chipsets suffered through the year due to weaker end demand, in particular for cell phones.

We believe that companies driven by domestic demand and local consumer trends represent the future of emerging markets and global economic growth. We also believe that investing in emerging markets requires a long-term perspective. And while we can’t say exactly how all businesses will perform, we can say, with conviction, that the Fund is well positioned for the future of emerging markets and global growth.

For more information or to access research insights from the Investment Team, please visit our website at https://www.vaneck.com/us/en/insights/emerging-markets-equity/.

David Semple Portfolio Manager	Angus Shillington Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2022.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The MSCI Emerging Markets Investable Markets Index captures large-, mid- and small-cap representation across emerging markets countries and covers approximately 99% of the free float adjusted market capitalization in each country
12

EMERGING MARKETS LEADERS FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The Emerging Markets Leaders Fund (the “Fund”) seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund focuses on established large- and emerging mid-cap companies positioned to capture trends in consumption and innovation. It targets companies with strong sustainable and structural growth at a reasonable price (“SGARP”) profiles based on an active, bottom-up and fundamental research process.

Performance Overview

The Fund returned -16.88% (Class A shares, excluding sales charge) for the period February 28, 2022 (Fund inception date) through December 31, 2022. Performance was driven by the Fund’s philosophical emphasis on growth names, which struggled due to headwinds such as sticky global inflation, Covid policy, uncertainty about regulation within China and the Russian invasion of Ukraine.

Market Overview

The MSCI Emerging Markets Index1 returned -16.04% during the same period. It was a challenging year for emerging markets generally, but especially for the higher-growth names.

•          During the first three quarters, a long list of worries—such as Covid/global inflation/the U.S. Federal Reserve’s (“Fed’s”) response to inflation, U.S. dollar strength, China’s policy cycle and geopolitical tensions—was more than enough to engender caution, but as we closed the year out, there were grounds for optimism on many fronts.

•          The global inflation outlook is more benign than earlier in 2022. Although supply chains and disruptions kept inflation high at the start of the year, the Ukrainian situation provided another boost, particularly to resource prices. The rapid accompanying impact on rate expectations had a particularly pernicious impact on growth type names, where longer-dated cash flow suffers more from higher discount rates. We are not out of the woods yet, but there are encouraging signs of decent reflux in inflationary pressures.

•          Stronger than expected inflation, in particular in the U.S., combined with enhanced geo-political risk, precipitated U.S. dollar strength during most of the year. This was an unhelpful environment for emerging markets (“EM”) stocks, not just diminishing U.S. dollar returns, but tightening liquidity in EM themselves. As the year came to a close, it is notable that this strength not only abated but reversed, which is positive for the asset class.

•          China is always a major factor in EM equity performance. In our view, it has even more of an impact than its large absolute weighting, often setting the tone for the asset class as a whole. The economy spent most of the year in a weak state, driven by a confluence of subdued domestic demand, and concerns about domestic regulatory policy and Washington’s attitude and actions towards China.

•          Again, at the end of the year, the outlook was much brighter for China. Ongoing monetary and fiscal easing had been happening for most of the year, but with increased emphasis in the last quarter and month of the year. In addition, and significantly, China has rapidly reversed its Zero-Covid strategy, and we already see substantially positive impacts on mobility. The property sector was also hurting for much of the year, but again, policy support has accelerated into the year end. Finally, there are tentative signs of more accommodative diplomatic moves, at least from the Chinese side.

•          India was the outstanding major market in EM in 2022. There is no doubt that the economy is strong, reflected in numbers like credit growth and/or PMI. But for the market as a whole, we remain concerned about elevated valuation levels, both versus the market’s history, and against almost all of the rest of the asset class.

•          Brazil, another major market, had volatile relative performance. The macro setup was broadly positive, and having raised rates early and quite aggressively, there was a decent argument for rates to have

13

EMERGING MARKETS LEADERS FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

peaked. In addition, the country tends to be positively geared to higher commodity prices. However, after the (re) election of Luiz Inácio Lula da Silva as president, the market has taken on board his proposed looser fiscal stance, and rates’ expectations have reset upwards, causing equity market weakness.

•          Finally, some of the best-performing markets were smaller emerging and frontier markets, often contrary to market expectations. For instance, Turkey had a relatively strong year, not just in local currency terms. Georgia and Kazakhstan, having both sold off on concerns about the Russian invasion of Ukraine, actually performed very well in the second half, with Georgia benefitting from a capital and brain drain from Russia, while Kazakhstan’s heavy emphasis on oil and gas, benefitted from higher prices.

Performance Overview

The Fund was strongly impacted by the litany of concerns described above. As growth-style investors, it is fair to say that the impact was particularly notable. On a sector level, industrials, consumer discretionary and energy contributed positively to performance on a relative basis, whereas materials, information technology and healthcare detracted. On a country level, Russia, Kazakhstan and Turkey contributed to relative performance, while China, Brazil and India detracted.

Top contributors (on an absolute basis):

•          Koc Holding A.S. (3.6% of Fund net assets*) is one of the largest conglomerates in Turkey with a portfolio of mostly listed blue-chip Turkish companies that is well diversified across different sectors including energy, automotives, consumer durables and finance. During the year, Koc Holding offered an attractive opportunity to get exposure to high-quality leading Turkish assets at a deeper than average discount to net asset value (“NAV”). The stock showed strong performance, driven by solid results from the underlying portfolio companies in combination with a very strong balance sheet that positions Koc Holding favorably during difficult times.

•          Kaspi.kz JSC Sponsored GDR RegS (6.1% of Fund net assets*) is the leading digital platform in Kazakhstan and its ecosystem connects consumers and merchants, enabling digital payments, e-commerce and financial services. The company gateway to its ecosystem is with the mobile app, which is powered by its proprietary technology and enables users to seamlessly navigate between interconnected products and services. During the year, Kaspi outperformed on the back of announcing strong quarterly financial results in the first three quarters of 2022 and guiding for continued solid performance into year-end despite the challenging environment. We are also excited about some of the company’s newer growth initiatives, including merchant finance, e-grocery and travel.

•          InPost S.A. (2.2% of Fund net assets*) is the leading provider of logistics and automated out-of-home last-mile delivery for e-commerce parcels in Poland with a growing presence in other European countries including France and the U.K. Inpost was a top contributor to the Fund during the year as we continued to see strong volume growth in Poland despite the challenging global environment and better execution of the company’s international expansion strategy in other larger European countries, particularly in France.

Top detractors (on an absolute basis):

•          Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”) (5.2% of Fund net assets*) continues to benefit from its technology leadership over Intel and its growing wallet share of global hardware leaders like Apple and Nvidia—this has been a major driver of performance over the past two years. We continue to believe strongly in TSMC’s global dominance as the principal driver of sustainable high margins and return on equity (“ROE”). It appears that we have entered a weaker period of semiconductor demand, which had an unavoidable impact, but looking forward, we think TSMC will emerge stronger than ever, as a new cycle develops.

•          GoerTek Inc. Class A (1.1% of Fund net assets*) grew up as a component maker in audio visual and more lately as a component maker and assembler of AirPods for Apple—which speaks to qualification levels and execution skills. The company has a number of core VR (“Virtual Reality”) technologies, including optical components, optical modules, and nano-imprinting, but market performance has been negatively

14

impacted by a general slowdown in consumer electronic demand, and a gradual shift into self-production of components for some major companies, such as Apple.

•          MediaTek Inc. (1.6% of Fund net assets*), is principally involved in the design, manufacturing and distribution of multimedia integrated circuit chipsets. Demand for chipsets suffered through the year due to weaker end demand, in particular for cell phones.

We believe that companies driven by domestic demand and local consumer trends represent the future of emerging markets and global economic growth. We also believe that investing in emerging markets requires a long-term perspective. And while we can’t say exactly how all businesses will perform, we can say, with conviction, that the Fund is well positioned for the future of emerging markets and global growth.

For more information or to access research insights from the Investment Team, please visit our website at https://www.vaneck.com/us/en/insights/emerging-markets-equity/.

David Semple Portfolio Manager	Angus Shillington Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets countries.
15

ENVIRONMENTAL SUSTAINABILITY FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The Environmental Sustainability Fund (the “Fund”) seeks long-term capital appreciation by investing in companies operating in environmental sustainability markets. The Fund attempts to identify companies confronting key sustainability imperatives—such as carbon emissions, hazardous waste generation, greenhouse gas emissions and water usage—while also exhibiting sustainable business models over the long run.

Performance Review

The Fund returned -24.42% (for Class A shares, excluding sales charges) for the 12 month period ending December 31, 2022, while the MSCI AC World Index1 delivered -17.96% over the same time period. Factors having the greatest impact on environmental sustainability markets in 2022 included investor rotation out of structural growth stocks, a sharp rise in interest rates, industry cost inflation and ongoing supply chain disruptions.

Market Review

On the whole, it was a challenging year for environmental sustainability markets. Companies managed volatile cost inflation, supply bottlenecks and financing pressures as access to capital for startup growth was harder to obtain. Very few companies in the space were immune, where the rotation out of big tech and growth drove selling pressure across the board.

However, there were several bright spots on the year for environmental sustainability. Substantial progress was made on the policy front in both Europe and the U.S. The European Union fast-tracked plans for mass renewables adoption following a pledge to reduce energy dependency on Russia and the U.S. passed the Inflation Reduction Act, a massive infrastructure spending bill with hundreds of billions of dollars earmarked for clean energy technology investment. Likewise, many companies in the space continued to demonstrate the power of progress, with, for example, solar industry revenues increasing in near parallel with global solar demand growth in 2022.

Fund Review

Despite underperformance relative to broader equity markets (MSCI AC World Index ended the year down -17.96%), Fund performance was generally in-line with that of the environmental sustainability sector, with the MSCI Global Environment Select Index2 returning -26.62%.

Top contributors included solar inverter manufacturer, Enphase (6.0% of Fund net assets*), grid infrastructure service provider, Quanta Services (5.3% of Fund net assets*) as well as agriculture technology leader, Deere & Co. (4.3% of Fund net assets*). Top detractors included EV manufacturer, Tesla (1.1% of Fund net assets*), electric grid software engineer, Generac Holdings (0.8% of Fund net assets*) as well as battery storage software solutions provider Stem (2.3% of Fund net assets*).

Notable changes on the year included additions to the portfolio’s clean energy metals—including nickel producer, Talon Metals (0.2% of Fund net assets*), and cobalt and nickel producer, Jervois Mining (0.1% of Fund net assets*)—as well an exit of a long-held position in residential solar provider, SunRun.

As of the end of 2022, renewable energy remained the top sector weighting in the Fund at around 30%. Advanced materials and smart resource management each accounted for around 20% while the balance of the portfolio was held in agriculture (15%), recycling (4.7%) and water (4.5%).

16

Eric Fine Portfolio Manager	David Austerweil Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2022.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	The MSCI All Country World Index captures large and mid cap representation across developed and emerging markets and countries and covers approximately 85% of the global investable equity opportunity set. The MSCI benchmark is a Gross Return index which reinvests as much as possible of a company’s gross dividend distributions.
[2]	The MSCI Global Environment Select Index is comprised of securities of companies that derive at least 75% of their revenues from environmentally beneficial products and services. The index is based on key environmental themes: Alternative Energy, Sustainable Water, Green Building, Pollution Prevention and Control, Energy Efficiency and Sustainable Agriculture. The index is further diversified by capping securities at 5%. The index aims to serve as a benchmark for investors seeking exposure to companies whose primary source of revenues increase the efficient use of scarce natural resources or mitigate the impact of environmental degradation. Constituent selection is based on data from MSCI ESG Research.
17

GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The Global Resources Fund (the “Fund”) seeks long-term capital appreciation by investing in a diversified portfolio of global resource equities. The Fund’s more than 25-year track record is supported by a seasoned investment team, including analysts and portfolio managers with former experience as geologists and engineers. The Fund’s portfolio is comprised of companies with unique competitive advantages associated with the long-term energy transition, coupled with more traditional commodity producers helping fuel today’s global economic growth.

Performance Overview

The Fund gained 7.74% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2022.

Traditional energy (i.e., oil & gas) companies dominated positive performance within the space, aided by resilient underlying commodity prices. Meanwhile renewable & alternative energy companies suffered from a number of headwinds including rising interest rates and a souring market environment for more growth-oriented stocks.

Market Review

Resource equities—as measured by both the energy-heavy S&P North American Natural Resource Sector Index1 and the more balanced S&P Global Natural Resources Index2—outperformed global equities and global bonds for a second year in a row in 2022. Notable macroeconomic drivers on the year included supply disruptions (following Russia’s invasion of Ukraine), ongoing inflationary pressures and exceptionally fast, synchronized global tightening.

Oil & Gas

Europe’s scramble to secure its energy supply following Russia’s invasion of Ukraine—and the European Union’s subsequent ban on all seaborne imports of crude from Russia—placed even further constraints on oil and gas inventories that had already begun to experience tightness beginning in 2021. The United States’ Strategic Petroleum Reserve (“SPR”) reached near 40-year lows in 2022 as it became an indispensable, though temporary and unsustainable, source of supply for oil markets around the globe.

While supply constraints buoyed energy prices, capital spending discipline remained a noted characteristic among oil & gas producers throughout the year. Declining expenditures and rising free cash flow sparked a wave of dividends, variable dividends and share repurchases, enabling the energy sector to become, on average, one of the highest yielding global equity sectors on the year.

Base & Industrial Metals

Base & industrial metals price gains were mixed on the year. However, established, diversified mining companies were still capable of boosting yields and dividends and escaped relatively unscathed. Unfortunately, smaller, more targeted mining companies—particularly those focused on mining metals and minerals supporting battery and clean energy technology manufacturing—remained vulnerable to rising startup project costs and a general trepidation for growth-oriented stocks.

Gold & Precious Metals

Despite a strong U.S. dollar rally throughout most of 2022, gold finished nearly flat on the year and managed to remain a store of value when compared with most other asset classes. On the other hand, miners were hit by stifling industry cost inflation and a lack of upward momentum in gold prices.

Agriculture

Early in the year, Russia’s invasion of Ukraine prompted a temporary crisis in grain supply. However, markets reacted swiftly to address the situation diplomatically and record harvests across a number of major producing countries eventually alleviated concerns. Perhaps more notable though was the impact that

18

higher natural gas prices had on the production of nitrogen-based fertilizers (where natural gas represents a significant input cost). Record natural gas prices stalled fertilizer production in Europe for a short period of time before unsustainably high fertilizer prices prompted demand destruction.

Renewable & Alternative Energy

Mid-year gains stemming from pro-clean energy policy measures enacted in both the United States and Europe were insufficient at offsetting a number of headwinds experienced throughout the course of the year. Rotation from growth- to value-oriented stocks, along with sanctions on imported solar goods into the United States (from Asia), fueled negative sentiment in the space.

Fund Review

On an absolute basis, positions in oil & gas and agriculture were the Fund’s largest contributors. Relative to the S&P North American Natural Resources Sector Index, the Fund’s structural underweight positioning in oil & gas and overweight positioning in renewables & alternative energy, dragged on performance.

Top contributors to Fund performance included oil & gas refiner, Valero Energy Corporation (3.9% of Fund net assets*) and oil & gas exploration and production companies Devon Energy Corporation (2.4% of Fund net assets*) and ConocoPhillips Company (2.6% of Fund net assets*). While all three companies benefited from general strength in underlying commodity markets, Valero, in particular, benefitted from strong European demand for its diesel, jet fuel and other middle distillates. Additionally, Devon Energy continued to be rewarded as a model for capital discipline and return of shareholder capital in the space.

The Fund’s largest detractors included energy storage systems provider, Stem Inc. (1.2% of Fund net assets*), gold miner, Newmont Corporation (1.1% of Fund net assets*) and renewable energy project financier, Hannon Armstrong Sustainable Infrastructure Capital (0.4% of Fund net assets*). Both Stem and Hannon Armstrong suffered from macroeconomic and industry-specific headwinds—including fatigue with growth equities, rising interest rates and a moderated global growth outlook. Because of increasing costs, Newmont also missed its guidance targets and was penalized by the market.

Notable new positions taken in the Portfolio during the period included diversified metals and mining company, Glencore (4.2% of Fund net assets*) and oil & gas producer, Chesapeake Energy Corporation (2.3% of Fund net assets*). Other notable changes in the Portfolio during the period included its exit from the position it held in oil & gas exploration and production company Coterra Energy Inc. and the reduction in its position in oil & gas exploration and production company Pioneer Natural Resources Company (2.1% of Fund net assets*).

At the end of the period, the Fund’s largest allocations were to oil & gas (approximately 40%) and base & industrial metals (approximately 18%). Agriculture, renewable & alternative energy and gold & precious metals made up nearly the entirety of the Fund’s remaining exposure at approximately 14%, 11% and 10.5%, respectively.

Shawn Reynolds Portfolio Manager	Charles T. Cameron Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2022.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

19

GLOBAL RESOURCES FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

[1]	S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry
[2]	S&P® Global Natural Resources Index (SPGNRUT) includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across three primary commodity-related sectors: agribusiness, energy, and metals & mining.
20

INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The International Investors Gold Fund (the “Fund”) seeks long-term capital appreciation by investing across a broad range of global gold mining companies. The Fund has a nearly 55-year track record of investing in the space, with a seasoned investment team comprising former geologists and engineers. Today, the Fund’s high-conviction portfolio includes a mix of junior developers and junior producers all the way up to more established mid-tier and senior gold miners.

Performance Overview

The Fund declined 13.77% (Class A shares, excluding sales charge) during the twelve months ended December 31, 2022.

Market Review

The gold price finished 2022 at $1,824.02 per ounce, a yearly loss of $5.18, just a 0.3% drop. This is a very respectable result given the 18.1% loss for the S&P 500® Index and 64.3% loss for bitcoin. While gold may have ended the year nearly unchanged, it was far from calm, with prices falling $450 from highs to lows, before returning to its starting point.

Gold had been trading in a range centered on $1,800 per ounce for most of 2021. It broke out in February 2022 as warnings surfaced of a possible attack on Ukraine. Once the Russian bombing began, gold went on to test its all-time highs, trading at $2,070 per ounce on March 8. By May, the war premium had faded as it became clear that the fighting was not likely to escalate beyond Ukraine.

The war provided a temporary positive catalyst, however, the dominant driver through most of the year was increasing pressure on gold prices from U.S. Federal Reserve (“Fed”) policies and the U.S. dollar. Fed Chairman Jerome Powell took a tough stance on inflation and in 2022 the Fed increased rates by 4.25%, one of the sharpest rate rises in history. The war in Ukraine, the rise in rates and the relative strength of the U.S. economy resulted in relentless strength in the U.S. dollar, which made new 20-year highs continually from May to September.

The inverse correlation between gold and the U.S. dollar is well established. While gold held up to the U.S. dollar in the first half of the year, their negative correlation came back in full force in the second half. Real rates and tail risks are also key drivers for gold. The strong U.S. dollar in 2022 kept pressure on gold prices, muting the response from inflation, geopolitical turmoil and other risks.

Amid U.S. dollar strength, gold trended to its yearly low of $1,614 per ounce on September 28. Technically, gold was poised to trend as low as $1,400, however, prices found support from physical demand in India and China, while retail bar and coin demand was strong in the U.S. and Germany. In addition, central banks bought record amounts in the third quarter, led by Uzbekistan, Qatar and India. Gold tested its $1,614 low several times before making a significant turn higher in November, when inflation came in below expectations and Fed Chairman Powell signaled a possible slowdown in rate increases. The U.S. dollar fell hard and gold broke out, rising to over $1,800 per ounce in December.

Gold stocks went on a bigger roller coaster than gold in 2022. Cost increases combined with lower gold prices caused some companies to miss earnings. The industry guided to cost increases in the five percent range early in the year, however, higher commodities prices brought on by the Ukraine war forced many companies to revise costs higher. It looks like 2022 costs will average around $1,200 per ounce, up about 10% over 2021. While a few companies plan on trimming dividends, most dividends remain intact and stock buybacks have continued along with healthy margins. The recent positive gold price trend, along with early indications that costs should remain around current levels, bodes well for the miners in 2023.

21

INTERNATIONAL INVESTORS GOLD FUND

MANAGEMENT DISCUSSION (unaudited) (continued)

Fund Review

The Fund underperformed its benchmark, the NYSE Arca Gold Miners Index1 (GDMNTR), which posted a loss of 8.63% during the same period. The mid-tiers and small-cap gold mining stocks, as represented by the MVIS Global Junior Gold Miners Index2 (MVGDXJTR) recorded a loss of 14.27%. (The GDMNTR and MVGDXJTR indices had maximum drawdowns of 30.9% and 37.0%.)

Early in the year, as the gold price rallied to all time-highs, the Fund decreased its cash allocation and exited its gold bullion exposure in order to maximize exposure to gold equities. At the end of December 2022, cash holdings represented 3.1% of net assets (compared to 4.2% at the end of December 2021), and holdings in gold bullion exchange traded products accounted for nil (compared to 5.1% of net assets at the end of December 2021). The balance, 97.7% of the Fund, was invested in precious metals equities.

The Fund held significant positions in several smaller cap companies that are not members of the benchmark. As a group, these junior developers underperformed and this was the largest detractor from Fund performance relative to the benchmark during the period. Junior developer Marathon Gold (0.9% of Fund net assets†) and junior developer Liberty Gold (1.4% of Fund net assets†) were two significant detractors from the Fund’s performance. Among the larger caps, the Fund’s overweight position in Kinross (4.7% of Fund net assets†) also pushed down returns relative to the benchmark during the year. Contributing most significantly to positive performance relative to the benchmark were the Fund’s underweight position in Newmont (4.4% of Fund net assets†) and overweight position in Yamana (sold by end of period).

Among the Fund’s top holdings, Endeavour Mining (6.5% of Fund net assets†) outperformed, gaining 0.98% during the year. Endeavour is a high quality company with solid management that has successfully executed transactions to transform itself into one of the largest companies in the space. It consistently meets or beats expectations, and has demonstrated that it can operate in West Africa. The company has an excellent track record of adding value through the drill bit—achieving ambitious targets for reserve and resource increases. Endeavour recently announced a significant gold discovery in Côte d’Ivoire. The company pays a dividend and has a share buyback program in place. We expect the company’s strong operational and financial performance combined with the execution of its well-articulated strategy will lead to continued outperformance of its shares.

Midtier producer Alamos Gold (4.7% of Fund net assets†) significantly outperformed (up 33.2%) in 2022. The company has three established, good quality assets in North America (Canada and Mexico). The Island Gold mine, acquired in 2017, is now the source of the company’s future growth with an expansion project that is expected to double production and bring all-in sustaining costs for the mine to under $600/oz. The company has enough liquidity to fund this expansion and continues to pay a dividend, which is likely to increase significantly post this period of capital investment. As long as the company delivers against its targets and guidance, the market should continue to reward Alamos’ stock for its high quality (low risk, low cost) growth.

Our top junior position, Bellevue Gold (4.1% of Fund net assets†) was a strong outperformer in 2022 (+25.3%). Bellevue made significant progress at its high-grade Bellevue mining project in Western Australia. Underground development, mill construction and ore stockpiles are advancing the company to first gold in the second half of 2023. The market is rewarding the company’s improving risk profile as it nears first gold.

Kinross Gold (4.7% of Fund net assets†) underperformed (-27.6%) this year, primarily due to its exposure to Russia, where about 12% of the company’s gold reserves were located when the war broke out. The company was quick to respond, announcing on March 2 its plans to suspend all activities and operations in the country. Further, on April 5, Kinross announced the sale of 100% of its assets in Russia, with the sale completed by June 15. We expect that without the Russian discount the market has historically assigned to Kinross, its stock should have improved performance in 2023, reflecting the company’s strong fundamentals.

Newmont Gold (4.4% of Fund net assets†) also underperformed (-20.8%). The world’s largest gold producer had a higher than expected revision to its cost guidance for 2022 to reflect the impact of higher costs for labor, materials and consumables as well as fuel and energy. Newmont also had to revise down its 2022 production guidance to account for the impact of COVID-19-related interruptions and delays, supply chain

22

disruptions and a tight labor market, particularly in Australia and Canada. In addition, and likely most surprising to the market, due to the same pressures, the company had to increase the budget for some of its capital projects and push back its planned startup date, which in turn, impacted longer-term production guidance. With many of these pressures mainly behind us, Newmont should deliver improved operational performance in 2023.

Among the junior companies, Liberty Gold (0.7% of Fund net assets†) underperformed (-45.1%). Liberty Gold is developing the large, low-grade Black Pine gold property in southern Idaho. The company is well funded and advancing the project with increasing resources and permitting. However, overall weakness in the 2022 gold market caused many junior developers like Liberty to register poor stock performance.

Access investment and market insights from VanEck’s investment professionals by subscribing to our commentaries. To subscribe to the gold and precious metals update, please visit https://www.vaneck.com/ subscribe to register.

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster Portfolio Manager	Imaru Casanova Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

*	All Fund assets referenced are Total Net Assets as of December 31, 2022.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.
[2]	MVIS Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.
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MORNINGSTAR WIDE MOAT FUND

MANAGEMENT DISCUSSION

December 31, 2022 (unaudited)

Summary of the Fund’s Investment Objective and Strategy

The VanEck Morningstar Wide Moat Fund (the “Fund”) seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar® Wide Moat Focus IndexSM (MWMFTR). The Morningstar® Wide Moat Focus IndexSM contains at least 40 attractively priced U.S. companies with sustainable competitive advantages, or “moats” with Morningstar equity analysts using a rigorous proprietary process to determine if a company has an economic moat, which may allow them to earn above average returns on capital over a long period of time. Companies included in the index are also determined to be trading at attractive prices relative to Morningstar’s estimate of fair value.

Performance Overview

The VanEck Morningstar Wide Moat Fund (the “Fund”) returned -13.52% (Class Z shares) for the 12 month period ended December 31, 2022. The Fund outperformed the broad U.S. stock market as represented by the S&P 500® Index1 which posted a -18.11% return. For the period, the Morningstar® Wide Moat Focus IndexSM (the “Index”)2 returned -13.08%.

Fund Review

Energy, followed by healthcare and financials, were the top contributing sectors to the Fund’s return. The information technology sectors detracted by far the most from returns.

The top three individual stock performance contributors were: Cheniere Energy Inc. (sold during the period), Lockheed Martin Corp. (sold during the period) and Gilead Sciences Inc. (1.6% of Fund net assets*). Cheniere Energy Inc. (“Cheniere”), again the Fund’s top contributor in 2022, continued to benefit from a strong energy market. Operating in the midstream liquefied natural gas (LNG) market, Cheniere has developed a competitive advantage from its long-term take-or-pay contracts with customers. These position the company as a pure toll-taker with limited commodity price risk. The developments in Ukraine have impacted gas supply globally and Cheniere is well positioned to be the exporter of the incremental LNG supplied to the global market over the next several years.

The bottom three performance contributors were: Meta Platforms, Inc. (2.4% of Fund net assets*), Amazon. com Inc. (2.0% of Fund net assets*) and Salesforce Inc. (2.4% of Fund net assets*). The Fund’s top detractor from performance, Meta Platforms, Inc. (“Meta”), is the operator of the largest social network in the world. The company struggled throughout 2022, in large part due to projects tied to virtual reality and augmented reality, or the metaverse. However, the Morningstar Equity Research Team continues to express its conviction with regard to Meta’s long-term competitive advantage, or wide moat rating.

Please access investment and market insights from VanEck’s investment professionals by subscribing to our blogs. To learn more about Moat Investing3 and to read our Moat Investing insights4, visit our website and subscribe5 to our Moat Investing updates.

We appreciate your participation in the VanEck Morningstar Wide Moat Fund, and we look forward to helping you meet your investment goals in the future.

Peter H. Liao Portfolio Manager	Gregory F. Krenzer Deputy Portfolio Manager

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

24

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. Certain indices may take into account withholding taxes. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

*	All Fund assets referenced are Total Net Assets as of December 31, 2022.

[1]	S&P 500® Index: consists of 500 widely held common stocks covering the leading industries of the U.S. economy (reflects no deduction for fees, expenses or taxes).
[2]	Morningstar® Wide Moat Focus IndexSM (MWMFTR) is a rules-based, equal-weighted index intended to offer exposure to companies that Morningstar, Inc. determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”) (reflects no deduction for fees, expenses or taxes).
[3]	Moat Investing: https://www.vaneck.com/us/en/education/investment-ideas/moat-investing-powered-by-morningstar/
[4]	Moat Investing insights: https://www.vaneck.com/us/en/insights/moat-investing/
[5]	Subscribe: https://www.vaneck.com/us/en/subscribe/
25

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*	Class Y*	CMCITR
One Year	15.29%	8.66%	15.87%	15.87%	17.43%
Five Year	8.27%	6.99%	8.59%	8.56%	9.82%
Ten Year	0.07%	(0.52)%	0.37%	0.33%	1.50%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Class A - with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 34 for more information.

UBS Bloomberg Constant Maturity Commodity Total Return Index (CMCITR) is a rules-based, composite benchmark index diversified across commodity components from various sectors, specifically energy, precious metals, industrial metals, agriculture and livestock (reflects no deduction for fees, expenses or taxes).

26

EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*
One Year	(7.73)%	(13.04)%	(7.21)%
Five Year	0.67%	(0.52)%	1.00%
Ten Year	0.27%	(0.33)%	0.59%

Average Annual Total Return	Class Y*	50% EMBI 50% GBI-EM	GBI-EM	EMBI
One Year	(7.44)%	(14.73)%	(11.69)%	(17.78)%
Five Year	0.91%	(1.85)%	(2.51)%	(1.31)%
Ten Year	0.51%	(0.17)%	(2.03)%	1.59%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Class A – with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past ten years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 34 for more information.

The 50/50 benchmark Index (50% EMBI/50% GBI-EM) is a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and 50% J.P. Morgan Government Bond Index Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes).

The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments (reflects no deduction for fees, expenses or taxes).

J.P. Morgan Emerging Markets Bond Index Global Diversified Index tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark (reflects no deduction for fees, expenses or taxes).

27

EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	(25.23)%	(29.53)%	(25.82)%	(26.54)%
Five Year	(5.35)%	(6.46)%	(6.09)%	(6.09)%
Ten Year	0.87%	0.27%	0.04%	0.04%

Average Annual Total Return	Class I*	Class Y*	Class Z*	MSCI EM IMI
One Year	(24.81)%	(24.87)%	(24.73)%	(19.83)%
Five Year	(4.88)%	(4.97)%	n/a	(1.10)%
Ten Year	1.36%	1.23%	n/a	1.64%
Life^	n/a	n/a	(5.32)%	n/a

*	Class is not subject to a sales charge

^	Class Z since September 16, 2019.

Hypothetical Growth of $10,000 (Ten Year: Class A – with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years. The result is compared with the Fund’s benchmark.

Performance of Class C, Class I, Class Y and Class Z shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 34 for more information.

The MSCI Emerging Markets Investable Market Index (MSCI EM IMI) captures large, mid and small cap representation across emerging markets countries. The index covers approximately 99% of the free float-adjusted market capitalization in each country.

28

EMERGING MARKETS LEADERS FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return*	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I†	Class Y†
Life^	(16.88)%	(21.66)%	(16.48)%	(16.51)%

Average Annual Total Return*	Class Z†	MSCI EM
Life^	(16.41)%	(16.04)%

*	Returns less than one year are not annualized

^	Inception date for the Fund was February 28, 2022 (inception date for all share classes).

†	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Since Inception: Class A – with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class I, Class Y and Class Z shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 34 for more information.

The MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets countries.

29

ENVIRONMENTAL SUSTAINABILITY FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class I*	Class Y*	MSCI ACWI
One Year	(24.42)%	(28.77)%	(24.23)%	(24.30)%	(17.96)%
Life^	(19.08)%	(22.28)%	(18.85)%	(18.92)%	(9.80)%

*	Class is not subject to a sales charge

^	Inception date for the Fund was July 13, 2021 (inception date for all share classes).

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on 34 for more information.

MSCI All Country World Index (MSCI ACWI) captures large and mid-cap representation across developed and emerging markets and countries and covers approximately 85% of the global investable equity opportunity set. The MSCI benchmark is a Gross Return index which reinvests as much as possible of a company’s gross dividend distributions.

30

GLOBAL RESOURCES FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	7.74%	1.54%	6.88%	5.88%
Five Year	3.65%	2.43%	2.81%	2.81%
Ten Year	0.02%	(0.57)%	(0.78)%	(0.78)%

Average Annual Total Return	Class I*	Class Y*	SPGINRTR	MSCI ACWI
One Year	8.19%	7.99%	34.07%	(17.96)%
Five Year	4.09%	3.90%	7.13%	5.75%
Ten Year	0.43%	0.27%	4.05%	8.54%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Class A – with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 34 for more information.

S&P® North American Natural Resources Sector Index (SPGINRTR) represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry and steel sub-industry (reflects no deduction for fees, expenses or taxes).

MSCI All Country World Index (MSCI ACWI) captures large- and mid-cap representation across both developed and emerging markets countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

31

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return	Class A Before Sales Charge	Class A After Maximum Sales Charge	Class C Before Sales Charge	Class C After Maximum Sales Charge
One Year	(13.77)%	(18.73)%	(14.52)%	(15.37)%
Five Year	3.91%	2.69%	3.11%	3.11%
Ten Year	(2.73)%	(3.30)%	(3.46)%	(3.46)%

Average Annual Total Return	Class I*	Class Y*	GDMNTR	MSCI ACWI
One Year	(13.50)%	(13.55)%	(8.63)%	(17.96)%
Five Year	4.30%	4.22%	5.68%	5.75%
Ten Year	(2.32)%	(2.44)%	(3.52)%	8.54%

*	Class is not subject to a sales charge

Hypothetical Growth of $10,000 (Ten Year: Class A - with sales charge)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 years. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 34 for more information.

NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold (reflects no deduction for fees, expenses or taxes except withholding taxes).

MSCI All Country World Index (MSCI ACWI) captures large- and mid-cap representation across both developed and emerging markets countries (reflects no deduction for fees, expenses or taxes except withholding taxes).

32

MORNINGSTAR WIDE MOAT FUND

PERFORMANCE COMPARISON

December 31, 2022 (unaudited)

Average Annual Total Return	Class I*	Class Z*	MWMFTR	SPTR
One Year	(13.63)%	(13.52)%	(13.08)%	(18.11)%
Five Year	10.23%	10.36%	10.95%	9.42%
Life^	11.20%	11.33%	11.93%	9.88%

*	Class is not subject to a sales charge

^	Inception date for the Fund was November 6, 2017 (inception date for all share classes).

Hypothetical Growth of $10,000 (Since Inception: Class Z)

This chart shows the value of a hypothetical $10,000 investment in the Fund since inception. The result is compared with the Fund’s benchmark, and a broad-based market index.

Performance of Class I shares will vary from that of the Class Z shares due to differences in class specific fees and any applicable sales charges.

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

See “About Fund Performance” on page 34 for more information.

Morningstar® Wide Moat Focus Index (MWMFTR) is a rules-based index intended to offer exposure to companies that the Index Provider determines have sustainable competitive advantages based on a proprietary methodology that considers quantitative and qualitative factors (“wide moat companies”) (reflects no deduction for fees, expenses or taxes).

S&P 500® Index (SPTR) consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation).

33

VANECK FUNDS

ABOUT FUND PERFORMANCE

(unaudited)

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for each Fund may reflect temporary waivers of expenses and/or fees. Had each Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of each Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund returns reflect reinvestment of dividends and capital gains distributions. Performance current to the most recent month-end is available by calling 800.826.2333 or by visiting vaneck.com.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Certain indices may take into account withholding taxes. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

The CM Commodity Index Fund index is published by Bloomberg Finance L.P (Bloomberg). The Emerging Markets Fund, Emerging Markets Leaders Fund and Environmental Sustainability Fund indexes are published by MSCI Inc. (MSCI). The Global Resources Fund index is published by S&P®. The International Investors Gold Fund index is published by ICE Data Indices, LLC (ICE Data). The Emerging Markets Bond Fund index is published by J.P. Morgan. The Morningstar Wide Moat Fund index is published by Morningstar.

Bloomberg, MSCI, S&P, ICE Data, J.P. Morgan, and Morningstar are referred to herein as the “Index Providers”. The Index Providers do not sponsor, endorse, or promote the Funds and bear no liability with respect to the Funds or any security.

34

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2022 to December 31, 2022.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

35

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
CM Commodity Index Fund
Class A
Actual	$1,000.00	$1,005.60	0.95%	$4.80
Hypothetical (b)	$1,000.00	$1,020.42	0.95%	$4.84
Class I
Actual	$1,000.00	$1,007.60	0.65%	$3.29
Hypothetical (b)	$1,000.00	$1,021.93	0.65%	$3.31
Class Y
Actual	$1,000.00	$1,008.70	0.70%	$3.54
Hypothetical (b)	$1,000.00	$1,021.68	0.70%	$3.57
Emerging Markets Bond Fund
Class A
Actual	$1,000.00	$1,078.90	1.28%	$6.71
Hypothetical (b)	$1,000.00	$1,018.75	1.28%	$6.51
Class I
Actual	$1,000.00	$1,082.80	0.97%	$5.09
Hypothetical (b)	$1,000.00	$1,020.32	0.97%	$4.94
Class Y
Actual	$1,000.00	$1,081.60	1.03%	$5.40
Hypothetical (b)	$1,000.00	$1,020.01	1.03%	$5.24
Emerging Markets Fund
Class A
Actual	$1,000.00	$1,050.90	1.57%	$8.12
Hypothetical (b)	$1,000.00	$1,017.29	1.57%	$7.98
Class C
Actual	$1,000.00	$1,047.50	2.44%	$12.59
Hypothetical (b)	$1,000.00	$1,012.91	2.44%	$12.38
Class I
Actual	$1,000.00	$1,054.40	1.02%	$5.28
Hypothetical (b)	$1,000.00	$1,020.06	1.02%	$5.19
Class Y
Actual	$1,000.00	$1,053.70	1.12%	$5.80
Hypothetical (b)	$1,000.00	$1,019.56	1.12%	$5.70
Class Z
Actual	$1,000.00	$1,054.60	0.92%	$4.76
Hypothetical (b)	$1,000.00	$1,020.57	0.92%	$4.69
Emerging Markets Leaders Fund
Class A
Actual	$1,000.00	$965.20	1.48%	$7.33
Hypothetical (b)	$1,000.00	$1,017.74	1.48%	$7.53
Class I
Actual	$1,000.00	$968.00	0.88%	$4.37
Hypothetical (b)	$1,000.00	$1,020.77	0.88%	$4.48
Class Y
Actual	$1,000.00	$967.60	0.98%	$4.86
Hypothetical (b)	$1,000.00	$1,020.27	0.98%	$4.99
Class Z
Actual	$1,000.00	$968.40	0.78%	$3.87
Hypothetical (b)	$1,000.00	$1,021.27	0.78%	$3.97
36

	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio During Period	Expenses Paid During the Period July 1, 2022 - December 31, 2022(a)
Environmental Sustainability Fund
Class A
Actual	$1,000.00	$1,015.60	1.25%	$6.35
Hypothetical (b)	$1,000.00	$1,018.90	1.25%	$6.36
Class I
Actual	$1,000.00	$1,016.50	0.95%	$4.83
Hypothetical (b)	$1,000.00	$1,020.42	0.95%	$4.84
Class Y
Actual	$1,000.00	$1,016.10	1.05%	$5.34
Hypothetical (b)	$1,000.00	$1,019.91	1.05%	$5.35
Global Resources Fund
Class A
Actual	$1,000.00	$1,088.50	1.38%	$7.26
Hypothetical (b)	$1,000.00	$1,018.25	1.38%	$7.02
Class C
Actual	$1,000.00	$1,084.40	2.20%	$11.56
Hypothetical (b)	$1,000.00	$1,014.12	2.20%	$11.17
Class I
Actual	$1,000.00	$1,090.90	0.95%	$5.01
Hypothetical (b)	$1,000.00	$1,020.42	0.95%	$4.84
Class Y
Actual	$1,000.00	$1,090.00	1.14%	$6.01
Hypothetical (b)	$1,000.00	$1,019.46	1.14%	$5.80
International Investors Gold Fund
Class A
Actual	$1,000.00	$1,069.80	1.48%	$7.72
Hypothetical (b)	$1,000.00	$1,017.74	1.48%	$7.53
Class C
Actual	$1,000.00	$1,065.70	2.27%	$11.82
Hypothetical (b)	$1,000.00	$1,013.76	2.27%	$11.52
Class I
Actual	$1,000.00	$1,072.40	1.00%	$5.22
Hypothetical (b)	$1,000.00	$1,020.16	1.00%	$5.09
Class Y
Actual	$1,000.00	$1,072.30	1.13%	$5.90
Hypothetical (b)	$1,000.00	$1,019.51	1.13%	$5.75
VanEck Morningstar Wide Moat Fund
Class I
Actual	$1,000.00	$1,030.00	0.59%	$3.02
Hypothetical (b)	$1,000.00	$1,022.23	0.59%	$3.01
Class Z
Actual	$1,000.00	$1,030.80	0.49%	$2.51
Hypothetical (b)	$1,000.00	$1,022.74	0.49%	$2.50

(a)	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2022), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).
(b)	Assumes annual return of 5% before expenses
37

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2022

	Par (000’s	)	Value
Short-Term Investments: 99.3%
United States Treasury Obligations: 96.4%
United States Treasury Bill
0.00%, 01/05/23 †	$45,000		$44,986,150
0.00%, 03/07/23	16,000		15,882,123
2.86%, 01/19/23 (a)	50,000		49,928,625
3.00%, 02/02/23 (a)	70,000		69,813,489
3.03%, 01/26/23 (a)	30,000		29,936,927
3.13%, 02/09/23 (a)	48,000		47,837,240
3.17%, 02/16/23 (a)	40,000		39,837,978
3.62%, 03/02/23	30,000		29,795,363
4.11%, 02/21/23 (a)	10,000		9,941,775
4.18%, 03/09/23 (a)	60,000		59,540,856
4.26%, 03/14/23	40,000		39,675,472
4.32%, 03/21/23 (a)	22,000		21,801,339
4.34%, 03/28/23	45,000		44,558,738
4.34%, 04/04/23	35,000		34,622,740
4.48%, 04/25/23	20,000		19,720,124
			557,878,939
	Number of Shares	Value
Money Market Fund: 2.9%
Invesco Treasury Portfolio - Institutional Class	16,890,183	$16,890,183
Total Investments Before Collateral for Securities Loaned: 99.3% (Cost: $574,710,814)		574,769,122

	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.0%
Money Market Fund: 0.0% (Cost: $1,533)
State Street Navigator Securities Lending Government Money Market Portfolio	1,533	1,533
Total Short-Term Investments: 99.3% (Cost: $574,712,347)		574,770,655
Other assets less liabilities: 0.7%		4,218,766
NET ASSETS: 100.0%		$578,989,421

Total Return Swap Contracts

Long Exposure

Counterparty	Reference Obligation	Notional Amount	Rate paid by the Fund (b)	Payment Frequency	Termination Date	Unrealized Depreciation	% of Net Assets
UBS	UBS Bloomberg Constant Maturity Index Total Return	$582,703,000	4.70%	Monthly	01/25/23	$5,094,896	0.9%

Footnotes:

†	Security fully or partially on loan. Total market value of securities on loan is $24,771,374.
(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $94,598,051.
(b)	The rate shown reflects the rate in effect at the end of the reporting period: 3-Month T-Bill rate + 0.40%.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Government Activity	97.1%	$557,878,939
Money Market Fund	2.9	16,890,183
	100.0%	$574,769,122

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
United States Treasury Obligations	$—	$557,878,939	$—	$557,878,939
Money Market Funds	16,891,716	—	—	16,891,716
Total Investments	$16,891,716	$557,878,939	$—	$574,770,655
Other Financial Instruments:
Total Return Swap Contracts	$—	$5,094,896	$—	$5,094,896

See Notes to Financial Statements

38

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2022

		Par (000’s	)	Value
CORPORATE BONDS: 27.3%
Argentina: 2.0%
YPF SA 144A 4.00%, 02/12/26 (s)	USD	73		$69,551
YPF SA Reg S
8.50%, 07/28/25	USD	90		75,620
9.00%, 02/12/26 (s)	USD	42		40,268
				185,439
Austria: 0.9%
Suzano Austria GmbH 3.12%, 01/15/32	USD	114		89,047
Bahrain: 0.8%
Oil and Gas Holding Co. BSCC Reg S 7.50%, 10/25/27	USD	71		72,787
British Virgin Islands: 1.7%
Sino-Ocean Land Treasure Finance I Ltd. Reg S 6.00%, 07/30/24	USD	252		162,540
China: 5.5%
Anton Oilfield Services Group/Hong Kong Reg S 8.75%, 01/26/25	USD	113		79,146
China Evergrande Group Reg S 8.25%, 03/23/22 (d) *	USD	331		24,411
CIFI Holdings Group Co. Ltd. Reg S 6.55%, 03/28/24	USD	169		45,335
Fortune Star BVI Ltd. Reg S 6.85%, 07/02/24	USD	72		62,280
Kaisa Group Holdings Ltd. Reg S 8.50%, 06/30/22	USD	317		44,381
Longfor Group Holdings Ltd. Reg S 3.95%, 09/16/29	USD	115		84,525
Sunac China Holdings Ltd. Reg S 8.35%, 04/19/23 (d) *	USD	207		45,667
West China Cement Ltd. Reg S 4.95%, 07/08/26	USD	124		105,400
Yuzhou Group Holdings Co. Ltd. Reg S 8.30%, 05/27/25 (d) *	USD	333		32,564
				523,709
Colombia: 1.2%
Colombia Telecomunicaciones SA ESP Reg S 4.95%, 07/17/30	USD	73		58,391
Promigas SA ESP / Gases del Pacifico SAC Reg S 3.75%, 10/16/29	USD	40		32,645
Transportadora de Gas Internacional SA ESP Reg S
		Par (000’s	)	Value
Colombia (continued)
5.55%, 11/01/28	USD	30		$27,578
				118,614
Hong Kong: 1.5%
Easy Tactic Ltd. 7.50%, 07/11/25	USD	105		25,279
Fortune Star BVI Ltd. Reg S 5.00%, 05/18/26	USD	79		54,213
Huarong Finance 2019 Co. Ltd. Reg S 3.75%, 05/29/24	USD	43		40,887
Shimao Group Holdings Ltd. Reg S 5.60%, 07/15/26	USD	137		26,027
				146,406
India: 1.8%
Adani Renewable Energy RJ Ltd./ Kodangal Solar Parks Pvt Ltd. / Wardha Solar Maharashtra 144A 4.62%, 10/15/39	USD	122		92,359
JSW Hydro Energy Ltd. Reg S 4.13%, 05/18/31	USD	94		78,326
				170,685
Indonesia: 0.9%
Star Energy Geothermal Wayang Windu Ltd. Reg S 6.75%, 04/24/33	USD	86		81,397
Luxembourg: 0.7%
Minerva Luxembourg SA Reg S 4.38%, 03/18/31	USD	81		66,504
Mauritius: 0.7%
India Clean Energy Holdings 144A 4.50%, 04/18/27	USD	68		53,754
India Clean Energy Holdings Reg S 4.50%, 04/18/27	USD	18		14,229
				67,983
Mexico: 3.9%
Corp. GEO SAB de CV Reg S 9.25%, 06/30/20 (d) *	USD	380		7
Petroleos Mexicanos
6.49%, 01/23/27 †	USD	236		215,496
6.62%, 06/15/35 †	USD	47		34,229
6.88%, 08/04/26	USD	70		66,273
7.69%, 01/23/50	USD	80		55,544
				371,549
Nigeria: 0.9%
SEPLAT Energy Plc 144A 7.75%, 04/01/26	USD	102		82,112
Qatar: 1.3%
Nakilat, Inc. Reg S 6.07%, 12/31/33	USD	94		96,970
QatarEnergy Trading LLC 144A

See Notes to Financial Statements

39

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

		Par (000’s	)	Value
Qatar (continued)
3.30%, 07/12/51	USD	37		$27,410
				124,380
Singapore: 1.4%
Medco Laurel Tree Pte Ltd. Reg S 6.95%, 11/12/28	USD	60		53,315
SingTel Group Treasury Pte Ltd. Reg S 2.38%, 08/28/29	USD	90		77,074
				130,389
United Kingdom: 0.7%
IHS Holding Ltd. 144A 5.62%, 11/29/26	USD	77		64,218
United States: 0.7%
AES Panama Generation Holdings SRL Reg S 4.38%, 05/31/30	USD	77		67,070
Uzbekistan: 0.7%
Uzauto Motors AJ 144A 4.85%, 05/04/26	USD	83		68,784
Total Corporate Bonds (Cost: $3,016,586)				2,593,613

GOVERNMENT OBLIGATIONS: 71.7%
Angola: 1.3%
Angolan Government International Bond 144A 9.50%, 11/12/25	USD	120		123,787
Argentina: 0.3%
Argentine Republic Government International Bond 0.50%, 07/09/30 (s)	USD	111		30,121
Provincia de Buenos Aires Reg S 4.50%, 09/01/37 (s)	USD	0	(a)	131
				30,252
Brazil: 4.9%
Brazil Notas do Tesouro Nacional, Series F
10.00%, 01/01/25	BRL	1,595		289,021
10.00%, 01/01/33	BRL	1,105		179,130
				468,151
Chile: 3.1%
Bonos de la Tesoreria de la Republica de Chile 144A Reg S 5.00%, 10/01/28	CLP	260,000		296,587
Colombia: 3.0%
Colombian TES 7.00%, 03/26/31	COP	1,976,800		288,812
Costa Rica: 0.2%
Costa Rica Government International Bond Reg S 6.12%, 02/19/31	USD	21		20,432
		Par (000’s	)	Value
Czech Republic: 1.8%
Czech Republic Government Bond Reg S 1.00%, 06/26/26	CZK	4,370		$167,640
Democratic Republic of the Congo: 2.0%
Congolese International Bond Reg S 6.00%, 06/30/29 (s)	USD	226		189,337
Dominican Republic: 1.0%
Dominican Republic International Bond Reg S 6.40%, 06/05/49 †	USD	117		95,012
Gabon: 0.2%
Gabon Government International Bond 144A 6.95%, 06/16/25	USD	16		15,200
Guatemala: 0.3%
Guatemala Government Bond 144A 5.25%, 08/10/29	USD	25		24,219
Hungary: 1.4%
Hungary Government Bond 3.00%, 10/27/38	HUF	93,900		133,777
Indonesia: 6.8%
Indonesia Treasury Bond
5.50%, 04/15/26	IDR	3,120,000		196,609
6.38%, 04/15/32	IDR	900,000		55,726
7.00%, 09/15/30	IDR	2,201,000		143,013
7.12%, 06/15/38	IDR	2,874,000		185,077
7.12%, 06/15/43	IDR	1,000,000		64,365
				644,790
Israel: 1.7%
Israel Government Bond 3.75%, 03/31/47	ILS	552		157,367
Ivory Coast: 0.4%
Ivory Coast Government International Bond Reg S 5.75%, 12/31/32 (s)	USD	36		33,888
Jamaica: 0.5%
Jamaica Government International Bond 7.88%, 07/28/45	USD	43		48,522
Jordan: 0.4%
Jordan Government International Bond 144A 7.38%, 10/10/47	USD	48		41,434
Kenya: 0.6%
Republic of Kenya Government International Bond 144A 7.00%, 05/22/27	USD	69		62,046
Kuwait: 0.5%
Kuwait International Government Bond 144A 3.50%, 03/20/27	USD	50		48,621

See Notes to Financial Statements

40

		Par (000’s	)	Value
Malaysia: 6.2%
Malaysia Government Bond
3.90%, 11/16/27	MYR	975		$221,760
4.07%, 06/15/50	MYR	582		120,682
4.76%, 04/07/37	MYR	1,019		243,249
				585,691
Mexico: 2.4%
Mexico Government International Bond 5.62%, 03/19/14	GBP	252		230,051
Morocco: 0.3%
Morocco Government International Bond 144A 5.50%, 12/11/42	USD	28		24,143
Oman: 0.8%
Oman Government International Bond 144A 6.25%, 01/25/31	USD	71		71,659
Pakistan: 0.2%
Pakistan Government International Bond Reg S 7.88%, 03/31/36	USD	42		15,162
Paraguay: 0.5%
Paraguay Government International Bond Reg S 4.95%, 04/28/31	USD	52		50,447
Peru: 2.5%
Peru Government Bond
5.40%, 08/12/34	PEN	236		49,776
6.15%, 08/12/32	PEN	398		92,143
Peruvian Government International Bond 3.23%, 07/28/21	USD	164		95,708
				237,627
Philippines: 1.7%
Philippine Government International Bond 6.25%, 01/14/36	PHP	9,973		163,481
Poland: 2.4%
Republic of Poland Government Bond 1.75%, 04/25/32	PLN	872		130,839
Republic of Poland Government International Bond 5.75%, 11/16/32	USD	90		96,144
				226,983
Romania: 0.9%
Romania Government Bond
5.00%, 02/12/29	RON	460		86,166
6.70%, 02/25/32	RON	5		992
				87,158
Rwanda: 0.2%
Rwanda International Government Bond 144A 5.50%, 08/09/31	USD	23		17,638
		Par (000’s	)	Value
Saudi Arabia: 2.8%
Saudi Government International Bond 144A 5.25%, 01/16/50	USD	269		$264,658
Senegal: 0.4%
Senegal Government International Bond 144A 6.25%, 05/23/33	USD	51		42,298
South Korea: 2.3%
Korea Treasury Bond
3.12%, 09/10/27	KRW	235,000		180,996
3.38%, 06/10/32	KRW	48,000		36,722
				217,718
Sri Lanka: 2.6%
Sri Lanka Government International Bond Reg S 5.75%, 04/18/23	USD	764		242,537
Thailand: 5.6%
Thailand Government Bond
1.58%, 12/17/35	THB	4,725		116,495
1.60%, 12/17/29	THB	7,940		219,553
2.65%, 06/17/28	THB	6,675		199,199
				535,247
Turkey: 3.1%
Turkey Government International Bond 5.75%, 05/11/47	USD	428		293,180
United Arab Emirates: 1.6%
United Arab Emirates International Government Bond Reg S 4.95%, 07/07/52	USD	152		152,130
Uruguay: 2.2%
Uruguay Government International Bond 8.25%, 05/21/31	UYU	3,227		70,110
Uruguay Government International Bond Reg S 8.50%, 03/15/28	UYU	6,048		138,435
				208,545
Uzbekistan: 0.5%
Republic of Uzbekistan International Bond 144A 14.00%, 07/19/24	UZS	600,000		50,437
Zambia: 2.1%
Zambia Government Bond
13.00%, 01/25/31	ZMW	5,811		170,466
13.00%, 12/27/31	ZMW	890		25,090
				195,556
Total Government Obligations (Cost: $6,648,197)				6,802,220

See Notes to Financial Statements

41

EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
MONEY MARKET FUND: 2.0% (Cost: $190,224)
Invesco Treasury Portfolio - Institutional Class	190,224	$190,224

Total Investments Before Collateral for Securities Loaned: 101.0% (Cost: $9,855,007)		9,586,057
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.6%
Money Market Fund: 0.6% (Cost: $53,698)
State Street Navigator Securities Lending Government Money Market Portfolio	53,698	$53,698
Total Investments: 101.6% (Cost: $9,908,705)		9,639,755
Liabilities in excess of other assets: (1.6)%		(155,120)
NET ASSETS: 100.0%		$9,484,635

Definitions:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
KRW	Korean Won
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
THB	Thai Baht
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
ZMW	Zambian Kwacha

Footnotes:

(s)	The rate shown reflects the rate in effect at the end of the reporting period. Coupon adjusts periodically based upon a predetermined schedule
*	Non-income producing
(d)	Security in default
†	Security fully or partially on loan. Total market value of securities on loan is $146,590.
(a)	Amount is less than 1,000

Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $1,540,915, or 16.2% of net assets.

See Notes to Financial Statements

42

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Government Activity	70.9%	$6,802,219
Energy	10.1	968,720
Utilities	4.7	447,359
Real Estate	4.6	441,040
Financials	2.8	265,468
Basic Materials	2.0	194,447
Technology	1.5	141,292
Consumer Cyclicals	0.7	68,784
Consumer Non-Cyclicals	0.7	66,504
Money Market Fund	2.0	190,224
	100.0%	$9,586,057

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Corporate Bonds *	$—	$2,593,613	$—	$2,593,613
Government Obligations *	—	6,802,220	—	6,802,220
Money Market Funds	243,922	—	—	243,922
Total Investments	$243,922	$9,395,833	$—	$9,639,755

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

43

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 96.7%
Argentina: 2.9%
MercadoLibre, Inc. (USD) *	32,010	$27,088,142
Brazil: 8.6%
Clear Sale SA *	3,382,000	3,608,058
Fleury SA	2,158,300	6,315,949
Infracommerce CXAAS SA *	2,121,600	1,491,090
JSL SA	12,889,700	13,385,286
Locaweb Servicos de Internet SA 144A *	3,322,300	4,421,846
Movida Participacoes SA	7,387,900	10,673,115
Rede D’Or Sao Luiz SA 144A *	1,637,900	9,149,510
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA *	11,367,100	27,211,476
Vasta Platform Ltd. (USD) * †	462,498	1,849,992
Westwing Comercio Varejista Ltda *	3,274,900	732,892
		78,839,214
China: 28.5%
A-Living Smart City Services Co. Ltd. (HKD) 144A †	9,998,000	11,981,225
China Animal Healthcare Ltd. (HKD) *∞	8,365,994	1
China Conch Environment Protection Holdings Ltd. (HKD) * †	1,180,000	475,171
China Education Group Holdings Ltd. (HKD) †	27,597,000	35,486,759
Fu Shou Yuan International Group Ltd. (HKD)	8,602,000	7,349,123
Ganfeng Lithium Group Co. Ltd.	802,376	8,000,993
GoerTek, Inc.	1,189,817	2,876,097
JD.com, Inc. (HKD)	118,938	3,320,347
Jinxin Fertility Group Ltd. (HKD) 144A †	5,205,000	4,785,538
KE Holdings, Inc. (ADR) *	203,900	2,846,444
Ming Yang Smart Energy Group Ltd.	475,935	1,726,210
NetEase, Inc. (HKD)	557,900	8,091,783
Pharmaron Beijing Co. Ltd. (HKD) 144A	1,639,400	11,264,862
Ping An Bank Co. Ltd.	9,064,569	17,110,440
Prosus NV (EUR)	622,317	42,966,872
Shandong Head Group Co. Ltd.	1,183,575	3,807,934
Shanghai Baosight Software Co. Ltd.	2,459,728	15,820,518
Shenzhen Inovance Technology Co. Ltd.	843,364	8,414,959
Shenzhou International Group Holdings Ltd. (HKD)	519,800	5,796,730
Sungrow Power Supply Co. Ltd.	905,746	14,533,748
Tencent Holdings Ltd. (HKD)	126,500	5,363,646
Topsports International Holdings Ltd. (HKD) 144A	3,536,000	2,785,938
	Number of Shares	Value
China (continued)
Wuxi Biologics Cayman, Inc. (HKD) 144A *	1,831,000	$13,867,820
Wuxi Shangji Automation Co. Ltd.	576,473	8,744,833
Yifeng Pharmacy Chain Co. Ltd.	709,324	6,516,333
Yum China Holdings, Inc. (HKD)	109,800	6,131,220
Zai Lab Ltd. (HKD) * †	1,515,700	4,691,478
Zhejiang Huayou Cobalt Co. Ltd.	624,228	4,972,878
Zhejiang Supcon Technology Co. Ltd. *	253,100	3,309,838
		263,039,738
Egypt: 1.9%
Cleopatra Hospital *	37,083,115	7,998,053
Commercial International Bank Egypt SAE	5,607,913	9,419,129
		17,417,182
Georgia: 4.2%
Bank of Georgia Group Plc (GBP)	1,010,697	31,610,564
Georgia Capital Plc (GBP) *	764,897	6,750,473
		38,361,037
Germany: 1.6%
Delivery Hero SE 144A *	310,800	14,915,202
Hungary: 0.9%
OTP Bank Nyrt	294,400	7,999,169
India: 13.7%
Cholamandalam Investment and Finance Co. Ltd.	745,200	6,522,432
Delhivery Ltd. *	1,790,757	7,155,324
HDFC Bank Ltd.	1,128,200	22,153,150
HDFC Bank Ltd. (ADR)	318,000	21,754,380
Oberoi Realty Ltd.	768,100	8,007,877
Phoenix Mills Ltd.	642,300	10,950,094
Reliance Industries Ltd.	1,620,976	49,761,045
		126,304,302
Indonesia: 2.1%
Bank BTPN Syariah Tbk PT	107,606,000	19,267,894
Kazakhstan: 2.9%
Kaspi.kz JSC (USD) (GDR)	373,540	26,708,110
Kuwait: 0.5%
Humansoft Holding Co. KSC	426,190	4,914,360
Mexico: 2.7%
Qualitas Controladora SAB de CV †	811,558	3,590,821
Regional SAB de CV	2,911,900	21,069,864
		24,660,685
Philippines: 4.2%
Bloomberry Resorts Corp. *	74,787,500	10,308,751
International Container Terminal Services, Inc.	7,858,850	28,205,329
		38,514,080
Poland: 1.1%
InPost SA (EUR) *	1,243,300	10,504,336

See Notes to Financial Statements

44

	Number of Shares	Value
Russia: 0.0%
Detsky Mir PJSC 144A *∞	11,544,900	$0
Fix Price Group Plc (USD) (GDR) *∞	3,811,800	0
Sberbank of Russia PJSC *∞	5,555,460	0
Yandex NV (USD) *∞	390,700	0
		0
South Africa: 0.6%
Transaction Capital Ltd.	2,942,710	5,732,580
South Korea: 3.3%
Doosan Fuel Cell Co. Ltd. * †	214,460	5,026,466
LG Chem Ltd. *	49,020	23,408,487
Samsung Biologics Co. Ltd. 144A *	3,450	2,243,242
		30,678,195
Taiwan: 9.2%
Chroma ATE, Inc.	1,775,000	10,426,127
MediaTek, Inc.	632,000	12,778,360
Poya International Co. Ltd.	590,697	9,563,828
Taiwan Semiconductor Manufacturing Co. Ltd.	3,172,000	46,068,412
Wiwynn Corp.	216,000	5,586,926
		84,423,653
Tanzania: 1.3%
Helios Towers Plc (GBP) *	9,320,647	11,884,861
Turkey: 5.8%
Agesa Hayat ve Emeklilik AS *	2,140,800	4,627,053
MLP Saglik Hizmetleri AS 144A *	5,884,392	28,323,278
Sok Marketler Ticaret AS *	7,891,840	11,789,167
Tofas Turk Otomobil Fabrikasi AS	948,700	8,384,244
		53,123,742
	Number of Shares	Value
United Arab Emirates: 0.2%
Americana Restaurants International Plc *	2,732,000	$2,209,345
United Kingdom: 0.5%
Hirco Plc *∞	812,346	1
ReNew Energy Global Plc (USD) * †	879,000	4,834,500
		4,834,501
Total Common Stocks (Cost: $966,596,872)		891,420,328

PREFERRED SECURITIES: 3.6%
Brazil: 0.8%
Raizen SA	10,450,000	7,379,419
South Korea: 2.8%
Samsung Electronics Co. Ltd.	638,780	25,598,059
Total Preferred Securities (Cost: $50,318,794)		32,977,478
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $1,016,915,666)		924,397,806

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 0.5%
Money Market Fund: 0.5% (Cost: $4,691,740)
State Street Navigator Securities Lending Government Money Market Portfolio	4,691,740	4,691,740
Total Investments: 100.8% (Cost: $1,021,607,406)		929,089,546
Liabilities in excess of other assets: (0.8)%		(6,977,065)
NET ASSETS: 100.0%		$922,112,481

Definitions:

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $22,122,836.
∞	Security is valued using significant unobservable inputs that factor in discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $103,738,461, or 11.3% of net assets.

See Notes to Financial Statements

45

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Consumer Discretionary	19.9%	$183,803,746
Financials	19.3	177,607,950
Information Technology	17.2	158,693,442
Industrials	14.7	136,056,251
Health Care	9.6	88,639,731
Energy	6.2	57,140,465
Materials	4.3	40,190,291
Real Estate	3.6	33,785,640
Communication Services	2.7	25,340,290
Consumer Staples	2.0	18,305,500
Utilities	0.5	4,834,500
	100.0%	$924,397,806

Transactions in securities of affiliates for the period ended December 31, 2022 were as follows:

	Value 12/31/2021	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2022
MLP Saglik Hizmetleri AS	$24,220,236	$–	$(13,781,207)	$(4,494,021)	$–	$22,378,270	$–(a)
Vasta Platform Ltd.	4,016,368	–	(2,316,358)	(5,802,274)	–	5,952,256	–(a)
	$28,236,604	$–	$(16,097,565)	$(10,296,295)	$–	$28,330,526	$–

(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.

See Notes to Financial Statements

46

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$27,088,142	$—	$—	$27,088,142
Brazil	1,849,992	76,989,222	—	78,839,214
China	2,846,444	260,193,293	1	263,039,738
Egypt	—	17,417,182	—	17,417,182
Georgia	6,750,473	31,610,564	—	38,361,037
Germany	—	14,915,202	—	14,915,202
Hungary	—	7,999,169	—	7,999,169
India	21,754,380	104,549,922	—	126,304,302
Indonesia	—	19,267,894	—	19,267,894
Kazakhstan	26,708,110	—	—	26,708,110
Kuwait	—	4,914,360	—	4,914,360
Mexico	24,660,685	—	—	24,660,685
Philippines	—	38,514,080	—	38,514,080
Poland	—	10,504,336	—	10,504,336
Russia	—	—	0	0
South Africa	5,732,580	—	—	5,732,580
South Korea	—	30,678,195	—	30,678,195
Taiwan	—	84,423,653	—	84,423,653
Tanzania	—	11,884,861	—	11,884,861
Turkey	—	53,123,742	—	53,123,742
United Arab Emirates	2,209,345	—	—	2,209,345
United Kingdom	4,834,500	—	1	4,834,501
Preferred Securities *	—	32,977,478	—	32,977,478
Money Market Fund	4,691,740	—	—	4,691,740
Total Investments	$129,126,391	$799,963,153	$2	$929,089,546

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

47

EMERGING MARKETS LEADERS FUND

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 96.2%
Argentina: 3.4%
Globant SA (USD) *	280	$47,085
MercadoLibre, Inc. (USD) *	150	126,936
		174,021
Brazil: 5.0%
Rede D’Or Sao Luiz SA 144A *	15,000	83,792
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA *	70,000	167,572
		251,364
China: 39.3%
Ganfeng Lithium Group Co. Ltd.	13,720	136,811
GoerTek, Inc.	23,000	55,597
JD.com, Inc. (HKD)	800	22,333
KE Holdings, Inc. (ADR) *	10,600	147,976
Ming Yang Smart Energy Group Ltd.	13,000	47,151
NetEase, Inc. (HKD)	6,000	87,024
Pharmaron Beijing Co. Ltd. (HKD) 144A	9,500	65,278
Ping An Bank Co. Ltd.	65,000	122,695
Prosus NV (EUR)	3,900	269,268
Shanghai Baosight Software Co. Ltd.	15,000	96,477
Shenzhen Inovance Technology Co. Ltd.	12,000	119,734
Shenzhou International Group Holdings Ltd. (HKD)	14,200	158,356
Sungrow Power Supply Co. Ltd.	6,800	109,114
Tencent Holdings Ltd. (HKD)	1,300	55,120
Wuxi Biologics Cayman, Inc. (HKD) 144A *	18,000	136,330
Wuxi Shangji Automation Co. Ltd.	7,200	109,221
Zai Lab Ltd. (HKD) * †	15,000	46,429
Zhejiang Huayou Cobalt Co. Ltd.	7,900	62,935
Zhejiang Supcon Technology Co. Ltd. *	9,000	117,695
		1,965,544
Egypt: 1.5%
Commercial International Bank Egypt SAE	45,132	75,804
Greece: 1.6%
Eurobank Ergasias Services and Holdings SA *	70,000	78,845
Hungary: 1.1%
OTP Bank Nyrt	2,000	54,342
India: 12.7%
Cholamandalam Investment and Finance Co. Ltd.	7,000	61,268
Delhivery Ltd. *	8,000	31,966
HDFC Bank Ltd.	9,000	176,723
	Number of Shares	Value
India (continued)
Reliance Industries Ltd.	12,000	$368,377
		638,334
Indonesia: 1.8%
Bank Rakyat Indonesia Persero Tbk PT	280,000	88,774
Kazakhstan: 6.1%
Kaspi.kz JSC (USD) (GDR)	4,300	307,450
Philippines: 2.9%
International Container Terminal Services, Inc.	41,000	147,149
Poland: 2.2%
InPost SA (EUR) *	13,000	109,834
South Africa: 1.2%
Bid Corp. Ltd.	3,000	58,239
South Korea: 5.0%
LG Chem Ltd. *	380	181,461
Samsung Biologics Co. Ltd. 144A *	105	68,273
		249,734
Taiwan: 6.8%
MediaTek, Inc.	4,000	80,876
Taiwan Semiconductor Manufacturing Co. Ltd.	18,000	261,422
		342,298
Turkey: 3.6%
KOC Holding AS	40,000	179,454
United Arab Emirates: 0.2%
Americana Restaurants International Plc *	13,600	10,998
United Kingdom: 1.8%
ReNew Energy Global Plc (USD) * †	16,000	88,000
Total Common Stocks (Cost: $5,402,344)		4,820,184

PREFERRED SECURITIES: 4.8%
Brazil: 0.8%
Raizen SA	55,000	38,839
South Korea: 4.0%
Samsung Electronics Co. Ltd.	5,000	200,367
Total Preferred Securities (Cost: $343,072)		239,206
Total Investments Before Collateral for Securities Loaned: 101.0% (Cost: $5,745,416)		5,059,390

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 2.7%
Money Market Fund: 2.7% (Cost: $133,459)

See Notes to Financial Statements

48

	Number of Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio	133,459	$133,459
	Number of Shares	Value
Total Investments: 103.7% (Cost: $5,878,875)		$5,192,849
Liabilities in excess of other assets: (3.7)%		(185,618)
NET ASSETS: 100.0%		$5,007,231

Definitions:

ADR	American Depositary Receipt
EUR	Euro
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $127,707.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $353,673, or 7.1% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Information Technology	23.1%	$1,166,969
Industrials	20.2	1,021,193
Financials	13.0	658,450
Consumer Discretionary	11.6	587,893
Energy	8.0	407,217
Health Care	8.0	400,101
Materials	7.5	381,207
Real Estate	2.9	147,976
Communication Services	2.8	142,145
Utilities	1.7	88,000
Consumer Staples	1.2	58,239
	100.0%	$5,059,390

See Notes to Financial Statements

49

EMERGING MARKETS LEADERS FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$174,021	$—	$—	$174,021
Brazil	—	251,364	—	251,364
China	147,976	1,817,568	—	1,965,544
Egypt	—	75,804	—	75,804
Greece	—	78,845	—	78,845
Hungary	—	54,342	—	54,342
India	—	638,334	—	638,334
Indonesia	—	88,774	—	88,774
Kazakhstan	307,450	—	—	307,450
Philippines	—	147,149	—	147,149
Poland	—	109,834	—	109,834
South Africa	58,239	—	—	58,239
South Korea	—	249,734	—	249,734
Taiwan	—	342,298	—	342,298
Turkey	—	179,454	—	179,454
United Arab Emirates	10,998	—	—	10,998
United Kingdom	88,000	—	—	88,000
Preferred Securities *	—	239,206	—	239,206
Money Market Fund	133,459	—	—	133,459
Total Investments	$920,143	$4,272,706	$—	$5,192,849

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

50

ENVIRONMENTAL SUSTAINABILITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 96.0%
Australia: 2.1%
Allkem Ltd. *	9,011	$68,265
Ecograf Ltd. * †	86,700	12,858
Jervois Global Ltd. *	24,900	4,652
		85,775
Brazil: 0.5%
Yara International ASA (NOK)	470	20,641
British Virgin Islands: 0.2%
Talon Metals Corp. (CAD) *	17,050	6,233
Canada: 1.5%
Ballard Power Systems, Inc. (USD) * †	1,900	9,101
Burcon NutraScience Corp. * †	3,000	853
Euro Manganese, Inc. (AUD) *	92,600	22,304
Farmers Edge, Inc. *	790	160
Li-Cycle Holdings Corp. (USD) * †	2,760	13,138
Maple Leaf Foods, Inc. †	1,040	18,780
		64,336
China: 4.9%
BYD Co. Ltd. (HKD)	4,500	110,403
Contemporary Amperex Technology Co. Ltd.	1,000	56,348
Flat Glass Group Co. Ltd. (HKD) †	12,000	28,859
		195,610
Denmark: 5.3%
Novozymes A/S	1,030	52,256
Orsted AS 144A	840	75,941
Vestas Wind Systems A/S	2,800	81,678
		209,875
Finland: 3.2%
Neste Oyj	2,710	124,977
France: 5.2%
Cie de Saint-Gobain	440	21,525
Engie SA	6,800	97,281
Legrand SA	520	41,694
Nexans SA	490	44,350
		204,850
Germany: 2.9%
Infineon Technologies AG	3,710	112,754
Isle of Man: 0.1%
Agronomics Ltd. *	14,600	2,081
Israel: 0.0%
Else Nutrition Holdings, Inc. (CAD) * †	2,200	894
Italy: 1.0%
Enel SpA	7,600	40,874
Japan: 2.4%
Keyence Corp.	240	93,179
Netherlands: 1.6%
OCI NV	1,780	63,639
	Number of Shares	Value
Norway: 3.3%
FREYR Battery SA (USD) *	15,260	$132,457
South Korea: 4.0%
LG Energy Solution Ltd. *	240	82,718
Samsung SDI Co. Ltd. *	160	75,127
		157,845
Spain: 1.5%
Avangrid, Inc. (USD)	950	40,831
Soltec Power Holdings SA *	4,800	21,215
		62,046
Sweden: 3.1%
Atlas Copco AB	8,400	99,527
Oatly Group AB (ADR) * †	12,650	22,011
		121,538
United States: 53.2%
Amyris, Inc. * †	990	1,515
Ball Corp.	1,100	56,254
Benson Hill, Inc. * †	4,500	11,475
Beyond Meat, Inc. * †	340	4,185
Bloom Energy Corp. *	1,900	36,328
Bunge Ltd.	970	96,777
Clean Harbors, Inc. *	250	28,530
Darling Ingredients, Inc. *	1,490	93,259
Deere & Co.	400	171,503
Enphase Energy, Inc. *	890	235,813
EVgo, Inc. * †	8,000	35,760
Fluence Energy, Inc. * †	1,000	17,150
Generac Holdings, Inc. *	310	31,205
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	760	22,025
John Bean Technologies Corp.	110	10,046
Lindsay Corp.	150	24,428
MP Materials Corp. *	1,200	29,136
NextEra Energy Partners LP	730	51,166
Ormat Technologies, Inc.	1,150	99,452
Pentair Plc	990	44,530
Piedmont Lithium, Inc. *	1,460	64,269
Plug Power, Inc. * †	1,300	16,081
Quanta Services, Inc.	1,460	208,049
Republic Services, Inc.	690	89,003
SolarEdge Technologies, Inc. *	540	152,965
Stem, Inc. * †	10,020	89,579
Sunnova Energy International, Inc. * †	2,800	50,428
Tattooed Chef, Inc. * †	1,640	2,017
Teradyne, Inc.	640	55,904
Tesla, Inc. *	360	44,345
TPI Composites, Inc. *	2,500	25,350
Trimble, Inc. *	1,800	91,008
Xylem, Inc.	1,000	110,570
		2,100,105
Total Common Stocks (Cost: $5,026,567)		3,799,709

See Notes to Financial Statements

51

ENVIRONMENTAL SUSTAINABILITY FUND

SCHEDULE OF INVESTMENTS

(continued)

	Number of Shares	Value
MASTER LIMITED PARTNERSHIP: 0.8% (Cost: $45,048)
Canada: 0.8%
Brookfield Renewable Partners LP (USD)	1,200	$30,408

MONEY MARKET FUND: 3.3% (Cost: $130,778)
Invesco Treasury Portfolio - Institutional Class	130,778	130,778

Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $5,202,393)		3,960,895
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.7%
Money Market Fund: 4.7% (Cost: $186,478)
State Street Navigator Securities Lending Government Money Market Portfolio	186,478	$186,478
Total Investments: 104.8% (Cost: $5,388,871)		4,147,373
Liabilities in excess of other assets: (4.8)%		(191,485)
NET ASSETS: 100.0%		$3,955,888

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
HKD	Hong Kong Dollar
NOK	Norwegian Krone
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $330,482.

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted $75,941, or 1.9% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Industrials	38.0%	$1,506,103
Information Technology	21.3	845,770
Utilities	12.3	486,381
Materials	10.2	402,874
Consumer Staples	6.3	249,398
Consumer Discretionary	4.8	190,508
Energy	3.2	124,977
Financials	0.6	24,106
Money Market Fund	3.3	130,778
	100.0%	$3,960,895

See Notes to Financial Statements

52

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$85,775	$—	$85,775
Brazil	—	20,641	—	20,641
British Virgin Islands	6,233	—	—	6,233
Canada	42,032	22,304	—	64,336
China	—	195,610	—	195,610
Denmark	—	209,875	—	209,875
Finland	—	124,977	—	124,977
France	—	204,850	—	204,850
Germany	—	112,754	—	112,754
Isle of Man	—	2,081	—	2,081
Israel	894	—	—	894
Italy	—	40,874	—	40,874
Japan	—	93,179	—	93,179
Netherlands	—	63,639	—	63,639
Norway	132,457	—	—	132,457
South Korea	—	157,845	—	157,845
Spain	40,831	21,215	—	62,046
Sweden	22,011	99,527	—	121,538
United States	2,100,105	—	—	2,100,105
Master Limited Partnership *	30,408	—	—	30,408
Money Market Funds	317,256	—	—	317,256
Total Investments	$2,692,227	$1,455,146	$—	$4,147,373

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

53

GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 95.8%
Australia: 5.1%
Allkem Ltd. *	987,349	$7,479,867
Ecograf Ltd. * †	1,587,681	235,457
Glencore Plc (GBP)	6,019,800	40,143,901
Jervois Global Ltd. * †	5,801,957	1,083,936
		48,943,161
Brazil: 3.3%
Vale SA (ADR)	1,606,300	27,258,911
Yara International ASA (NOK)	105,900	4,650,805
		31,909,716
British Virgin Islands: 0.2%
Talon Metals Corp. (CAD) * †	4,202,300	1,536,291
Canada: 8.4%
Agnico Eagle Mines Ltd. (USD)	286,706	14,905,845
Alamos Gold, Inc. (USD)	767,400	7,758,414
Barrick Gold Corp. (USD)	776,245	13,335,889
Euro Manganese, Inc. (AUD) *	2,302,672	554,619
Franco-Nevada Corp. (USD)	104,900	14,316,752
Kinross Gold Corp. (USD)	2,391,400	9,780,826
Nouveau Monde Graphite, Inc. (USD) * †	195,700	747,574
Nutrien Ltd. (USD)	266,671	19,474,983
		80,874,902
Finland: 0.6%
Neste Oyj	125,800	5,801,513
Italy: 1.7%
Eni SpA	803,700	11,428,180
Saras SpA *	4,247,900	5,222,421
		16,650,601
Netherlands: 1.9%
OCI NV	499,735	17,866,754
Norway: 4.4%
Equinor ASA (ADR) †	937,000	33,553,970
FREYR Battery SA (USD) * †	692,300	6,009,164
FREYR Battery SA (USD) * ø	350,000	3,038,000
		42,601,134
South Africa: 4.3%
Anglo American Plc (GBP)	696,400	27,270,935
Sibanye Stillwater Ltd. (ADR) †	1,326,300	14,138,358
		41,409,293
Spain: 1.4%
Repsol SA	776,700	12,362,745
Soltec Power Holdings SA *	131,700	582,084
		12,944,829
Turkey: 0.5%
Eldorado Gold Corp. (USD) *	563,000	4,706,680
United Kingdom: 2.2%
Endeavour Mining Plc (CAD)	492,000	10,530,399
Shell Plc (ADR)	180,800	10,296,560
		20,826,959
United States: 58.9%
5E Advanced Materials, Inc. * †	146,900	1,157,572
	Number of Shares	Value
United States (continued)
Baker Hughes Co.	490,200	$14,475,606
Benson Hill, Inc. * †	545,300	1,390,515
Bunge Ltd.	272,400	27,177,348
ChampionX Corp.	366,400	10,621,936
Chart Industries, Inc. * †	112,034	12,909,678
Chesapeake Energy Corp. †	232,700	21,959,899
Chevron Corp.	58,900	10,571,961
ConocoPhillips	210,341	24,820,238
Corteva, Inc.	399,566	23,486,489
Darling Ingredients, Inc. *	128,300	8,030,297
Devon Energy Corp.	376,232	23,142,030
Diamondback Energy, Inc.	176,768	24,178,327
Enphase Energy, Inc. *	84,300	22,336,128
EQT Corp.	671,500	22,716,845
ESS Tech, Inc. * †	211,100	512,973
EVgo, Inc. * †	342,200	1,529,634
Excelerate Energy, Inc.	231,700	5,804,085
Fluence Energy, Inc. * †	38,200	655,130
FMC Corp.	80,531	10,050,269
Freeport-McMoRan, Inc.	605,400	23,005,200
Halliburton Co.	476,200	18,738,470
Hannon Armstrong Sustainable Infrastructure Capital, Inc. †	147,875	4,285,418
Hess Corp.	192,600	27,314,532
Kirby Corp. *	195,400	12,573,990
Liberty Energy, Inc.	1,194,250	19,119,943
Marathon Oil Corp.	406,800	11,012,076
Mosaic Co.	208,300	9,138,121
MP Materials Corp. *	278,800	6,769,264
Newmont Corp.	214,455	10,122,276
Ormat Technologies, Inc. †	176,340	15,249,883
PDC Energy, Inc.	153,400	9,737,832
Piedmont Lithium, Inc. *	155,300	6,836,306
Pioneer Natural Resources Co.	89,188	20,369,647
SolarEdge Technologies, Inc. *	124,700	35,323,769
Solid Power, Inc. *	94,900	241,046
Stem, Inc. * †	942,732	8,428,024
Stem, Inc. * ø	362,000	3,241,674
Tyson Foods, Inc.	202,700	12,618,075
Union Pacific Corp.	27,000	5,590,890
Valero Energy Corp.	296,600	37,626,676
		564,870,072
Zambia: 2.9%
First Quantum Minerals Ltd. (CAD) †	1,328,200	27,750,944
Total Common Stocks (Cost: $661,070,813)		918,692,849

WARRANTS: 0.0%
Norway: 0.0%
FREYR Battery SA, USD 11.50, exp. 09/01/27	120,350	340,591

See Notes to Financial Statements

54

	Number of Shares	Value
United States: 0.0%
Benson Hill, Inc., USD 11.50, exp. 12/24/25	74,875	$18,726
Total Warrants (Cost: $216,758)		359,317

MONEY MARKET FUND: 4.1% (Cost: $38,984,160)
Invesco Treasury Portfolio - Institutional Class	38,984,160	38,984,160
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $700,271,731)		958,036,326
	Number of Shares	Value
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 4.8%
Money Market Fund: 4.8% (Cost: $46,172,097)
State Street Navigator Securities Lending Government Money Market Portfolio	46,172,097	$46,172,097
Total Investments: 104.7% (Cost: $746,443,828)		1,004,208,423
Liabilities in excess of other assets: (4.7)%		(45,126,403)
NET ASSETS: 100.0%		$959,082,020

Definitions:

ADR	American Depositary Receipt
AUD	Australia Dollar
CAD	Canadian Dollar
GBP	British Pound
NOK	Norwegian Krone
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $87,749,091.
Ø	Restricted Security – the aggregate value of restricted securities is $6,279,674, or 0.7% of net assets

Restricted securities held by the Fund as of December 31, 2022 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
FREYR Battery SA	07/06/2021	350,000	$3,500,000	$3,038,000	0.3%
Stem, Inc.	04/28/2021	362,000	3,620,000	3,241,674	0.4%
			$7,120,000	$6,279,674	0.7%

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Energy	39.8%	$380,875,492
Materials	37.2	356,093,638
Information Technology	6.0	57,659,897
Industrials	5.6	53,882,197
Consumer Staples	5.1	49,234,961
Utilities	1.6	15,249,883
Financials	0.4	4,285,418
Consumer Discretionary	0.2	1,770,680
Money Market Fund	4.1	38,984,160
	100.0%	$958,036,326

See Notes to Financial Statements

55

GLOBAL RESOURCES FUND

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$48,943,161	$—	$48,943,161
Brazil	27,258,911	4,650,805	—	31,909,716
British Virgin Islands	1,536,291	—	—	1,536,291
Canada	80,320,283	554,619	—	80,874,902
Finland	—	5,801,513	—	5,801,513
Italy	—	16,650,601	—	16,650,601
Netherlands	—	17,866,754	—	17,866,754
Norway	42,601,134	—	—	42,601,134
South Africa	14,138,358	27,270,935	—	41,409,293
Spain	—	12,944,829	—	12,944,829
Turkey	4,706,680	—	—	4,706,680
United Kingdom	20,826,959	—	—	20,826,959
United States	564,870,072	—	—	564,870,072
Zambia	27,750,944	—	—	27,750,944
Warrants *	359,317	—	—	359,317
Money Market Funds	85,156,257	—	—	85,156,257
Total Investments	$869,525,206	$134,683,217	$—	$1,004,208,423

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

56

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 97.6%
Australia: 18.4%
Bellevue Gold Ltd. *	35,927,763	$27,865,890
De Grey Mining Ltd. * †	10,771,722	9,486,253
Emerald Resources NL * †	8,103,636	6,553,743
Evolution Mining Ltd.	5,687,787	11,628,779
Northern Star Resources Ltd.	3,959,800	29,632,439
Predictive Discovery Ltd. *	82,421,400	10,128,994
Resolute Mining Ltd. * †	56,458,435	7,634,516
West African Resources Ltd. *	26,457,984	21,403,115
		124,333,729
Brazil: 4.8%
Wheaton Precious Metals Corp. (USD) †	838,791	32,779,952
Canada: 55.9%
Agnico Eagle Mines Ltd. (USD)	1,214,231	63,127,870
Alamos Gold, Inc. (USD)	3,160,223	31,949,855
B2Gold Corp. (USD) †	8,349,341	29,807,147
Barrick Gold Corp. (USD) †	2,281,600	39,197,888
Bear Creek Mining Corp. * ø	948,000	528,612
Benchmark Metals, Inc. * † ‡	10,463,099	3,052,381
Bonterra Resources, Inc. *	188,931	41,163
Franco-Nevada Corp. (USD)	430,700	58,781,936
G Mining Ventures Corp. *	10,281,966	5,239,702
G2 Goldfields Inc. (USD)	3,905,600	1,987,755
Galway Metals, Inc. * † ‡	15,905,370	2,643,064
Goldsource Mines, Inc. * † ‡	4,314,354	1,417,938
Kinross Gold Corp. (USD) †	7,826,418	32,010,050
Liberty Gold Corp. * ‡ ø	10,822,000	4,475,864
Liberty Gold Corp. * ‡	22,236,614	9,196,827
Lundin Gold, Inc.	475,100	4,642,225
Marathon Gold Corp. *	7,463,251	5,842,722
O3 Mining, Inc. * †	1,807,700	2,015,973
Orezone Gold Corp. * †	15,456,607	14,383,549
Osisko Gold Royalties Ltd. (USD) †	921,000	11,116,470
Osisko Mining, Inc. *	5,579,160	14,421,758
Probe Metals, Inc. *	3,434,223	3,221,169
Pure Gold Mining, Inc. ø	18,800,000	208,272
Pure Gold Mining, Inc. * ø	5,058,500	56,039
Reunion Gold Corp. *	31,274,320	9,701,045
Rhyolite Resources Ltd. * ø	4,112,000	455,539
Rio2 Ltd. *	8,374,056	1,206,012
Sabina Gold & Silver Corp. *	8,644,614	8,491,386
Silver Tiger Metals, Inc. * †	5,982,500	1,215,057
Skeena Resources Ltd. *	396,550	2,111,614
SSR Mining, Inc. (USD)	956,650	14,990,705
		377,537,587
Mexico: 2.4%
Fresnillo Plc (GBP)	640,091	6,993,755
GoGold Resources, Inc. (CAD) * †	3,120,018	5,000,324
GoGold Resources, Inc. (CAD) * ø	2,725,643	4,408,536
		16,402,615

	Number of Shares	Value
Turkey: 1.1%
Eldorado Gold Corp. (USD) * †	870,033	$7,273,476
United Kingdom: 6.5%
Endeavour Mining Plc (CAD) †	2,042,831	43,723,222
United States: 8.5%
Newmont Corp.	633,326	29,892,987
Royal Gold, Inc.	242,200	27,300,784
		57,193,771
Total Common Stocks (Cost: $444,126,841)		659,244,352

WARRANTS: 0.1%
Canada: 0.1%
Benchmark Metals, Inc., CAD 1.55, exp. 12/09/23 * ‡∞	639,000	2,151
Goldsource Mines, Inc., CAD 1.40, exp. 05/20/23 *∞	21,571,772	3,553
Marathon Gold Corp., CAD 1.10, exp. 09/19/24 *∞	635,000	156,884
Nighthawk Gold Corp., CAD 1.50, exp. 07/07/23 *∞	1,649,000	113
Reunion Gold Corp., CAD 0.39, exp. 07/06/24 *∞ ø	3,605,160	474,938
Total Warrants (Cost: $1,130,180)		637,639

MONEY MARKET FUND: 3.1% (Cost: $21,123,422)
Invesco Treasury Portfolio - Institutional Class	21,123,422	21,123,422
Total Investments Before Collateral for Securities Loaned: 100.8% (Cost: $466,380,443)		681,005,413

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES ON LOAN: 6.3%
Money Market Fund: 6.3% (Cost: $42,688,681)
State Street Navigator Securities Lending Government Money Market Portfolio	42,688,681	42,688,681
Total Investments: 107.1% (Cost: $509,069,124)		723,694,094
Liabilities in excess of other assets: (7.1)%		(47,899,420)
NET ASSETS: 100.0%		$675,794,674

See Notes to Financial Statements

57

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Definitions:

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

Footnotes:

*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $43,333,298.
ø	Restricted Security – the aggregate value of restricted securities is $10,607,801, or 1.6% of net assets
‡	Affiliated issuer – as defined under the Investment Company Act of 1940.
∞	Security is valued using pricing models and significant unobservable inputs that factor in volatility and discount for lack of marketability and is classified as Level 3 in the fair value hierarchy.

Restricted securities held by the Fund as of December 31, 2022 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets
Bear Creek Mining Corp.	08/15/2015	948,000	$2,865,267	$528,612	0.1%
GoGold Resources, Inc.	08/31/2020	2,725,643	2,002,864	4,408,536	0.6%
Liberty Gold Corp.	10/04/2021	10,822,000	5,138,855	4,475,864	0.7%
Pure Gold Mining, Inc.	05/21/2020	5,058,500	3,571,215	56,039	0.0%
Pure Gold Mining, Inc.	05/16/2022	18,800,000	2,194,296	208,272	0.0%
Reunion Gold Corp. *	06/15/2022	3,605,160	1,468,629	474,939	0.1%
Rhyolite Resources Ltd.	10/09/2021	4,112,000	2,846,122	455,539	0.1%
			$20,087,248	$10,607,801	1.6%

Footnotes:

*	Warrants

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Gold	92.7%	$630,798,410
Precious Metals & Minerals	2.1	14,985,434
Diversified Metals & Mining	1.2	7,882,766
Silver	0.9	6,215,381
Money Market Fund	3.1	21,123,422
	100.0%	$681,005,413

Transactions in securities of affiliates for the period ended December 31, 2022 were as follows:

	Value 12/31/2021	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/2022
Benchmark Metals, Inc.*	$105,649	$–	$–	$(753,118)	$–	$647,469	$–
Benchmark Metals, Inc.	7,842,134	945,510	–	–	–	(5,735,263)	3,052,381
Benchmark Metals, Inc.	1,025,370	–	(945,510)	–	–	(79,860)	–
Benchmark Metals, Inc.*	155,033	–	–	–	–	(152,882)	2,151
G Mining Ventures Corp.	6,746,537	–	–	–	–	(1,506,835)	–(a)
Galway Metals, Inc.	5,536,222	1,459,310	–	–	–	(4,352,468)	2,643,064
Goldsource Mines, Inc.	2,933,195	–	–	–	–	(1,515,258)	1,417,937
Liberty Gold Corp.	16,221,579	1,463,651	(302,659)	(237,142)	–	(7,948,602)	9,196,827
Liberty Gold Corp.ø	8,298,624	–	–	–	–	(3,822,760)	4,475,864
	$48,864,343	$3,868,471	$(1,248,169)	$(990,260)	$–	$(24,466,459)	$20,788,224

Footnotes:

See Notes to Financial Statements

58

*	Warrants
(a)	Security held by the Fund, however not classified as an affiliate at the end of the reporting period.
ø	Restricted Security.

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$124,333,729	$—	$124,333,729
Brazil	32,779,952	—	—	32,779,952
Canada	372,268,800	5,268,787	—	377,537,587
Mexico	5,000,324	11,402,291	—	16,402,615
Turkey	7,273,476	—	—	7,273,476
United Kingdom	43,723,222	—	—	43,723,222
United States	57,193,771	—	—	57,193,771
Warrants *	—	—	637,639	637,639
Money Market Funds	63,812,103	—	—	63,812,103
Total Investments	$582,051,648	$141,004,807	$637,639	$723,694,094

*	See Schedule of Investments for geographic sector breakouts.

See Notes to Financial Statements

59

VANECK MORNINGSTAR WIDE MOAT FUND

SCHEDULE OF INVESTMENTS

December 31, 2022

	Number of Shares	Value
COMMON STOCKS: 99.9%
Banks: 3.7%
US Bancorp	4,431	$193,236
Wells Fargo & Co.	8,865	366,036
		559,272
Capital Goods: 13.3%
3M Co.	3,097	371,392
Allegion plc	2,071	217,993
Boeing Co. *	2,394	456,033
Emerson Electric Co.	4,402	422,856
Masco Corp.	7,712	359,919
Rockwell Automation, Inc.	757	194,981
		2,023,174
Commercial & Professional Services: 4.8%
Equifax, Inc.	2,010	390,663
TransUnion	6,065	344,189
		734,852
Consumer Durables & Apparel: 2.4%
Polaris, Inc.	3,553	358,853
Diversified Financials: 7.8%
Berkshire Hathaway, Inc. *	631	194,916
BlackRock, Inc.	297	210,463
Intercontinental Exchange, Inc.	1,864	191,228
MarketAxess Holdings, Inc.	763	212,793
State Street Corp.	2,398	186,013
Tradeweb Markets, Inc.	2,999	194,725
		1,190,138
Food, Beverage & Tobacco: 1.2%
Kellogg Co.	2,612	186,079
Health Care Equipment & Services: 7.4%
Medtronic Plc	4,571	355,258
Veeva Systems, Inc. *	2,248	362,782
Zimmer Biomet Holdings, Inc.	3,164	403,410
		1,121,450
Materials: 4.8%
Ecolab, Inc.	2,485	361,716
International Flavors & Fragrances, Inc.	3,545	371,658
		733,374
Media & Entertainment: 9.3%
Alphabet, Inc. *	3,877	342,068
Comcast Corp.	10,976	383,831
Meta Platforms, Inc. *	2,965	356,808
Walt Disney Co. *	3,812	331,186
		1,413,893
	Number of Shares	Value
Pharmaceuticals, Biotechnology & Life Sciences: 4.4%
Biogen, Inc. *	1,550	$429,226
Gilead Sciences, Inc.	2,836	243,471
		672,697
Retailing: 7.0%
Amazon.com, Inc. *	3,681	309,204
Etsy, Inc. *	3,266	391,202
MercadoLibre, Inc. *	425	359,652
		1,060,058
Semiconductors & Semiconductor Equipment: 11.5%
Applied Materials, Inc.	2,062	200,798
KLA Corp.	547	206,235
Lam Research Corp.	886	372,386
Microchip Technology, Inc.	2,822	198,246
Monolithic Power Systems, Inc.	525	185,645
NVIDIA Corp.	1,395	203,865
Teradyne, Inc.	4,350	379,972
		1,747,147
Software & Services: 20.9%
Adobe, Inc. *	1,219	410,230
Fortinet, Inc. *	7,368	360,221
Guidewire Software, Inc. *	2,686	168,036
Microsoft Corp.	1,551	371,961
Salesforce, Inc. *	2,730	361,971
ServiceNow, Inc. *	934	362,644
Tyler Technologies, Inc. *	1,148	370,127
Western Union Co.	27,201	374,558
Workday, Inc. *	2,366	395,903
		3,175,651
Utilities: 1.4%
Dominion Energy, Inc.	3,327	204,012
Total Common Stocks (Cost: $15,961,406)		15,180,650

MONEY MARKET FUND: 0.2% (Cost: $34,429)
Invesco Treasury Portfolio - Institutional Class	34,429	34,429
Total Investments: 100.1% (Cost: $15,995,835)		15,215,079
Liabilities in excess of other assets: (0.1)%		(20,581)
NET ASSETS: 100.0%		$15,194,498

Footnotes:

*	Non-income producing

See Notes to Financial Statements

60

Summary of Investments by Sector Excluding Collateral for Securities Loaned	% of Investments	Value
Information Technology	32.4%	$4,922,798
Industrials	18.1	2,758,026
Health Care	11.8	1,794,147
Financials	11.5	1,749,410
Consumer Discretionary	9.4	1,418,911
Communication Services	9.3	1,413,893
Materials	4.8	733,374
Utilities	1.3	204,012
Consumer Staples	1.2	186,079
Money Market Fund	0.2	34,429
	100.0%	$15,215,079

The summary of inputs used to value the Fund’s investments as of December 31, 2022 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks *	$15,180,650	$—	$—	$15,180,650
Money Market Fund	34,429	—	—	34,429
Total Investments	$15,215,079	$—	$—	$15,215,079

*	See Schedule of Investments for industry sector breakouts.

See Notes to Financial Statements

61

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	CM Commodity Index Fund (a)	Emerging Markets Bond Fund	Emerging Markets Fund	Emerging Markets Leaders Fund
Assets:
Investments, at value (1) (2)	$574,769,122	$9,586,057	$924,397,806	$5,059,390
Short-term investments held as collateral for securities loaned (3)	1,533	53,698	4,691,740	133,459
Total return swap contracts, at value	5,094,896	—	—	—
Cash	1,724,121	116,128	3,656	—
Cash denominated in foreign currency, at value (4)	—	52,709	3,182,680	5,225
Receivables:
Investment securities sold	—	238,411	9,713,909	14,238
Shares of beneficial interest sold	1,801,419	3,853	1,580,730	—
Due from Adviser	—	11,116	—	23,358
Dividends and interest	97,268	220,627	2,253,496	9,549
Due from custodian	348,730	13,152	—	—
Prepaid expenses	22,723	3,933	52,060	3,833
Total assets	583,859,812	10,299,684	945,876,077	5,249,052
Liabilities:
Payables:
Investment securities purchased	—	309,807	—	—
Shares of beneficial interest redeemed	4,205,219	352,204	2,214,112	—
Collateral for securities loaned	1,533	53,698	4,691,740	133,459
Line of credit	—	—	11,255,066	—
Due to Adviser	59,445	—	414,975	—
Due to custodian	—	—	—	10,920
Due to Distributor	5,060	1,161	23,287	176
Deferred Trustee fees	317,290	12,706	1,167,113	640
Accrued expenses	281,844	85,473	3,997,303	96,626
Total liabilities	4,870,391	815,049	23,763,596	241,821
NET ASSETS	$578,989,421	$9,484,635	$922,112,481	$5,007,231
Net Assets consist of:
Aggregate paid in capital	$707,818,066	$44,350,261	$1,239,999,910	$6,056,512
Total distributable loss	(128,828,645)	(34,865,626)	(317,887,429)	(1,049,281)
NET ASSETS	$578,989,421	$9,484,635	$922,112,481	$5,007,231
(1) Value of securities on loan	$24,771,374	$146,590	$22,122,836	$127,707
(2) Cost of investments	$574,710,814	$9,855,007	$1,016,915,666	$5,745,416
(3) Cost of short-term investments held as collateral for securities loaned	$1,533	$53,698	$4,691,740	$133,459
(4) Cost of cash denominated in foreign currency	$—	$55,403	$2,817,003	$—

See Notes to Financials

62

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022 (continued)

	CM Commodity Index Fund (a)	Emerging Markets Bond Fund	Emerging Markets Fund	Emerging Markets Leaders Fund
Class A Shares:
Net Assets	$22,406,969	$5,146,425	$60,397,508	$831,157
Shares of beneficial interest outstanding	4,859,436	987,070	4,930,017	40,291
Net asset value and redemption price per share	$4.61	$5.21	$12.25	$20.63
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$4.89	$5.53	$13.00	$21.89
Class C Shares:
Net Assets	N/A	N/A	$11,394,724	N/A
Shares of beneficial interest outstanding	N/A	N/A	1,081,485	N/A
Net asset value and redemption price per share (Redemption may be subject to a contingent deferred sales charge within one year of ownership)	N/A	N/A	$10.54	N/A
Class I Shares:
Net Assets	$233,892,112	$2,128,535	$387,266,585	$1,670,709
Shares of beneficial interest outstanding	48,846,606	404,917	29,606,423	81,007
Net asset value and redemption price per share	$4.79	$5.26	$13.08	$20.62
Class Y Shares:
Net Assets	$322,690,340	$2,209,676	$389,887,063	$1,669,308
Shares of beneficial interest outstanding	67,720,099	419,824	31,173,431	80,936
Net asset value and redemption price per share	$4.77	$5.26	$12.51	$20.63
Class Z Shares:
Net Assets	N/A	N/A	$73,166,601	$836,057
Shares of beneficial interest outstanding	N/A	N/A	5,578,334	40,539
Net asset value and redemption price per share	N/A	N/A	$13.12	$20.62

(a)	Consolidated Statement of Assets and Liabilities

See Notes to Financials

63

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Environmental Sustainability Fund	Global Resources Fund	International Investors Gold Fund (a)	VanEck Morningstar Wide Moat Fund
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$3,960,895	$958,036,326	$660,217,189	$15,215,079
Affiliated issuers (3)	—	—	20,788,224	—
Short-term investments held as collateral for securities loaned (4)	186,478	46,172,097	42,688,681	—
Cash	—	481,363	65,875	862
Cash denominated in foreign currency, at value (5)	1,827	1,027,394	13,179	—
Receivables:
Investment securities sold	—	—	87,699	—
Shares of beneficial interest sold	—	1,594,779	3,089,137	2,408
Due from Adviser	30,240	—	—	9,471
Dividends and interest	4,233	623,911	121,595	14,248
Due from custodian	—	—	—	—
Prepaid expenses	3,823	38,516	45,876	3,945
Total assets	4,187,496	1,007,974,386	727,117,455	15,246,013
Liabilities:
Payables:
Investment securities purchased	—	—	6,732,109	—
Shares of beneficial interest redeemed	—	747,942	702,562	160
Collateral for securities loaned	186,478	46,172,097	42,688,681	—
Due to Adviser	—	568,522	330,642	—
Due to Distributor	176	41,904	82,317	—
Deferred Trustee fees	1,129	427,607	438,540	7,035
Accrued expenses	43,825	934,294	347,930	44,320
Total liabilities	231,608	48,892,366	51,322,781	51,515
NET ASSETS	$3,955,888	$959,082,020	$675,794,674	$15,194,498
Net Assets consist of:
Aggregate paid in capital	$5,422,662	$1,726,184,967	$902,446,391	$16,536,494
Total distributable loss	(1,466,774)	(767,102,947)	(226,651,717)	(1,341,996)
NET ASSETS	$3,955,888	$959,082,020	$675,794,674	$15,194,498
(1) Value of securities on loan	$330,482	$87,749,091	$43,333,298	$—
(2) Cost of investments - Unaffiliated issuers	$5,202,393	$700,271,731	$432,959,225	$15,995,835
(3) Cost of investments - Affiliated issuers	$—	$—	$33,421,218	$—
(4) Cost of short-term investments held as collateral for securities loaned	$186,478	$46,172,097	$42,688,681	$—
(5) Cost of cash denominated in foreign currency	$1,615	$1,036,315	$13,174	$—

See Notes to Financials

64

VANECK FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022 (continued)

	Environmental Sustainability Fund	Global Resources Fund	International Investors Gold Fund (a)	VanEck Morningstar Wide Moat Fund
Class A Shares:
Net Assets	$787,562	$139,833,730	$243,294,205	N/A
Shares of beneficial interest outstanding	43,566	3,392,400	27,382,110	N/A
Net asset value and redemption price per share	$18.08	$41.22	$8.89	N/A
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$19.18	$43.73	$9.43	N/A
Class C Shares:
Net Assets	N/A	$13,418,611	$35,592,316	N/A
Shares of beneficial interest outstanding	N/A	385,500	4,877,705	N/A
Net asset value and redemption price per share (Redemption may be subject to a contingent deferred sales charge within one year of ownership)	N/A	$34.81	$7.30	N/A
Class I Shares:
Net Assets	$1,687,049	$503,494,695	$155,671,771	$1,903,500
Shares of beneficial interest outstanding	93,189	11,619,047	12,656,802	73,145
Net asset value and redemption price per share	$18.10	$43.33	$12.30	$26.02
Class Y Shares:
Net Assets	$1,481,277	$302,334,984	$241,236,382	N/A
Shares of beneficial interest outstanding	81,873	7,188,074	26,251,632	N/A
Net asset value and redemption price per share	$18.09	$42.06	$9.19	N/A
Class Z Shares:
Net Assets	N/A	N/A	N/A	$13,290,998
Shares of beneficial interest outstanding	N/A	N/A	N/A	518,609
Net asset value and redemption price per share	N/A	N/A	N/A	$25.63

(a)	Consolidated Statement of Assets and Liabilities

See Notes to Financials

65

VANECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022

	CM Commodity Index Fund(a)	Emerging Markets Bond Fund		Emerging Markets Fund		Emerging Markets Leaders Fund(b)
Income:
Dividends - unaffiliated issuers	$437,671	$3,122		$33,275,908		$84,315
Interest	9,516,743	1,059,603		—		—
Securities lending income	179,446	2,026		281,563		843
Foreign taxes withheld	—	(13,605)		(3,501,165)		(10,887)
Total income	10,133,860	1,051,146		30,056,306		74,271
Expenses:
Management fees	5,482,985	97,787		10,272,610		32,178
Administration fees	—	—		3,424,203		—
Distribution fees – Class A	88,496	13,709		222,462		1,784
Distribution fees – Class C	—	—		158,224		—
Transfer agent fees – Class A	89,098	19,163		147,997		8,226
Transfer agent fees – Class C	—	—		34,725		—
Transfer agent fees – Class I	334,342	17,478		410,181		8,226
Transfer agent fees – Class Y	691,480	17,151		563,246		8,226
Transfer agent fees – Class Z	—	—		13,646		8,226
Custodian fees	28,322	23,324		551,530		15,724
Professional fees	80,279	59,907		50,895		71,480
Registration fees – Class A	19,084	16,062		12,973		11,326
Registration fees – Class C	—	—		15,868		—
Registration fees – Class I	27,337	16,704		3,718		11,326
Registration fees – Class Y	39,503	16,069		109,677		11,326
Registration fees – Class Z	—	—		15,801		11,326
Reports to shareholders	76,384	5,800		75,016		6,585
Insurance	31,956	5,955		88,498		2,767
Trustees’ fees and expenses	192,965	7,152		610,150		1,521
Interest	128	2,524		142,080		1,449
Other	22,315	1,240		22,855		5,000
Total expenses	7,204,674	320,025		16,946,355		216,696
Waiver of management fees	(2,156,029)	(97,787)		(1,817,800)		(32,178)
Expenses assumed by the Adviser	—	(85,801)		—		(141,604)
Net expenses	5,048,645	136,437		15,128,555		42,914
Net investment income	5,085,215	914,709		14,927,751		31,357
Net realized gain (loss) on:
Investments - unaffiliated issuers	(48,702)	(2,281,998	)(c)	(168,792,372	)(d)	(338,563	)(e)
Investments - affiliated issuers	—	—		(10,296,295)		—
Swap contracts	93,893,094	—		—		—
Forward foreign currency contracts	—	61,464		36,030		—
Foreign currency transactions and foreign denominated assets and liabilities	—	(51,439)		(1,611,104)		(822)
Net realized gain (loss)	93,844,392	(2,271,973)		(180,663,741)		(339,385)
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	49,380	58,254	(f)	(414,762,161	)(g)	(690,698	)(h)
Investments - affiliated issuers	—	—		28,330,526		—
Swap contracts	(983,287)	—		—		—
Foreign currency translations and foreign denominated assets and liabilities	—	1,405		378,572		5,957
Net change in unrealized appreciation (depreciation)	(933,907)	59,659		(386,053,063)		(684,741)
Net Increase (Decrease) in Net Assets Resulting from Operations	$97,995,700	$(1,297,605)		$(551,789,053)		$(992,769)

(a)	Consolidated Statement of Operations
(b)	For the period March 1, 2022 (commencement of operations) through December 31, 2022.
(c)	Net of foreign taxes of $2,293
(d)	Net of foreign taxes of $5,371,304

See Notes to Financial Statements

66

VANECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022 (continued)

(e)	Net of foreign taxes of $407
(f)	Net of foreign taxes of $139
(g)	Net of foreign taxes of $2,207,027
(h)	Net of foreign taxes of $4,672

See Notes to Financial Statements

67

VANECK FUNDS

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2022

	Environmental Sustainability Fund	Global Resources Fund	International Investors Gold Fund(a)	VanEck Morningstar Wide Moat Fund
Income:
Dividends - unaffiliated issuers	$47,522	$34,297,402	$14,297,736	$274,733
Securities lending income	19,424	693,345	143,097	204
Foreign taxes withheld	(4,133)	(1,172,595)	(1,440,447)	—
Total income	62,813	33,818,152	13,000,386	274,937
Expenses:
Management fees	32,493	9,585,474	5,378,333	75,893
Administration fees	—	—	1,881,463	—
Distribution fees – Class A	2,164	375,137	665,051	—
Distribution fees – Class C	—	138,492	419,528	—
Transfer agent fees – Class A	13,095	276,799	385,737	—
Transfer agent fees – Class C	—	36,688	66,701	—
Transfer agent fees – Class I	13,300	341,138	128,445	14,839
Transfer agent fees – Class Y	13,030	326,760	256,190	—
Transfer agent fees – Class Z	—	—	—	13,273
Custodian fees	8,754	34,745	40,564	15,961
Professional fees	77,696	76,541	64,323	62,906
Registration fees – Class A	8,877	21,015	38,798	—
Registration fees – Class C	—	14,024	18,568	—
Registration fees – Class I	10,140	13,184	12,926	18,414
Registration fees – Class Y	10,139	33,243	37,285	—
Registration fees – Class Z	—	—	—	18,714
Reports to shareholders	1,000	60,253	79,785	4,015
Insurance	2,757	32,950	35,092	5,854
Trustees’ fees and expenses	1,869	12,843	244,531	9,598
Interest	—	5,021	4,950	25
Other	5,627	17,597	1,402	1,876
Total expenses	200,941	11,401,904	9,759,672	241,368
Waiver of management fees	(32,493)	(927,930)	(194,811)	(75,893)
Expenses assumed by the Adviser	(123,060)	—	—	(79,489)
Net expenses	45,388	10,473,974	9,564,861	85,986
Net investment income	17,425	23,344,178	3,435,525	188,951
Net realized gain (loss) on:
Investments - unaffiliated issuers	(165,381)	52,355,498	(3,744,175)	661,455
Investments - affiliated issuers	—	—	(990,260)	—
Forward foreign currency contracts	—	—	23,841	—
Foreign currency transactions and foreign denominated assets and liabilities	(592)	(201,954)	(4,806)	—
Net realized gain (loss)	(165,973)	52,153,544	(4,715,400)	661,455
Net change in unrealized appreciation (depreciation) on:
Investments - unaffiliated issuers	(1,100,435)	(23,444,560)	(101,859,755)	(3,344,544)
Investments - affiliated issuers	—	—	(24,466,459)	—
Forward foreign currency contracts	—	—	—	—
Foreign currency translations and foreign denominated assets and liabilities	191	(7,536)	2,562	—
Net change in unrealized appreciation (depreciation)	(1,100,244)	(23,452,096)	(126,323,652)	(3,344,544)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,248,792)	$52,045,626	$(127,603,527)	$(2,494,138)

(a)	Consolidated Statement of Operations

See Notes to Financial Statements

68

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CM Commodity Index Fund (a)		Emerging Markets Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment income (loss)	$5,085,215	$(3,862,700)	$914,709	$1,343,534
Net realized gain (loss)	93,844,392	165,026,997	(2,271,973)	(1,115,798)
Net change in unrealized appreciation (depreciation)	(933,907)	(1,738,702)	59,659	(1,340,997)
Net increase (decrease) in net assets resulting from operations	97,995,700	159,425,595	(1,297,605)	(1,113,261)
Distributions to shareholders:
Distributable earnings
Class A	(4,828,828)	(5,800,616)	(184,430)	(249,486)
Class I	(55,538,881)	(61,767,261)	(171,838)	(615,619)
Class Y	(68,337,110)	(61,740,961)	(91,975)	(136,469)
	(128,704,819)	(129,308,838)	(448,243)	(1,001,574)
Return of capital
Class A	—	—	(208,178)	(85,588)
Class I	—	—	(154,015)	(210,943)
Class Y	—	—	(101,846)	(46,781)
	—	—	(464,039)	(343,312)
Total distributions	(128,704,819)	(129,308,838)	(912,282)	(1,344,886)
Share transactions:
Proceeds from sale of shares
Class A	25,110,916	21,478,801	545,660	758,458
Class I	99,368,090	138,696,288	192,609	5,268,185
Class Y	237,710,663	117,115,980	297,140	2,455,263
	362,189,669	277,291,069	1,035,409	8,481,906
Reinvestment of distributions
Class A	4,065,494	3,173,631	308,832	262,837
Class I	24,121,495	24,100,787	263,798	777,962
Class Y	66,044,100	59,931,059	190,797	180,507
	94,231,089	87,205,477	763,427	1,221,306
Cost of shares redeemed
Class A	(36,999,214)	(18,588,814)	(1,068,136)	(1,185,321)
Class I	(175,781,555)	(75,471,954)	(2,948,136)	(14,922,512)
Class Y	(290,311,209)	(68,523,320)	(1,322,466)	(1,641,988)
	(503,091,978)	(162,584,088)	(5,338,738)	(17,749,821)
Increase (decrease) in net assets resulting from share transactions	(46,671,220)	201,912,458	(3,539,902)	(8,046,609)
Total increase (decrease) in net assets	(77,380,339)	232,029,215	(5,749,789)	(10,504,756)
Net Assets, beginning of year	656,369,760	424,340,545	15,234,424	25,739,180
Net Assets, end of year	$578,989,421	$656,369,760	$9,484,635	$15,234,424

(a)	Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

69

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Emerging Markets Fund		Emerging Markets Leaders Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2022(a)

Operations:
Net investment income	$14,927,751	$5,300,002	$31,357
Net realized gain (loss)	(180,663,741)	220,359,167	(339,385)
Net change in unrealized appreciation (depreciation)	(386,053,063)	(561,338,176)	(684,741)
Net decrease in net assets resulting from operations	(551,789,053)	(335,679,007)	(992,769)
Distributions to shareholders:
Distributable earnings
Class A	(2,319,726)	(9,871,905)	(5,940)
Class C	(399,998)	(2,124,371)	—
Class I	(16,864,626)	(67,127,954)	(20,520)
Class Y	(17,221,674)	(84,065,845)	(19,072)
Class Z	(3,195,238)	(6,888,866)	(10,980)
Total distributions	(40,001,262)	(170,078,941)	(56,512)
Share transactions:
Proceeds from sale of shares
Class A	31,447,033	40,550,260	1,000,000
Class C	1,152,871	5,279,815	—
Class I	71,644,900	284,123,037	2,000,000
Class Y	257,934,890	335,031,324	2,000,000
Class Z	50,961,781	60,322,642	1,000,000
	413,141,475	725,307,078	6,000,000
Reinvestment of distributions
Class A	1,955,661	6,775,661	5,940
Class C	337,551	1,823,736	—
Class I	13,935,606	50,180,300	20,520
Class Y	12,566,128	61,262,882	19,072
Class Z	845,967	4,430,688	10,980
	29,640,913	124,473,267	56,512
Cost of shares redeemed
Class A	(65,968,668)	(45,869,125)	—
Class C	(7,689,042)	(9,634,234)	—
Class I	(362,791,632)	(387,481,276)	—
Class Y	(670,947,332)	(416,173,420)	—
Class Z	(23,739,288)	(53,990,808)	—
	(1,131,135,962)	(913,148,863)	—
Increase (decrease) in net assets resulting from share transactions	(688,353,574)	(63,368,518)	6,056,512
Total increase (decrease) in net assets	(1,280,143,889)	(569,126,466)	5,007,231
Net Assets, beginning of period	2,202,256,370	2,771,382,836	—
Net Assets, end of period	$922,112,481	$2,202,256,370	$5,007,231

(a)	For the period March 1, 2022 (commencement of operations) through December 31, 2022.

See Notes to Financial Statements

70

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Environmental Sustainability Fund		Global Resources Fund
	Year Ended December 31, 2022	Period Ended December 31, 2021(a)	Year Ended December 31, 2022	Year Ended December 31, 2021

Operations:
Net investment income (loss)	$17,425	$(13,216)	$23,344,178	$11,208,950
Net realized gain (loss)	(165,973)	(918)	52,153,544	60,228,673
Net change in unrealized appreciation (depreciation)	(1,100,244)	(141,063)	(23,452,096)	39,014,825
Net increase (decrease) in net assets resulting from operations	(1,248,792)	(155,197)	52,045,626	110,452,448
Distributions to shareholders:
Distributable earnings
Class A	(10,771)	—	(3,442,432)	(2,039,281)
Class C	—	—	(290,916)	(138,187)
Class I	(28,426)	—	(14,127,324)	(6,436,980)
Class Y	(23,653)	—	(8,140,878)	(3,587,055)
Total distributions	(62,850)	—	(26,001,550)	(12,201,503)
Share transactions:
Proceeds from sale of shares
Class A	83,343	1,022,249	35,153,850	57,098,992
Class C	—	—	4,128,658	7,043,962
Class I	69,278	2,223,400	202,012,496	87,147,555
Class Y	22,397	2,000,000	163,313,291	167,367,141
	175,018	5,245,649	404,608,295	318,657,650
Reinvestment of distributions
Class A	10,771	—	3,013,538	1,755,355
Class C	—	—	250,771	125,014
Class I	28,425	—	8,275,196	3,144,316
Class Y	23,653	—	6,440,327	3,023,564
	62,849	—	17,979,832	8,048,249
Cost of shares redeemed
Class A	(36,635)	—	(57,756,948)	(31,560,477)
Class C	—	—	(5,367,146)	(5,657,725)
Class I	(5,663)	(9,736)	(106,744,231)	(118,113,635)
Class Y	(8,755)	—	(103,339,965)	(82,448,228)
	(51,053)	(9,736)	(273,208,290)	(237,780,065)
Increase in net assets resulting from share transactions	186,814	5,235,913	149,379,837	88,925,834
Total increase (decrease) in net assets	(1,124,828)	5,080,716	175,423,913	187,176,779
Net Assets, beginning of period	5,080,716	—	783,658,107	596,481,328
Net Assets, end of period	$3,955,888	$5,080,716	$959,082,020	$783,658,107

(a)	For the period July 14, 2021 (commencement of operations) through December 31, 2021.

See Notes to Financial Statements

71

VANECK FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	International Investors Gold Fund (a)		VanEck Morningstar Wide Moat Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Operations:
Net investment income	$3,435,525	$1,296,012	$188,951	$197,423
Net realized gain (loss)	(4,715,400)	82,156,041	661,455	2,171,939
Net change in unrealized appreciation (depreciation)	(126,323,652)	(237,265,497)	(3,344,544)	865,496
Net increase (decrease) in net assets resulting from operations	(127,603,527)	(153,813,444)	(2,494,138)	3,234,858
Distributions to shareholders:
Distributable earnings
Class A	—	(18,511,931)	—	—
Class C	—	(3,578,843)	—	—
Class I	—	(9,223,996)	(317,856)	(463,559)
Class Y	—	(18,289,889)	—	—
Class Z	—	—	(1,392,066)	(1,730,676)
Total distributions	—	(49,604,659)	(1,709,922)	(2,194,235)
Share transactions:
Proceeds from sale of shares
Class A	49,069,654	63,057,794	—	—
Class C	5,527,125	10,072,112	—	—
Class I	65,767,172	45,839,033	3,076	541,543
Class Y	128,188,288	180,595,635	—	—
Class Z	—	—	1,704,261	2,405,227
	248,552,239	299,564,574	1,707,337	2,946,770
Reinvestment of distributions
Class A	—	16,652,577	—	—
Class C	—	3,442,380	—	—
Class I	—	9,082,987	317,856	463,559
Class Y	—	15,095,142	—	—
Class Z	—	—	1,392,066	1,730,676
	—	44,273,086	1,709,922	2,194,235
Cost of shares redeemed
Class A	(64,178,507)	(82,011,326)	—	—
Class C	(11,531,051)	(14,775,751)	—	—
Class I	(89,152,154)	(53,598,551)	(1,325,225)	(204,057)
Class Y	(140,237,775)	(189,871,204)	—	—
Class Z	—	—	(1,009,650)	(608,647)
	(305,099,487)	(340,256,832)	(2,334,875)	(812,704)
Increase (decrease) in net assets resulting from share transactions	(56,547,248)	3,580,828	1,082,384	4,328,301
Total increase (decrease) in net assets	(184,150,775)	(199,837,275)	(3,121,676)	5,368,924
Net Assets, beginning of year	859,945,449	1,059,782,724	18,316,174	12,947,250
Net Assets, end of year	$675,794,674	$859,945,449	$15,194,498	$18,316,174

(a)	Consolidated Statement of Changes in Net Assets

See Notes to Financial Statements

72

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$5.05	$4.66	$4.61	$4.29	$4.87
Net investment income (loss) (a)	0.02	(0.05)	(0.01)	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.74	1.57	0.06 (b)	0.30	(0.60)
Total from investment operations	0.76	1.52	0.05	0.36	(0.56)
Distributions from:
Net investment income	(1.20)	(1.13)	— (c)	(0.04)	(0.02)
Net asset value, end of year	$4.61	$5.05	$4.66	$4.61	$4.29
Total return (d)	15.29%	32.96%	1.11%	8.37%	(11.42)%

Ratios to average net assets
Gross expenses	1.36%	1.38%	1.41%	1.43%	1.39%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	0.39%	(0.91)%	(0.28)%	1.24%	0.88%
Supplemental data
Net assets, end of year (in millions)	$22	$31	$22	$27	$30
Portfolio turnover rate	—%	—%	—%	—%	—%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

73

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$5.20	$4.78	$4.71	$4.39	$4.98
Net investment income (loss) (a)	0.04	(0.04)	—	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.77	1.61	0.07 (b)	0.30	(0.61)
Total from investment operations	0.81	1.57	0.07	0.37	(0.55)
Distributions from:
Net investment income	(1.22)	(1.15)	— (c)	(0.05)	(0.04)
Net asset value, end of year	$4.79	$5.20	$4.78	$4.71	$4.39
Total return (d)	15.87%	33.07%	1.51%	8.55%	(11.13)%

Ratios to average net assets
Gross expenses	0.92%	0.90%	0.93%	0.97%	0.90%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	0.72%	(0.61)%	(0.10)%	1.50%	1.19%
Supplemental data
Net assets, end of year (in millions)	$234	$295	$193	$195	$214
Portfolio turnover rate	—%	—%	—%	—%	—%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

74

CM COMMODITY INDEX FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$5.18	$4.76	$4.70	$4.37	$4.96
Net investment income (loss) (a)	0.04	(0.04)	—	0.07	0.06
Net realized and unrealized gain (loss) on investments	0.77	1.61	0.06 (b)	0.31	(0.62)
Total from investment operations	0.81	1.57	0.06	0.38	(0.56)
Distributions from:
Net investment income	(1.22)	(1.15)	— (c)	(0.05)	(0.03)
Net asset value, end of year	$4.77	$5.18	$4.76	$4.70	$4.37
Total return (d)	15.87%	33.14%	1.30%	8.73%	(11.23)%

Ratios to average net assets
Gross expenses	1.00%	0.98%	1.03%	1.04%	1.12%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	0.70%	(0.64)%	—%	1.53%	1.14%
Supplemental data
Net assets, end of year (in millions)	$323	$330	$209	$247	$219
Portfolio turnover rate	—%	—%	—%	—%	—%

(a)	Calculated based upon average shares outstanding
(b)	The amount shown does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchase of shares in relation to fluctuating market values of the investments of the Fund.
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

75

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$6.07	$6.67	$6.44	$6.15	$7.00
Net investment income (a)	0.39	0.31	0.39	0.47	0.38
Net realized and unrealized gain (loss) on investments	(0.87)	(0.60)	0.26	0.28	(0.81)
Total from investment operations	(0.48)	(0.29)	0.65	0.75	(0.43)
Distributions from:
Net investment income	(0.19)	(0.23)	(0.31)	(0.40)	—
Return of capital	(0.19)	(0.08)	(0.11)	(0.06)	(0.42)
Total distributions	(0.38)	(0.31)	(0.42)	(0.46)	(0.42)
Net asset value, end of year	$5.21	$6.07	$6.67	$6.44	$6.15
Total return (b)	(7.73)%	(4.43)%	11.24%	12.61%	(6.39)%

Ratios to average net assets
Gross expenses	2.55%	2.33%	2.30%	2.69%	2.05%
Net expenses	1.27%	1.28%	1.25%	1.26%	1.26%
Net expenses excluding interest	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	7.32%	4.81%	6.40%	7.37%	5.78%
Supplemental data
Net assets, end of year (in millions)	$5	$6	$7	$5	$5
Portfolio turnover rate	322%	218%	253%	302%	269%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

76

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$6.15	$6.77	$6.53	$6.25	$7.13
Net investment income (a)	0.42	0.33	0.45	0.53	0.40
Net realized and unrealized gain (loss) on investments	(0.88)	(0.61)	0.23	0.27	(0.83)
Total from investment operations	(0.46)	(0.28)	0.68	0.80	(0.43)
Distributions from:
Net investment income	(0.21)	(0.25)	(0.32)	(0.45)	—
Return of capital	(0.22)	(0.09)	(0.12)	(0.07)	(0.45)
Total distributions	(0.43)	(0.34)	(0.44)	(0.52)	(0.45)
Net asset value, end of year	$5.26	$6.15	$6.77	$6.53	$6.25
Total return (b)	(7.21)%	(4.30)%	11.60%	13.09%	(6.21)%

Ratios to average net assets
Gross expenses	2.51%	1.74%	1.73%	2.18%	1.33%
Net expenses	0.97%	0.96%	0.95%	0.96%	0.96%
Net expenses excluding interest	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	7.69%	5.01%	7.31%	8.27%	5.91%
Supplemental data
Net assets, end of year (in millions)	$2	$6	$16	$18	$10
Portfolio turnover rate	322%	218%	253%	302%	269%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

77

EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$6.12	$6.73	$6.49	$6.23	$7.10
Net investment income (a)	0.40	0.32	0.46	0.47	0.39
Net realized and unrealized gain (loss) on investments	(0.87)	(0.60)	0.22	0.32	(0.82)
Total from investment operations	(0.47)	(0.28)	0.68	0.79	(0.43)
Distributions from:
Net investment income	(0.19)	(0.25)	(0.32)	(0.46)	—
Return of capital	(0.20)	(0.08)	(0.12)	(0.07)	(0.44)
Total distributions	(0.39)	(0.33)	(0.44)	(0.53)	(0.44)
Net asset value, end of year	$5.26	$6.12	$6.73	$6.49	$6.23
Total return (b)	(7.44)%	(4.33)%	11.59%	13.05%	(6.30)%

Ratios to average net assets
Gross expenses	2.91%	2.51%	2.78%	2.60%	1.65%
Net expenses	1.02%	1.03%	1.00%	1.02%	1.01%
Net expenses excluding interest	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	7.51%	4.99%	7.42%	7.34%	5.83%
Supplemental data
Net assets, end of year (in millions)	$2	$3	$3	$3	$5
Portfolio turnover rate	322%	218%	253%	302%	269%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

78

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$17.02	$20.96	$18.03	$14.14	$18.44
Net investment income (loss) (a)	0.09	(0.04)	(0.08)	0.31	0.03
Net realized and unrealized gain (loss) on investments	(4.39)	(2.52)	3.04	3.86	(4.33)
Total from investment operations	(4.30)	(2.56)	2.96	4.17	(4.30)
Distributions from:
Net investment income	(0.47)	—	(0.03)	(0.28)	— (b)
Net realized capital gains	—	(1.38)	—	—	—
Total distributions	(0.47)	(1.38)	(0.03)	(0.28)	—
Net asset value, end of year	$12.25	$17.02	$20.96	$18.03	$14.14
Total return (c)	(25.23)%	(12.15)%	16.43%	29.52%	(23.30)%

Ratios to average net assets
Expenses	1.54%	1.45%	1.47%	1.53%	1.50%
Expenses excluding interest	1.53%	1.45%	1.47%	1.53%	1.50%
Net investment income (loss)	0.65%	(0.19)%	(0.47)%	1.86%	0.17%
Supplemental data
Net assets, end of year (in millions)	$60	$130	$157	$138	$118
Portfolio turnover rate	11%	38%	30%	24%	39%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

79

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.70	$18.47	$16.02	$12.60	$16.55
Net investment income (loss) (a)	(0.03)	(0.18)	(0.19)	0.16	(0.09)
Net realized and unrealized gain (loss) on investments	(3.77)	(2.21)	2.67	3.43	(3.86)
Total from investment operations	(3.80)	(2.39)	2.48	3.59	(3.95)
Distributions from:
Net investment income	(0.36)	—	(0.03)	(0.17)	—
Net realized capital gains	—	(1.38)	—	—	—
Total distributions	(0.36)	(1.38)	(0.03)	(0.17)	—
Net asset value, end of year	$10.54	$14.70	$18.47	$16.02	$12.60
Total return (b)	(25.82)%	(12.87)%	15.49%	28.51%	(23.87)%

Ratios to average net assets
Expenses	2.43%	2.25%	2.27%	2.32%	2.27%
Expenses excluding interest	2.42%	2.25%	2.27%	2.32%	2.27%
Net investment income (loss)	(0.25)%	(0.98)%	(1.25)%	1.12%	(0.57)%
Supplemental data
Net assets, end of year (in millions)	$11	$24	$33	$37	$30
Portfolio turnover rate	11%	38%	30%	24%	39%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

80

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$18.16	$22.21	$19.01	$14.90	$19.46
Net investment income (a)	0.17	0.06	— (b)	0.43	0.12
Net realized and unrealized gain (loss) on investments	(4.68)	(2.69)	3.23	4.05	(4.58)
Total from investment operations	(4.51)	(2.63)	3.23	4.48	(4.46)
Distributions from:
Net investment income	(0.57)	(0.04)	(0.03)	(0.37)	(0.10)
Net realized capital gains	—	(1.38)	—	—	—
Total distributions	(0.57)	(1.42)	(0.03)	(0.37)	(0.10)
Net asset value, end of year	$13.08	$18.16	$22.21	$19.01	$14.90
Total return (c)	(24.81)%	(11.76)%	17.00%	30.11%	(22.88)%

Ratios to average net assets
Gross expenses	1.19%	1.14%	1.12%	1.16%	1.14%
Net expenses	1.01%	1.00%	1.00%	1.00%	1.00%
Net expenses excluding interest	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss)	1.17%	0.28%	(0.02)%	2.46%	0.68%
Supplemental data
Net assets, end of year (in millions)	$387	$900	$1,158	$804	$575
Portfolio turnover rate	11%	38%	30%	24%	39%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and shareholder transactions. returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

81

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$17.39	$21.33	$18.28	$14.33	$18.73
Net investment income (loss) (a)	0.15	0.03	(0.02)	0.39	0.10
Net realized and unrealized gain (loss) on investments	(4.48)	(2.57)	3.10	3.92	(4.41)
Total from investment operations	(4.33)	(2.54)	3.08	4.31	(4.31)
Distributions from:
Net investment income	(0.55)	(0.02)	(0.03)	(0.36)	(0.09)
Net realized capital gains	—	(1.38)	—	—	—
Total distributions	(0.55)	(1.40)	(0.03)	(0.36)	(0.09)
Net asset value, end of year	$12.51	$17.39	$21.33	$18.28	$14.33
Total return (b)	(24.87)%	(11.84)%	16.86%	30.07%	(23.03)%

Ratios to average net assets
Gross expenses	1.21%	1.13%	1.14%	1.18%	1.16%
Net expenses	1.11%	1.10%	1.10%	1.10%	1.10%
Net expenses excluding interest	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss)	1.10%	0.16%	(0.10)%	2.32%	0.59%
Supplemental data
Net assets, end of year (in millions)	$390	$1,086	$1,350	$1,287	$907
Portfolio turnover rate	11%	38%	30%	24%	39%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

82

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z
	Year Ended December 31,			Period Ended December
	2022	2021	2020	31, 2019 (a)

Net asset value, beginning of period	$18.19	$22.25	$19.03	$18.08
Net investment income (loss) (b)	0.17	0.07	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(4.67)	(2.69)	3.27	1.34
Total from investment operations	(4.50)	(2.62)	3.25	1.32
Distributions from:
Net investment income	(0.57)	(0.06)	(0.03)	(0.37)
Net realized capital gains	—	(1.38)	—	—
Total distributions	(0.57)	(1.44)	(0.03)	(0.37)
Net asset value, end of period	$13.12	$18.19	$22.25	$19.03
Total return (c)	(24.69)%	(11.71)%	17.09%	7.29	%(d)

Ratios to average net assets
Gross expenses	1.17%	1.08%	1.13%	1.31	%(e)
Net expenses	0.91%	0.90%	0.90%	0.90	%(e)
Net expenses excluding interest	0.90%	0.90%	0.90%	0.90	%(e)
Net investment income (loss)	1.26%	0.33%	(0.12)%	(0.27	)%(e)
Supplemental data
Net assets, end of period (in millions)	$73	$63	$74	$6
Portfolio turnover rate	11%	38%	30%	24	%(d)

(a)	For the period September 16, 2019 (commencement of operations) through December 31, 2019.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

83

EMERGING MARKETS LEADERS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Period Ended December 31, 2022(a)

Net asset value, beginning of period	$25.00
Net investment income (b)	0.04
Net realized and unrealized (loss) on investments	(4.26)
Total from investment operations	(4.22)
Distributions from:
Net investment income	(0.15)
Net asset value, end of period	$20.63
Total return (c)	(16.88	)%(d)

Ratios to average net assets
Gross expenses	6.18	%(e)
Net expenses	1.48	%(e)
Net expenses excluding interest	1.45	%(e)
Net investment income	0.25	%(e)
Supplemental data
Net assets, end of period (in millions)	$1
Portfolio turnover rate	19	%(d)

(a)	For the period March 1, 2022 (commencement of operations) through December 31, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

84

EMERGING MARKETS LEADERS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Period Ended December 31, 2022(a)

Net asset value, beginning of period	$25.00
Net investment income (b)	0.15
Net realized and unrealized (loss) on investments	(4.27)
Total from investment operations	(4.12)
Distributions from:
Net investment income	(0.26)
Net asset value, end of period	$20.62
Total return (c)	(16.48	)%(d)

Ratios to average net assets
Gross expenses	4.55	%(e)
Net expenses	0.88	%(e)
Net expenses excluding interest	0.85	%(e)
Net investment income	0.85	%(e)
Supplemental data
Net assets, end of period (in millions)	$2
Portfolio turnover rate	19	%(d)

(a)	For the period March 1, 2022 (commencement of operations) through December 31, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

85

EMERGING MARKETS LEADERS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Period Ended December 31, 2022(a)

Net asset value, beginning of period	$25.00
Net investment income (b)	0.13
Net realized and unrealized (loss) on investments	(4.26)
Total from investment operations	(4.13)
Distributions from:
Net investment income	(0.24)
Net asset value, end of period	$20.63
Total return (c)	(16.51	)%(d)

Ratios to average net assets
Gross expenses	4.55	%(e)
Net expenses	0.98	%(e)
Net expenses excluding interest	0.95	%(e)
Net investment income	0.75	%(e)
Supplemental data
Net assets, end of period (in millions)	$2
Portfolio turnover rate	19	%(d)

(a)	For the period March 1, 2022 (commencement of operations) through December 31, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

86

EMERGING MARKETS LEADERS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z
	Period Ended December 31, 2022(a)

Net asset value, beginning of period	$25.00
Net investment income (b)	0.17
Net realized and unrealized (loss) on investments	(4.28)
Total from investment operations	(4.11)
Distributions from:
Net investment income	(0.27)
Net asset value, end of period	$20.62
Total return (c)	(16.41	)%(d)

Ratios to average net assets
Gross expenses	5.92	%(e)
Net expenses	0.78	%(e)
Net expenses excluding interest	0.75	%(e)
Net investment income	0.95	%(e)
Supplemental data
Net assets, end of period (in millions)	$1
Portfolio turnover rate	19	%(d)

(a)	For the period March 1, 2022 (commencement of operations) through December 31, 2022.
(b)	Calculated based upon average shares outstanding
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	Not Annualized
(e)	Annualized

See Notes to Financial Statements

87

ENVIRONMENTAL SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31, 2022	Period Ended December 31, 2021(a)

Net asset value, beginning of period	$24.24	$25.00
Net investment income (loss) (b)	0.04	(0.09)
Net realized and unrealized (loss) on investments	(5.95)	(0.67)
Total from investment operations	(5.91)	(0.76)
Distributions from:
Net investment income	(0.25)	—
Net realized capital gains	— (c)	—
Total distributions	(0.25)	—
Net asset value, end of period	$18.08	$24.24
Total return (d)	(24.42)%	(3.04	)%(e)

Ratios to average net assets
Gross expenses	5.79%	6.68	%(f)
Net expenses	1.25%	1.26	%(f)
Net expenses excluding interest	1.25%	1.25	%(f)
Net investment income (loss)	0.20%	(0.76	)%(f)
Supplemental data
Net assets, end of period (in millions)	$1	$1
Portfolio turnover rate	14%	—	%(e)

(a)	For the period July 14, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

88

ENVIRONMENTAL SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31, 2022	Period Ended December 31, 2021(a)

Net asset value, beginning of period	$24.28	$25.00
Net investment income (loss) (b)	0.10	(0.05)
Net realized and unrealized (loss) on investments	(5.97)	(0.67)
Total from investment operations	(5.87)	(0.72)
Distributions from:
Net investment income	(0.31)	—
Net realized capital gains	— (c)	—
Total distributions	(0.31)	—
Net asset value, end of period	$18.10	$24.28
Total return (d)	(24.23)%	(2.88	)%(e)

Ratios to average net assets
Gross expenses	4.29%	5.45	%(f)
Net expenses	0.95%	0.96	%(f)
Net expenses excluding interest	0.95%	0.95	%(f)
Net investment income (loss)	0.50%	(0.46	)%(f)
Supplemental data
Net assets, end of period (in millions)	$2	$2
Portfolio turnover rate	14%	—	%(e)

(a)	For the period July 14, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

89

ENVIRONMENTAL SUSTAINABILITY FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31, 2022	Period Ended December 31, 2021(a)

Net asset value, beginning of period	$24.27	$25.00
Net investment income (loss) (b)	0.08	(0.07)
Net realized and unrealized (loss) on investments	(5.97)	(0.66)
Total from investment operations	(5.89)	(0.73)
Distributions from:
Net investment income	(0.29)	—
Net realized capital gains	— (c)	—
Total distributions	(0.29)	—
Net asset value, end of period	$18.09	$24.27
Total return (d)	(24.30)%	(2.92	)%(e)

Ratios to average net assets
Gross expenses	4.42%	5.45	%(f)
Net expenses	1.05%	1.06	%(f)
Net expenses excluding interest	1.05%	1.05	%(f)
Net investment income (loss)	0.40%	(0.56	)%(f)
Supplemental data
Net assets, end of period (in millions)	$1	$2
Portfolio turnover rate	14%	—	%(e)

(a)	For the period July 14, 2021 (commencement of operations) through December 31, 2021.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share.
(d)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(e)	Not Annualized
(f)	Annualized

See Notes to Financial Statements

90

GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$39.21	$33.51	$28.39	$25.66	$36.32
Net investment income (loss) (a)	0.89	0.50	0.13	0.17	(0.05)
Net realized and unrealized gain (loss) on investments	2.16	5.73	5.17	2.81	(10.61)
Total from investment operations	3.05	6.23	5.30	2.98	(10.66)
Distributions from:
Net investment income	(1.04)	(0.53)	(0.18)	(0.25)	—
Net asset value, end of year	$41.22	$39.21	$33.51	$28.39	$25.66
Total return (b)	7.74%	18.61%	18.68%	11.64%	(29.35)%

Ratios to average net assets
Gross expenses	1.47%	1.48%	1.62%	1.60%	1.59%
Net expenses	1.38%	1.38%	1.38%	1.38%	1.38%
Net investment income (loss)	2.08%	1.29%	0.53%	0.63%	(0.15)%
Supplemental data
Net assets, end of year (in millions)	$140	$152	$106	$118	$194
Portfolio turnover rate	34%	28%	37%	33%	16%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

91

GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$33.28	$28.57	$24.27	$21.93	$31.28
Net investment income (loss) (a)	0.46	0.15	(0.06)	(0.05)	(0.29)
Net realized and unrealized gain (loss) on investments	1.84	4.90	4.36	2.39	(9.06)
Total from investment operations	2.30	5.05	4.30	2.34	(9.35)
Distributions from:
Net investment income	(0.77)	(0.34)	—	—	—
Net asset value, end of year	$34.81	$33.28	$28.57	$24.27	$21.93
Total return (b)	6.88%	17.67%	17.72%	10.67%	(29.89)%

Ratios to average net assets
Gross expenses	2.39%	2.52%	2.65%	2.44%	2.32%
Net expenses	2.20%	2.20%	2.20%	2.20%	2.20%
Net investment income (loss)	1.28%	0.45%	(0.27)%	(0.19)%	(0.98)%
Supplemental data
Net assets, end of year (in millions)	$13	$14	$11	$13	$24
Portfolio turnover rate	34%	28%	37%	33%	16%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

92

GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$41.17	$35.15	$29.74	$26.94	$38.10
Net investment income (a)	1.17	0.67	0.26	0.30	0.10
Net realized and unrealized gain (loss) on investments	2.23	6.04	5.45	2.94	(11.17)
Total from investment operations	3.40	6.71	5.71	3.24	(11.07)
Distributions from:
Net investment income	(1.24)	(0.69)	(0.30)	(0.44)	(0.08)
Return of capital	—	—	—	—	(0.01)
Total distributions	(1.24)	(0.69)	(0.30)	(0.44)	(0.09)
Net asset value, end of year	$43.33	$41.17	$35.15	$29.74	$26.94
Total return (b)	8.19%	19.12%	19.23%	12.06%	(29.04)%

Ratios to average net assets
Gross expenses	1.10%	1.11%	1.14%	1.09%	1.06%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	2.60%	1.66%	0.98%	1.05%	0.29%
Supplemental data
Net assets, end of year (in millions)	$503	$386	$358	$460	$945
Portfolio turnover rate	34%	28%	37%	33%	16%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

93

GLOBAL RESOURCES FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$40.00	$34.17	$28.93	$26.19	$37.01
Net investment income (a)	1.05	0.62	0.20	0.24	0.04
Net realized and unrealized gain (loss) on investments	2.17	5.83	5.29	2.87	(10.84)
Total from investment operations	3.22	6.45	5.49	3.11	(10.80)
Distributions from:
Net investment income	(1.16)	(0.62)	(0.25)	(0.37)	(0.02)
Return of capital	—	—	—	—	— (b)
Total distributions	(1.16)	(0.62)	(0.25)	(0.37)	(0.02)
Net asset value, end of year	$42.06	$40.00	$34.17	$28.93	$26.19
Total return (c)	7.99%	18.92%	18.99%	11.88%	(29.17)%

Ratios to average net assets
Gross expenses	1.14%	1.18%	1.29%	1.24%	1.20%
Net expenses	1.13%	1.13%	1.13%	1.13%	1.13%
Net investment income	2.41%	1.56%	0.76%	0.85%	0.11%
Supplemental data
Net assets, end of year (in millions)	$302	$231	$122	$115	$167
Portfolio turnover rate	34%	28%	37%	33%	16%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

94

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of year	$10.32		$12.82		$10.16	$7.65	$9.38
Net investment income (loss) (a)	0.03		—	(b)	(0.06)	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	(1.46)		(1.84)		4.22	2.94	(1.47)
Total from investment operations	(1.43)		(1.84)		4.16	2.88	(1.51)
Distributions from:
Net investment income	—		(0.66)		(1.50)	(0.37)	(0.22)
Net asset value, end of year	$8.89		$10.32		$12.82	$10.16	$7.65
Total return (c)	(13.86)%		(14.22)%		41.39%	38.03%	(15.99)%

Ratios to average net assets
Gross expenses	1.42	%(d)	1.34	%(d)	1.34%	1.49%	1.47%
Net expenses	1.42	%(d)	1.34	%(d)	1.34%	1.45%	1.45%
Net investment income (loss)	0.28	%(d)	—	%(d)	(0.45)%	(0.63)%	(0.51)%
Supplemental data
Net assets, end of year (in millions)	$243		$302		$378	$277	$200
Portfolio turnover rate	39%		23%		32%	21%	35%

(a)	Calculated based upon average shares outstanding
(b)	Amount represents less than $0.005 per share.
(c)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(d)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

95

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of year	$8.54		$10.83		$8.77	$6.64	$8.25
Net investment loss (a)	(0.04)		(0.08)		(0.13)	(0.11)	(0.09)
Net realized and unrealized gain (loss) on investments	(1.20)		(1.55)		3.62	2.55	(1.30)
Total from investment operations	(1.24)		(1.63)		3.49	2.44	(1.39)
Distributions from:
Net investment income	—		(0.66)		(1.43)	(0.31)	(0.22)
Net asset value, end of year	$7.30		$8.54		$10.83	$8.77	$6.64
Total return (b)	(14.52)%		(14.89)%		40.31%	37.12%	(16.73)%

Ratios to average net assets
Gross expenses	2.21	%(c)	2.13	%(c)	2.12%	2.31%	2.27%
Net expenses	2.20	%(c)	2.13	%(c)	2.12%	2.20%	2.20%
Net investment loss	(0.51	)%(c)	(0.79	)%(c)	(1.21)%	(1.36)%	(1.25)%
Supplemental data
Net assets, end of year (in millions)	$36		$49		$63	$38	$32
Portfolio turnover rate	39%		23%		32%	21%	35%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

96

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of year	$14.22		$17.31		$13.32	$9.93	$12.05
Net investment income (loss) (a)	0.09		0.05		(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	(2.01)		(2.48)		5.55	3.82	(1.89)
Total from investment operations	(1.92)		(2.43)		5.53	3.80	(1.90)
Distributions from:
Net investment income	—		(0.66)		(1.54)	(0.41)	(0.22)
Net asset value, end of year	$12.30		$14.22		$17.31	$13.32	$9.93
Total return (b)	(13.50)%		(13.94)%		41.88%	38.61%	(15.69)%

Ratios to average net assets
Gross expenses	1.09	%(c)	1.03	%(c)	1.02%	1.09%	1.06%
Net expenses	1.00	%(c)	1.00	%(c)	1.00%	1.00%	1.00%
Net investment income (loss)	0.70	%(c)	0.34	%(c)	(0.12)%	(0.16)%	(0.06)%
Supplemental data
Net assets, end of year (in millions)	$156		$203		$244	$236	$244
Portfolio turnover rate	39%		23%		32%	21%	35%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

97

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2022		2021		2020	2019	2018

Net asset value, beginning of year	$10.64		$13.15		$10.40	$7.82	$9.55
Net investment income (loss) (a)	0.06		0.03		(0.02)	(0.03)	(0.01)
Net realized and unrealized gain (loss) on investments	(1.51)		(1.88)		4.31	3.01	(1.50)
Total from investment operations	(1.45)		(1.85)		4.29	2.98	(1.51)
Distributions from:
Net investment income	—		(0.66)		(1.54)	(0.40)	(0.22)
Net asset value, end of year	$9.19		$10.64		$13.15	$10.40	$7.82
Total return (b)	(13.63)%		(13.94)%		41.68%	38.52%	(15.71)%

Ratios to average net assets
Gross expenses	1.11	%(c)	1.06	%(c)	1.05%	1.17%	1.18%
Net expenses	1.10	%(c)	1.06	%(c)	1.05%	1.10%	1.10%
Net investment income (loss)	0.59	%(c)	0.29	%(c)	(0.12)%	(0.29)%	(0.17)%
Supplemental data
Net assets, end of year (in millions)	$241		$306		$375	$176	$106
Portfolio turnover rate	39%		23%		32%	21%	35%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.
(c)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investment in underlying funds.

See Notes to Financial Statements

98

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$33.51	$30.70	$29.13	$23.94	$26.63
Net investment income (a)	0.31	0.40	0.47	0.49	0.49
Net realized and unrealized gain (loss) on investments	(4.82)	6.92	3.63	7.86	(0.91)
Total from investment operations	(4.51)	7.32	4.10	8.35	(0.42)
Distributions from:
Net investment income	(0.30)	(0.38)	(0.48)	(0.46)	(0.48)
Net realized capital gains	(2.68)	(4.13)	(2.05)	(2.70)	(1.79)
Total distributions	(2.98)	(4.51)	(2.53)	(3.16)	(2.27)
Net asset value, end of year	$26.02	$33.51	$30.70	$29.13	$23.94
Total return (b)	(13.63)%	24.04%	14.18%	34.80%	(1.30)%

Ratios to average net assets
Gross expenses	2.04%	2.26%	4.28%	5.21%	3.42%
Net expenses	0.59%	0.59%	0.59%	0.59%	0.59%
Net investment income	1.03%	1.13%	1.65%	1.72%	1.79%
Supplemental data
Net assets, end of year (in millions)	$2	$4	$3	$1	$1
Portfolio turnover rate	72%	59%	64%	108%	76%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

99

VANECK MORNINGSTAR WIDE MOAT FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Z
	Year Ended December 31,
	2022	2021	2020	2019	2018

Net asset value, beginning of year	$33.04	$30.32	$28.76	$23.95	$26.63
Net investment income (a)	0.34	0.44	0.49	0.52	0.50
Net realized and unrealized gain (loss) on investments	(4.75)	6.82	3.59	7.89	(0.90)
Total from investment operations	(4.41)	7.26	4.08	8.41	(0.40)
Distributions from:
Net investment income	(0.32)	(0.41)	(0.47)	(0.90)	(0.49)
Net realized capital gains	(2.68)	(4.13)	(2.05)	(2.70)	(1.79)
Total distributions	(3.00)	(4.54)	(2.52)	(3.60)	(2.28)
Net asset value, end of year	$25.63	$33.04	$30.32	$28.76	$23.95
Total return (b)	(13.52)%	24.15%	14.31%	35.02%	(1.22)%

Ratios to average net assets
Gross expenses	1.28%	1.59%	2.48%	3.02%	2.16%
Net expenses	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income	1.14%	1.23%	1.74%	1.83%	1.90%
Supplemental data
Net assets, end of year (in millions)	$13	$15	$10	$8	$5
Portfolio turnover rate	72%	59%	64%	108%	76%

(a)	Calculated based upon average shares outstanding
(b)	Returns include adjustments in accordance with U.S. Generally Accepted Accounting Principles. Net asset values and returns for financial reporting purposes may differ from those for shareholder transactions.

See Notes to Financial Statements

100

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2022

Note 1—Fund Organization—VanEck Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. These financial statements relate to the investment portfolios listed in the diversification table below (each a “Fund” and, collectively, the “Funds”).

Fund	Diversification Classification

CM Commodity Index Fund	Diversified
Emerging Markets Bond Fund	Non-Diversified
Emerging Markets Fund	Diversified
Emerging Markets Leaders Fund	Non-Diversified
Environmental Sustainability Fund	Non-Diversified
Global Resources Fund	Diversified
International Investors Gold Fund	Non-Diversified
VanEck Morningstar Wide Moat Fund	Diversified

The CM Commodity Index Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Emerging Markets Bond Fund seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. The Emerging Markets Fund and Emerging Markets Leaders Fund seek long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Environmental Sustainability Fund seeks long-term capital appreciation by investing primarily in equity securities of companies operating in environmental sustainability markets. The Global Resources Fund seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. The VanEck Morningstar Wide Moat Fund seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the Morningstar Wide Moat Focus Index.

Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I, Y and Z Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and follow accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946, Financial Services-Investment Companies.

The following summarizes the Funds’ significant accounting policies.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges are valued at the closing price on the markets in which the securities trade. Securities traded on the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the NASDAQ official closing price. Over-the-counter securities not included on NASDAQ and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based
101

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Funds are open. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term debt securities with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Private investments in public equity are valued based on the underlying stock price and may consider the volatility of the underlying stock price as a significant unobservable input in fair value measurement. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Open-end mutual fund investments (including money market funds) are valued at their net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. The Board of Trustees (“Trustees”) has designated Van Eck Associates Corporation (“VEAC”) and Van Eck Absolute Return Advisers Corporation (“VEARA”) (VEAC and VEARA collectively referred to as the “Adviser”) as valuation designee under Rule 2a-5 to perform the Funds’ fair value determinations, subject to board oversight and certain reporting and other requirements. The Adviser has adopted policies and procedures reasonably designed to comply with the requirements of Rule 2a-5. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments or other assets. If market quotations for a security or other asset are not readily available, or if the Adviser believes it does not otherwise reflect the fair value of a security or asset, the security or asset will be fair valued by the Pricing Committee in accordance with the Funds’ valuation policies and procedures. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, periodic comparisons to valuations provided by other independent pricing services, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be categorized either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis, which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
102

Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Funds’ investments are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The CM Commodity Index Fund and International Investors Gold Fund may effect certain investments through the Commodities Series Fund I Subsidiary, and Gold Series Fund I Subsidiary, respectively, Cayman Islands exempted companies (collectively the “Subsidiaries” and each a wholly-owned “Subsidiary”). The consolidated financial statements of the CM Commodity Index Fund and the International Investors Gold Fund present the financial position and results of operations for the Funds, and their wholly owned Subsidiaries. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2022, the CM Commodity Index Fund and International Investors Gold Fund held $126,174,830 and $60,336 in their Subsidiaries, representing 22% and 0% of the Funds’ net assets, respectively.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned Subsidiaries are classified as controlled foreign corporations (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gains, to the extent of its earnings and profits, will be included each year in the Funds’ investment company taxable income. Net losses of the CFC cannot be deducted by the Funds in the current year, nor carried forward to offset taxable income in future years.

D.	Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually (except for dividends from net investment income from Emerging Markets Bond Fund which are declared and paid monthly). Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day as quoted by one or more sources. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Such amounts are included with the net realized and unrealized gains and losses on investment securities in the Statements of Operations. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) and net change in unrealized appreciation (depreciation) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. Any currency denominated in Rubles cannot be repatriated and such currency is valued at $0 as of December 31, 2022

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.
103

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

G.	Use of Derivative Instruments—The Funds may invest in derivative instruments, including, but not limited to, options, futures, swaps and forward foreign currency contracts. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Schedule of Investments.

Total Return Swaps—The CM Commodity Index Fund enters into total return swaps in order take a “long” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position held by the CM Commodity Index Fund at December 31, 2022 is reflected in the Fund’s Consolidated Schedule of Investments.

During the year ending in December 31, 2022, the CM Commodity Index Fund held swap contracts for twelve months with an average monthly notional amount of $724,896,741.

Forward Foreign Currency Contracts—The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in realized gain (loss) on forward foreign currency contracts in the Statements of Operations. During the year ending in December 31, 2022, the Emerging Market Bond Fund held forward foreign currency contracts for ten months. The average amount purchased and sold (in U.S. dollars) was $224,397 and $219,787, respectively. The Emerging Markets Fund held forward foreign currency contracts for four months during the year, and the average amount purchased and sold (in U.S. dollars) was $1,612,478 and $1,612,534, respectively. The International Investors Gold Fund held forward foreign currency contracts for four months during the year, and the average amount purchased and sold (in U.S. dollars) was $1,475,129 and $1,467,187, respectively. There were no open forward foreign currency contracts held at December 31, 2022.

At December 31, 2022, the following Funds held derivatives (not designated as hedging instruments under GAAP):

Asset Derivatives
Commodities Futures Risk
CM Commodity Index Fund
Swap contracts[1]	$5,094,896

[1]	Statements of Assets and Liabilities location: Total return swap contracts, at value
104

The impact of transactions in derivative instruments during the year ended December 31, 2022, was as follows:

	Commodities Futures Risk	Foreign Currency Risk
CM Commodity Index Fund
Realized gain (loss):
Swap contracts[1]	$93,893,095	$—
Net change in unrealized appreciation (depreciation):
Swap contracts[2]	(983,287)	—
Emerging Markets Bond Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	61,464
Emerging Markets Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	36,030
International Investors Gold Fund
Realized gain (loss):
Forward foreign currency contracts[3]	—	23,841

[1]	Statements of Operations location: Net realized gain (loss) on swap contracts
[2]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts
[3]	Statements of Operations location: Net realized gain (loss) on forward foreign currency contracts

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of offset in those agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and or securities as collateral for derivative instruments and securities lending. For financial reporting purposes, the Funds present securities lending assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Cash collateral held in the form of money market fund investments, if any, at December 31, 2022 is presented in the Schedules of Investments and in the Statements of Assets and Liabilities. Non-cash collateral is disclosed in Note 9 (Securities Lending).

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statements of Assets and Liabilities subject to a master netting or similar agreements, as well as financial collateral received or pledged (including cash collateral) as of December 31, 2022. The total amount of collateral reported, if any, is limited to the net amounts of financial assets and liabilities presented in the Statements of Assets and Liabilities for the respective financial instruments. In general, collateral received or pledged exceeds the net amount of the unrealized gain/loss or market value of financial instruments.

	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments and Cash Collateral Received	Net Amount
CM Commodity Index Fund
Total return swap contracts	$5,094,896	$—	$5,094,896	$—	$5,094,896
105

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(continued)

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are determined based on the specific identification method. Interest income, including amortization of premiums and discounts, is accrued as earned. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date.

Income, non-class specific expenses, gains and losses on investments are allocated to each class of shares based upon the relative net assets. Expenses directly attributable to a specific class are charged to that class.

The Funds earn interest income on uninvested cash balances held at the custodian bank. Such amounts, if any, are presented as interest income in the Statements of Operations.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—VEAC is the investment adviser to the Emerging Markets Bond Fund, Emerging Markets Fund, Emerging Markets Leaders Fund, Environmental Sustainability, Global Resources Fund, International Investors Gold Fund, and VanEck Morningstar Wide Moat Fund. VEARA is the investment adviser to the CM Commodity Index Fund and its Subsidiary. VEARA is a wholly-owned subsidiary of VEAC. The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets, as follows:

Fund	Annual Rate

CM Commodity Index Fund	0.75%
Emerging Markets Bond Fund	0.80% of the first $1.5 billion and 0.75% thereafter
Emerging Markets Fund	0.75%
Emerging Markets Leaders Fund	0.75%
Environmental Sustainability Fund	0.75%
Global Resources Fund	1.00% of the first $2.5 billion and 0.90% thereafter
International Investors Gold Fund	0.75% of the first $500 million, 0.65% of the next $250 million and 0.50% thereafter
VanEck Morningstar Wide Moat Fund	0.45%

The Adviser has agreed, until at least May 1, 2023, to waive management fees and assume expenses to prevent the Funds’ total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, dividends and interest payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

106

The current expense limitations and the amounts waived/assumed by the Adviser for the year ending in December 31, 2022, are as follows:

Fund	Expense Limitations	Waiver of Management Fees	Expenses Assumed by the Adviser

CM Commodity Index Fund
Class A	0.95%	$146,296	$—
Class I	0.65	861,868	—
Class Y	0.70	1,147,865	—
Emerging Markets Bond Fund
Class A	1.25	43,870	26,516
Class I	0.95	32,455	30,029
Class Y	1.00	21,462	29,256
Emerging Markets Fund
Class A	1.60	—	—
Class C	2.50	—	—
Class I	1.00	970,649	—
Class Y	1.10	684,224	—
Class Z	0.90	162,927	—
Emerging Markets Leaders Fund
Class A	1.45	5,352	28,133
Class I	0.85	10,731	41,764
Class Y	0.95	10,727	40,327
Class Z	0.75	5,368	31,380
Environmental Sustainability Fund
Class A	1.25	6,493	32,795
Class I	0.95	13,757	47,457
Class Y	1.05	12,243	42,808
Global Resources Fund
Class A	1.38	140,921	—
Class C	2.20	26,498	—
Class I	0.95	720,691	—
Class Y	1.13	39,820	—
International Investors Gold Fund
Class A	1.45	—	—
Class C	2.20	4,767	—
Class I	1.00	154,448	—
Class Y	1.10	35,596	—
VanEck Morningstar Wide Moat Fund
Class I	0.59	14,947	33,344
Class Z	0.49	60,946	46,145

The Adviser also performs accounting and administrative services for the Emerging Markets Fund and International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets for Emerging Markets Fund, and for International Investors Gold Fund at the rate of 0.25% per year on the first $750 million of the average daily net assets of the Fund and 0.20% per year of the average daily net assets in excess of $750 million. Administrative fees are included in expenses in the Statements of Operations.

For the year ended December 31, 2022, Van Eck Securities Corporation (the “Distributor”), and affiliate of the Adviser, received a total of $679,715 in sales loads relating to the sale of shares of the Funds, of which $607,859 was reallowed to broker/dealers and the remaining $71,856 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

At December 31, 2022, the Distributor owned approximately 100% of Class A, I, Y, and Z of VanEck Emerging Markets Leaders Fund, 93% of Class A, 87% of Class I and 99% Class Y of VanEck Environmental Sustainability Fund, 91% of Class I and 52% of Class Z of VanEck Morningstar Wide Moat Fund.

107

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(continued)

Note 4—Investments—For the year ending in December 31, 2022, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Emerging Markets Bond Fund	$36,850,399	$(39,841,037)
Emerging Markets Fund	155,071,928	(869,981,697)
Emerging Markets Leaders Fund	7,014,058	(930,481)
Environmental Sustainability Fund	932,959	(597,038)
Global Resources Fund	439,135,799	(318,685,966)
International Investors Gold Fund	291,759,982	(324,057,810)
VanEck Morningstar Wide Moat Fund	12,201,320	(12,521,455)

Note 5—Income Taxes—As of December 31, 2022, for Federal income tax purposes, the identified cost, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) of investments were as follows:

Fund	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
CM Commodity Index Fund	$490,315,350	$91,293,805	$(23,512)	$91,270,293
Emerging Markets Bond Fund	10,169,362	654,101	(1,183,708)	(529,607)
Emerging Markets Fund	1,039,140,923	176,962,949	(287,014,326)	(110,051,377)
Emerging Markets Leaders Fund	5,966,821	228,630	(1,002,602)	(773,972)
Environmental Sustainability Fund	5,388,632	275,174	(1,516,433)	(1,241,259)
Global Resources Fund	758,872,642	292,364,577	(47,028,796)	245,335,781
International Investors Gold Fund	586,897,183	203,594,657	(66,737,409)	136,857,248
VanEck Morningstar Wide Moat Fund	16,343,441	1,176,542	(2,304,904)	(1,128,362)

At December 31, 2022, the components of accumulated distributable earnings (loss) on a tax basis, for each Fund were as follows:

Fund	Undistributed Ordinary Income	(Accumulated Capital Losses)/ Undistributed Capital Gains	Post-October Losses Deferred*	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Loss)
CM Commodity Index Fund	$–	$(16,232)	$–	$(133,965,617)	$5,153,204	$(128,828,645)
Emerging Markets Bond Fund	–	(34,292,752)	(27,763)	(12,709)	(532,402)	(34,865,626)
Emerging Markets Fund	5,093,376	(208,829,307)	–	(1,161,142)	(112,990,356)	(317,887,429)
Emerging Markets Leaders Fund	62,202	(338,156)	–	(640)	(772,687)	(1,049,281)
Environmental Sustainability Fund	–	(165,381)	(59,196)	(1,129)	(1,241,068)	(1,466,774)
Global Resources Fund	–	(1,008,902,418)	(3,101,174)	(427,628)	245,328,273	(767,102,947)
International Investors Gold Fund	–	(363,061,776)	–	(451,282)	136,861,341	(226,651,717)
VanEck Morningstar Wide Moat Fund	13,737	–	(220,334)	(7,036)	(1,128,363)	(1,341,996)

* Post-October losses represent certain ordinary specified and/or capital losses incurred after October 31, 2022. These losses are deemed to arise on the first day of the Funds’ next taxable year.

The tax character of dividends paid to shareholders were as follows:

108

	December 31, 2022			December 31, 2021
Fund	Ordinary Income*	Long-Term Capital Gains	Return of Capital	Ordinary Income*	Long-Term Capital Gains	Return of Capital
CM Commodity Index Fund	$128,704,819	$–	$–	$129,308,838	$–	$–
Emerging Markets Bond Fund	448,243	–	464,039	1,001,574	–	343,312
Emerging Markets Fund	40,001,262	–	–	3,609,177	166,469,764	–
Emerging Markets Leaders Fund	56,512	–	–	–	–	–
Environmental Sustainability Fund	62,510	340	–	–	–	–
Global Resources Fund	26,001,550	–	–	12,201,503	–	–
International Investors Gold Fund	–	–	–	49,604,659	–	–
VanEck Morningstar Wide Moat Fund	606,197	1,103,725	–	1,341,043	853,192	–

*	Includes Short-Term Capital Gains, if any.

At December 31, 2022, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

Fund	Short-Term Capital Losses with No Expiration	Long-Term Capital Losses with No Expiration	Total
CM Commodity Index Fund	$(16,232)	$–	$(16,232)
Emerging Markets Bond Fund	(32,974,671)	(1,318,081)	(34,292,752)
Emerging Markets Fund	(100,061,455)	(108,767,852)	(208,829,307)
Emerging Markets Leaders Fund	(338,156)	–	(338,156)
Environmental Sustainability Fund	(78,484)	(86,897)	(165,381)
Global Resources Fund	(126,298,281)	(882,604,137)	(1,008,902,418)
International Investors Gold Fund	(116,438,977)	(246,622,799)	(363,061,776)

Additionally, Global Resources Fund utilized $55,936,190 of its capital loss carryover available from prior years.

During the year ended December 31, 2022, as a result of permanent book to tax differences primarily due to undistributed earnings attributable to the redemption of shares, tax net operating losses and differences in the treatment of income and realized gains from controlled foreign corporation subsidiaries, the Funds incurred differences that affected distributable earnings and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

Fund	Increase (Decrease) in Total Distributable Earnings (Loss)	Increase (Decrease) in Aggregate Paid in Capital
CM Commodity Index Fund	$86,113,488	$(86,113,488)
Environmental Sustainability Fund	65	(65)
International Investors Gold Fund	12,655,465	(12,655,465)

For the year ended December 31, 2022, Emerging Market Bond Fund’s net realized losses from foreign currency translations were $340,521.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes

109

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NOTES TO FINANCIAL STATEMENTS

(continued)

on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ending in December 31, 2022, the Funds did not incur any interest or penalties.

Note 6—Principal Risks—Non-diversified funds generally hold securities of fewer issuers than diversified funds (See Note 1) and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse economic developments and political conflicts, or natural or other disasters, such as the recent coronavirus outbreak. Additionally, certain Funds may invest in securities of emerging market issuers, which are exposed to a number of risks that may make these investments volatile in price or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, sanctions and investment restrictions and legal systems that do not protect property risks as well as the laws of the United States. These and other factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets. Certain securities of Chinese issuers are, or may in the future become restricted, and the Fund may be forced to sell such restricted securities and incur a loss. As a result of events involving Russia, the United States and European Union, have in the past, and may in the future, impose sanctions on certain Russian individuals and companies, which may adversely affect the value and liquidity of the Russian-related issuers’ held by the Funds.

The CM Commodity Index Fund may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and economic events and regulatory developments. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

The Environmental Sustainability Fund concentrates its investments in companies that promote positive environmental policies, which may not perform as well as companies that do not pursue such goals. They may be highly dependent upon government subsidies, contracts with government entities, and the successful development of new and proprietary technologies. Investments in them may be volatile.

The Global Resources Fund and International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate, they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

110

Economies and financial markets throughout the world have experienced periods of increased volatility, uncertainty and distress as a result of conditions associated with the COVID-19 pandemic. To the extent these conditions continue, the risks associated with an investment in a Fund could be heightened and the Fund’s investments (and thus a shareholder’s investment in a Fund) may be particularly susceptible to sudden and substantial losses, reduced yield or income or other adverse developments.

Following Russia’s large-scale invasion of Ukraine on February 24, 2022, governments of the United States and many other countries have imposed economic sanctions on certain Russian individuals and Russian governmental, corporate and banking entities. A number of jurisdictions have also instituted broad sanctions on Russia, including banning Russia from global payments systems that facilitate cross-border payments.

In response, the government of Russia has imposed capital controls to restrict movements of capital entering and exiting the country. As a result, the value and liquidity of Russian securities and its currency have experienced significant declines and increased volatility. The Russian securities markets were closed for a period of time and were reopened on March 24, 2022, but significant trading limitations have remained. There is no assurance that these disruptions will not continue.

A more complete description of risks is included in each Fund’s Prospectus and Statement of Additional Information.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts, and payments to the Distributor for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares, and is recorded as Distribution fees in the Statements of Operations.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $0.001 par value shares authorized):

	CM Commodity Index Fund		Emerging Markets Bond Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A:
Shares sold	4,510,600	3,957,684	102,514	116,452
Shares reinvested	850,526	634,726	59,131	41,102
Shares redeemed	(6,639,181)	(3,277,047)	(199,923)	(185,793)
Net increase (decrease)	(1,278,055)	1,315,363	(38,278)	(28,239)

Class I:
Shares sold	18,038,213	25,072,665	34,142	787,924
Shares reinvested	4,853,419	4,670,695	49,145	119,234
Shares redeemed	(30,813,180)	(13,382,771)	(575,360)	(2,356,297)
Net increase (decrease)	(7,921,548)	16,360,589	(492,073)	(1,449,139)

Class Y:
Shares sold	42,910,201	20,267,553	56,930	376,300
Shares reinvested	13,369,251	11,659,739	35,991	28,026
Shares redeemed	(52,204,850)	(12,145,676)	(245,107)	(252,627)
Net increase (decrease)	4,074,602	19,781,616	(152,186)	151,699
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(continued)

	Emerging Markets Fund		Emerging Markets Leaders Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Period Ended December 31, 2022
Class A:
Shares sold	2,359,073	1,961,219	40,000
Shares reinvested	161,358	402,834	291
Shares redeemed	(5,213,246)	(2,218,073)	N/A
Net increase (decrease)	(2,692,815)	145,980	40,291

Class C:
Shares sold	99,247	279,495	N/A
Shares reinvested	32,364	125,429	N/A
Shares redeemed	(690,783)	(537,501)	N/A
Net decrease	(559,172)	(132,577)	N/A

Class I:
Shares sold	5,063,622	12,493,340	80,000
Shares reinvested	1,076,940	2,795,560	1,007
Shares redeemed	(26,086,189)	(17,902,220)	N/A
Net increase (decrease)	(19,945,627)	(2,613,320)	81,007

Class Y:
Shares sold	18,584,481	15,784,983	80,000
Shares reinvested	1,015,855	3,563,867	936
Shares redeemed	(50,867,718)	(20,196,116)	N/A
Net increase (decrease)	(31,267,382)	(847,266)	80,936

Class Z:
Shares sold	3,810,153	2,639,044	40,000
Shares reinvested	65,175	246,286	539
Shares redeemed	(1,755,844)	(2,734,775)	N/A
Net increase	2,119,484	150,555	40,539

	Environmental Sustainability Fund		Global Resources Fund
	Year Ended December 31, 2022	Period Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A:
Shares sold	4,017	40,863	797,985	1,502,062
Shares reinvested	572	—	71,837	45,405
Shares redeemed	(1,886)	—	(1,357,182)	(824,102)
Net increase (decrease)	2,703	40,863	(487,360)	723,365

Class C:
Shares sold	N/A	N/A	111,858	214,843
Shares reinvested	N/A	N/A	7,078	3,809
Shares redeemed	N/A	N/A	(151,880)	(181,846)
Net increase (decrease)	N/A	N/A	(32,944)	36,806

Class I:
Shares sold	3,462	88,900	4,414,516	2,134,840
Shares reinvested	1,508	—	187,646	77,465
Shares redeemed	(278)	(403)	(2,369,457)	(3,007,266)
Net increase (decrease)	4,692	88,497	2,232,705	(794,961)

Class Y:
Shares sold	1,056	80,000	3,678,908	4,260,547
Shares reinvested	1,255	—	150,475	76,682
Shares redeemed	(438)	—	(2,420,085)	(2,127,574)
Net increase	1,873	80,000	1,409,298	2,209,655
112

	International Investors Gold Fund		VanEck Morningstar Wide Moat Fund
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
Class A:
Shares sold	5,344,935	5,461,170	N/A	N/A
Shares reinvested	—	1,655,334	N/A	N/A
Shares redeemed	(7,254,144)	(7,283,146)	N/A	N/A
Net decrease	(1,909,209)	(166,642)	N/A	N/A

Class C:
Shares sold	721,667	1,034,911	N/A	N/A
Shares reinvested	N/A	413,251	N/A	N/A
Shares redeemed	(1,581,591)	(1,520,224)	N/A	N/A
Net decrease	(859,924)	(72,062)	N/A	N/A

Class I:
Shares sold	5,262,895	2,994,686	102	15,197
Shares reinvested	N/A	654,866	12,004	14,035
Shares redeemed	(6,876,123)	(3,493,744)	(50,212)	(6,120)
Net increase (decrease)	(1,613,228)	155,808	(38,106)	23,112

Class Y:
Shares sold	12,831,492	15,460,624	N/A	N/A
Shares reinvested	N/A	1,455,685	N/A	N/A
Shares redeemed	(15,337,967)	(16,672,274)	N/A	N/A
Net increase (decrease)	(2,506,475)	244,035	N/A	N/A

Class Z:
Shares sold	N/A	N/A	56,010	68,420
Shares reinvested	N/A	N/A	53,377	53,153
Shares redeemed	N/A	N/A	(32,334)	(17,757)
Net increase	N/A	N/A	77,053	103,816

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with the securities lending agent. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, cash equivalents, U.S. government securities, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower and or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. Securities lending income is disclosed as such in the Statements of Operations. Cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral consists of U.S. Treasuries and U.S. Government Agency securities, and is not disclosed in the Funds’ Schedules of Investments or Statements of Assets and Liabilities as it is held by the agent on behalf of the Funds. The Funds do not have the ability to re-hypothecate those securities. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the Fund securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related cash collateral, if any, at December 31, 2022, is presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. The following is a summary of the Funds’ securities on loan and related collateral as of December 31, 2022:

113

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Market Value of Securities on Loan	Cash Collateral	Non-Cash Collateral	Total Collateral
CM Commodity Index Fund	$24,771,374	$1,533	$25,278,248	$25,279,781
Emerging Markets Bond Fund	146,590	53,698	97,114	150,812
Emerging Markets Fund	22,122,836	4,691,740	18,854,371	23,546,111
Emerging Markets Leaders Fund	127,707	133,459	–	133,459
Environmental Sustainability Fund	330,482	186,478	153,033	339,511
Global Resources Fund	87,749,091	46,172,097	43,871,555	90,043,652
International Investors Gold Fund	43,333,298	42,688,681	2,416,670	45,105,351

The following table presents money market fund investments held as collateral by type of security on loan as of December 31, 2022:

	Gross Amount of Recognized Liabilities for Securities Lending Transactions* in the Statements of Assets and Liabilities
Fund	Corporate Bonds	Equity Securities	Government Obligations
CM Commodity Index Fund	$–	$–	$1,533
Emerging Markets Bond Fund	53,698	–	–
Emerging Markets Fund	–	4,691,740	–
Emerging Markets Leaders Fund	–	133,459	–
Environmental Sustainability Fund	–	186,478	–
Global Resources Fund	–	46,172,097	–
International Investors Gold Fund	–	42,688,681	–

*	Remaining contractual maturity: overnight and continuous

Note 10—Bank Line of Credit—The Trust participates with VanEck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ending in December 31, 2022, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate
Emerging Markets Bond Fund	52	$243,903	4.60%
Emerging Markets Fund	211	8,193,941	3.43
Global Resources Fund	6	615,946	5.18
International Investors Gold Fund	22	3,780,232	3.50
VanEck Morningstar Wide Moat Fund	10	533,527	4.78

Outstanding loan balances as of December 31, 2022, if any, are reflected in the Statements of Assets and Liabilities.

Note 11—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which a Trustee can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of eligible Funds of the Trust, or other registered investment companies managed by the Adviser, which include VanEck ETF Trust and VanEck VIP Trust, as directed by the Trustees.

The expense of the Deferred Plan is included in “Trustees’ fees and expenses” on the Statements of Operations. The liability for the Deferred Plan is shown as “Deferred Trustees’ fees” in the Statements of Assets and Liabilities.

114

Note 12—Subsequent Event Review—Effective January 1, 2023, the CM Commodity Index Fund changed its management fee to 0.65%.

115

VANECK FUNDS

 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of VanEck Funds and Shareholders of each of the eight funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, (the consolidated statement of assets and liabilities, including the consolidated schedule of investments, for CM Commodity Index Fund and International Investors Gold Fund) of the funds indicated in the table below (eight of the funds constituting VanEck Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2022, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Funds

CM Commodity Index Fund (3)	Environmental Sustainability Fund (1)
Emerging Markets Bond Fund (1)	Global Resources Fund (1)
Emerging Markets Fund (1)	International Investors Gold Fund (3)
Emerging Markets Leaders Fund (2)	VanEck Morningstar Wide Moat Fund (1)

(1) Statement of operations, statement of changes in net assets, and financial highlights for the year ended December 31, 2022

(2) Statement of operations, statement of changes in net assets, and financial highlights for the period March 1, 2022 (commencement of operations) through December 31, 2022

(3) Consolidated statement of operations, consolidated statement of changes in net assets, and consolidated financial highlights for the year ended December 31, 2022

The financial statements of the Funds as of and for the year or period ended December 31, 2021 and the financial highlights for each of the periods ended on or prior to December 31, 2021 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 28, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with

116

the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers

LLP New York, New York

February 27, 2023

We have served as the auditor of one or more investment companies in the VanEck Funds complex since 2022.

117

VANECK FUNDS

APPROVAL OF ADVISORY AGREEMENT

December 31, 2022 (unaudited)

CM COMMODITY INDEX FUND
(the “Fund”)

On June 23, 2022, the Board of Trustees (the “Board”) of VanEck Funds (the “Trust”), including a majority of the trustees who are not “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940 Act (the “Independent Trustees”), approved the continuation of the existing advisory agreement (the “Advisory Agreement”) between the Fund and its investment adviser, Van Eck Absolute Return Advisers Corporation (together with its affiliated companies, the “Adviser”). On December 9, 2022, the Board, including a majority of the Independent Trustees, approved an amendment to the Advisory Agreement to reduce the Fund’s management fee, effective January 1, 2023.

In considering the amendment to the Advisory Agreement, the Board took into consideration information that had been provided by the Adviser throughout the year at meetings of the Board and its committees, including information requested by the Independent Trustees and furnished by the Adviser for meetings of the Board held on June 3, 2022 and June 23, 2022, specifically for the purpose of considering the continuation of the Advisory Agreement. During its June 3, 2022 and June 23, 2022 Board meetings, the Board considered: (i) the nature, extent, and quality of services provided by the Advisory Agreement with respect to the Fund; (ii) the Fund’s investment performance and Fund expenses; and (iii) the Fund’s profitability and economies of scale. The Independent Trustees were advised by independent legal counsel throughout the year, including during the contract renewal process and when the Board considered the amendment. The Independent Trustees met with independent legal counsel in executive sessions outside the presence of management throughout the year, including when considering the renewal of and the amendment to the Advisory Agreement.

The Fund’s semi-annual report to shareholders dated June 30, 2022 sets forth the material factors that the Board took into consideration in renewing the Advisory Agreement, and those material factors served as a basis for the approval of the amendment to the Advisory Agreement. In approving the amendment to the Advisory Agreement, the Board took into consideration the information provided by the Adviser at the December 9, 2022 Board meeting regarding the proposed reduction in the management fee including, among other things, the potential benefits to shareholders of reduced investment management expenses. In determining the material factors to be considered in evaluating the amendment to the Advisory Agreement for the Fund and the weight to be given to such factors, the members of the Board relied upon their own business judgment, with the advice of independent legal counsel. The Board did not consider any single factor as controlling in determining whether to approve the amendment of the Advisory Agreement and each member of the Board may have placed varying emphasis on particular factors in reaching a conclusion. Moreover, this summary description does not necessarily identify all of the factors considered or conclusions reached by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, the Board unanimously approved the amendment of the Advisory Agreement for the Fund.

118

VANECK FUNDS

TAX INFORMATION

(unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2022. Please consult your tax advisor for proper treatment of this information.

Fund	Ordinary Income Amount Paid Per Share	Return of Capital Per Share	Qualified Dividend Income for Individuals*	Dividends Qualifying for the Dividend Received Deduction for Corporations*
CM Commodity Index Fund
Class A	$1.1990	$—	—%	—%
Class I	1.2226	—	—	—
Class Y	1.2190	—	—	—
Emerging Markets Bond Fund
Class A	0.1864	0.1932	—	—
Class I	0.2126	0.2195	—	—
Class Y	0.1928	0.1997	—	—
Emerging Markets Fund
Class A	0.4713	—	31.62	0.71
Class C	0.3608	—	31.62	0.71
Class I	0.5679	—	31.62	0.71
Class Y	0.5495	—	31.62	0.71
Class Z	0.5731	—	31.62	0.71
Emerging Markets Leaders Fund
Class A	0.1485	—	37.52	—
Class I	0.2565	—	37.52	—
Class Y	0.2384	—	37.52	—
Class Z	0.2745	—	37.52	—
Environmental Sustainability Fund
Class A	0.2489	—	77.95	18.78
Class I	0.3085	—	77.95	18.78
Class Y	0.2918	—	77.95	18.78
Global Resources Fund
Class A	1.0420	—	100.00	74.06
Class C	0.7720	—	100.00	74.06
Class I	1.2350	—	100.00	74.06
Class Y	1.1575	—	100.00	74.06
VanEck Morningstar Wide Moat Fund
Class I	0.2992	—	52.58	50.33
Class Z	0.3186	—	52.58	50.33

*	Expressed as a percentage of the cash distribution grossed up for foreign taxes.
119

VANECK FUNDS

TAX INFORMATION

(unaudited) (continued)

Fund	Foreign Source Income*	Foreign Taxes Paid Per Share**	Long-Term Capital Gain Per Share	Federal Obligation Interest ***
CM Commodity Index Fund
Class A	—%	$—	$—	5.77%
Class I	—	—	—	5.77
Class Y	—	—	—	5.77
Emerging Markets Bond Fund
Class A	100.00	0.0059	—	—
Class I	100.00	0.0059	—	—
Class Y	100.00	0.0059	—	—
Emerging Markets Fund
Class A	48.42	0.1211	—	0.02
Class C	48.42	0.1211	—	0.02
Class I	48.42	0.1211	—	0.02
Class Y	48.42	0.1211	—	0.02
Class Z	48.42	0.1211	—	0.02
Emerging Markets Leaders Fund
Class A	47.99	0.0471	—	0.26
Class I	47.99	0.0471	—	0.26
Class Y	47.99	0.0471	—	0.26
Class Z	47.99	0.0471	—	0.26
Environmental Sustainability Fund
Class A	—	—	0.0016	0.72
Class I	—	—	0.0016	0.72
Class Y	—	—	0.0016	0.72
Global Resources Fund
Class A	—	—	—	0.43
Class C	—	—	—	0.43
Class I	—	—	—	0.43
Class Y	—	—	—	0.43
VanEck Morningstar Wide Moat Fund
Class I	—	—	1.9311	—
Class Z	—	—	1.9311	—

* Expressed as a percentage of the cash distribution grossed up for foreign taxes.

** The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments.

*** The interest from Federal obligations represents income derived from assets backed by the full faith and credit of the U.S. Government. State law varies as to what percentage of this dividend is exempt from state income tax.

Additionally, VanEck Morningstar Wide Moat Fund paid short-term capital gains of $0.7455 per share that represents Qualified Short-Term Capital Gains (“QSTG”) which may be exempt from United States withholding tax when distributed to non-U.S. shareholders with proper documentation.

120

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2022 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees

Jayesh Bhansali 1964 (A)(G)(I)	Trustee	Since 2022	Chief Investment Officer, IRIQIV LLC (a multi-family office). Formerly, Managing Director and Lead Portfolio Manager, Nuveen, a TIAA company.	12	Trustee of Judge Baker Children’s Center; Director of Under One Roof.

Jon Lukomnik 1956 (A)(G)(I)	Trustee Chairperson of the Audit Committee	Since 2006 Since 2021	Managing Partner, Sinclair Capital LLC (consulting firm). Formerly, Executive Director, Investor Responsibility Research Center Institute; Pembroke Visiting Professor of International Finance, Judge Business School, Cambridge.	12	Member of the Deloitte Audit Quality Advisory Committee; Director, The Shareholder Commons; Director of VanEck ICAV (an Irish UCITS); VanEck Vectors UCITS ETF plc (an Irish UCITS). Formerly, Director of VanEck (a Luxembourg UCITS); Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; Chairman of the Advisory Committee of Legion Partners.

Jane DiRenzo Pigott 1957(A)(G)(I)	Trustee Chairperson of the Board	Since 2007 Since 2020	Managing Director, R3 Group LLC (consulting firm).	12	Trustee of Northwestern University, Lyric Opera of Chicago and the Chicago Symphony Orchestra. Formerly, Director and Chair of Audit Committee of 3E Company (services relating to hazardous material safety); Director of MetLife Investment Funds, Inc.

R. Alastair Short 1953 (A)(G)(I)	Trustee	Since 2004	President, Apex Capital Corporation (personal investment vehicle).	81	Chairman and Independent Director, EULAV Asset Management; Lead Independent Director, Total Fund Solution; Independent Director, Contingency Capital, LLC; Trustee, Kenyon Review; Trustee, Children’s Village. Formerly, Independent Director, Tremont offshore funds.

Richard D. Stamberger 1959 (A)(G)(I)	Trustee Chairperson of the Governance Committee	Since 1995 Since 2022	Senior Vice President, B2B, Future Plc (a global media company), July 2020 to August 2022; President, CEO and co-founder, SmartBrief, Inc., 1999 to 2020.	81	Director, Food and Friends, Inc.

Interested Trustee

Jan F. van Eck(4) 1963 (I)	Trustee Chairperson of the Investment Oversight Committee Chief Executive Officer and President	Since 2019 Since 2020 Since 2010	Director, President and Chief Executive Officer of Van Eck Associates Corporation (VEAC), Van Eck Absolute Return Advisers Corporation (VEARA) and Van Eck Securities Corporation (VESC); Officer and/or Director of other companies affiliated with VEAC and/or the Trust.	81	Director, National Committee on US-China Relations.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Trustee serves until resignation, death, retirement or removal.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck ETF Trust.
121

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

(4) “Interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended.  Mr. van Eck is an officer of VEAC, VEARA and VESC. In addition, Mr. van Eck and members of his family own 100% of the voting stock of VEAC, which in turns owns 100% of the voting stock of each of VEARA and VESC.

(A) Member of the Audit Committee.

(G) Member of the Governance Committee.

(I) Member of the Investment Oversight Committee

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] And Length of Time Served	Principal Occupation(s) During Past Five Years
Officer Information

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President, Assistant General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of VEAC; Officer of other investment companies advised by VEAC and VEARA.

Charles T. Cameron, 1960	Vice President	Since 1996	Portfolio Manager of VEAC; Officer and/or Portfolio Manager of other investment companies advised by VEAC and VEARA. Formerly, Director of Trading of VEAC.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA. Formerly, Vice President of VESC.

Susan Curry, 1966	Assistant Vice President	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Managing Director, Legg Mason, Inc.

F. Michael Gozzillo, 1965	Chief Compliance Officer	Since 2018	Vice President and Chief Compliance Officer of VEAC and VEARA; Chief Compliance Officer of VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Chief Compliance Officer of City National Rochdale, LLC and City National Rochdale Funds.

Laura Hamilton, 1977	Vice President	Since 2019	Assistant Vice President of VEAC and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Operations Manager of Royce & Associates.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016); Assistant Secretary (Since 2008)	Vice President, Associate General Counsel and Assistant Secretary of VEAC, VEARA and VESC; Officer of other investment companies advised by VEAC and VEARA. Formerly, Assistant Vice President of VEAC, VEARA and VESC.

Lisa A. Moss, 1965	Assistant Vice President and Assistant Secretary	Since 2022	Assistant Vice President of VEAC, VEARA and VESC; Formerly, Senior Counsel, Perkins Coie LLP; Assistant General Counsel, Fred Alger Management, Inc.

James Parker, 1969	Assistant Treasurer	Since 2014	Assistant Vice President of VEAC and VEARA; Manager, Portfolio Administration of VEAC and VEARA; Officer of other investment companies advised by VEAC and VEARA.

Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016); Secretary and Chief Legal Officer (Since 2014)	Senior Vice President, General Counsel and Secretary of VEAC, VEARA and VESC; Officer and/or Director of other companies affiliated with VEAC and/or the Trust. Formerly, Vice President of VEAC, VEARA and VESC.

Andrew Tilzer, 1972	Assistant Vice President	Since 2021	Vice President of VEAC and VEARA; Vice President of Portfolio Administration of VEAC. Formerly, Assistant Vice President, Portfolio Operations of VEAC.

(1) The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.

(2) Officers are elected yearly by the Board.

122

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. To obtain a prospectus, which contains this and other information, call 800.826.2333 or visit vaneck.com. Please read the prospectus carefully before investing.

Additional information about the VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The Trust’s Form N-PORT filings are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s

Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	VanEck Associates Corporation
Distributor:	VanEck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	VEFUNDAR

Item 2.	CODE OF ETHICS.

(a)	The Registrant has adopted a code of ethics (the “Code of Ethics”) that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	The Registrant’s code of ethics is reasonably described in this Form N-CSR.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that Jane Pigott and Jon Lukomnik, members of the Audit Committee, are “audit committee financial experts” and “independent” as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and 4(g) are for the Funds of the Registrant for which the fiscal year end is December 31.

(a)	Audit Fees. The aggregate Audit Fees of PricewaterhouseCoopers LLP for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2022 and December 31, 2021, were $209,880 and $0, respectively.

(b)	Audit-Related Fees. Not applicable.

(c)	Tax Fees. The aggregate Tax Fees of PricewaterhouseCoopers LLP for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended December 31, 2022 and December 31, 2021, were $90,600 and $0, respectively.

(d)	All Other Fees

None.

(e)	The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by Section 10A of the Securities Exchange Act of 1934. The Audit Committee has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant’s Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)) consisting of five Independent Trustees. Jayesh Bhansali, Jon Lukomnik, Jane Pigott, R. Alastair Short and Richard D. Stamberger currently serve as members of the Audit Committee. Mr. Lukomnik is the Chairman of the Audit Committee.

Item 6.	SCHEDULE OF INVESTMENTS.

Information included in Item 1.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 8.	PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

Item 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	EXHIBITS.

(a)(1)	The code of ethics is attached as EX-99.CODE ETH

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VanEck Funds

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 10, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jan F. van Eck, CEO

Date March 10, 2023

By (Signature and Title)	/s/ John J. Crimmins, Treasurer and CFO

Date March 10, 2023